    As filed with the Securities and Exchange Commission on April 11, 2002


                                                      Registration No. 333-39157
                                                                       811-07798

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                          ---------------------------


                         POST-EFFECTIVE AMENDMENT NO. 6


                                    FORM S-6

                          ---------------------------

                 FOR THE REGISTRATION UNDER THE SECURITIES ACT
                OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                          ---------------------------

A.       Exact name of trust:

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                   VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

B.       Name of depositor:

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

C.       Complete address of depositor's principal executive office:

                               51 Madison Avenue
                           New York, New York  10010

D.       Name and complete address of agent for service:

                             Sheldon Winicour, Esq.
                          New York Life Insurance and
                              Annuity Corporation
                               51 Madison Avenue
                           New York, New York  10010

                                   Copy to:


    Stephen E. Roth, Esq.                       Sheila K. Davidson, Esq.
    Sutherland Asbill & Brennan LLP             Senior Vice President
    1275 Pennsylvania Avenue, NW                and General Counsel
    Washington, DC 20004-2415                   New York Life Insurance Company
                                                51 Madison Avenue
                                                fNew York, New York  10010



It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.


[X] on May 1, 2002 pursuant to paragraph (b) of Rule 485.


[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485.


[ ] on April 12, 2002 pursuant to paragraph (a)(i) of 485.



[x] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


E.       Title of securities being registered:

         Units of interest in a separate account under flexible premium survivorship variable universal life policies

F.       Approximate date of proposed public offering:   Not applicable

G. Proposed maximum aggregate offering price to the public of the securities being registered:

[ ] Check box if it is proposed that this filing will become effective on (date) at (time) pursuant to Rule 487.

                             CROSS REFERENCE SHEET

                      INFORMATION REQUIRED IN A PROSPECTUS

Item of Form N-8B-2                                    Prospectus Caption
-------------------                                    ------------------
    1                                                  Definitions; The Separate Account

    2                                                  About NYLIAC

    3                                                  Not Applicable

    4                                                  Sales and Other Agreements

    5                                                  The Separate Account

    6                                                  The Separate Account

    9                                                  Legal Proceedings

    10                                                 Summary of Policy Features; General Description; Life Insurance Protection;
                                                       Cash Value and Cash Surrender Value; Loans; Partial Withdrawals; Surrenders;
                                                       Additional Benefits through Riders and Options; Policy Split Option;
                                                       Premiums; Investments; Deductions and Charges; Policy Proceeds; Additional
                                                       Policy Provisions; Free Look; Exchange Privilege; Additional Provisions
                                                       Regarding the Separate Account; About NYLIAC; Sales and Other Agreements

    11                                                 Cash Value and Cash Surrender Value; The Separate Account

    12                                                 Funds; Portfolios; About NYLIAC; Sales and Other Agreements

    13                                                 Summary of Policy Features; General Description; Loans; Partial Withdrawals;
                                                       Surrenders; Premiums; Investments; Deductions and Charges; Sales and Other
                                                       Agreements

    14                                                 Summary of Policy Features; General Description; Premiums; Investments; Sales
                                                       and Other Agreements

    15                                                 Summary of Policy Features; General Description; Cash Value and Cash
                                                       Surrender Value; Premiums; Investments

    16                                                 Summary of Policy Features; General Description; Cash Value and Cash
                                                       Surrender Value; Premiums; Investments

Item of Form N-8B-2                     Prospectus Caption
-------------------                     ------------------
    17                                  Summary of Policy Features; General
                                        Description; Cash Value and Cash
                                        Surrender Value; Loans; Partial
                                        Withdrawals; Surrenders

    18                                  Summary of Policy Features; General
                                        Description; Cash Value and Cash
                                        Surrender Value; Loans; Partial
                                        Withdrawals; Surrenders; Premiums;
                                        Investments

    19                                  Records and Reports

    20                                  Not Applicable

    21                                  Loans

    22                                  Not Applicable

    23                                  Not Applicable

    24                                  Additional Policy Provisions;
                                        Additional Provisions Regarding the
                                        Separate Account

    25                                  About NYLIAC

    26                                  Deductions and Charges; Loans;
                                        Partial Withdrawals; Surrenders;
                                        Reinstatement Option; Additional Policy
                                        Provisions

    27                                  About NYLIAC

    28                                  Directors and Principal Officers of
                                        NYLIAC

    29                                  About NYLIAC

    30                                  Not Applicable

    31                                  Not Applicable

    32                                  Not Applicable

    33                                  Not Applicable

    34                                  Not Applicable

    35                                  Not Applicable

    37                                  Not Applicable

    38                                  Sales and Other Agreements

    39                                  Sales and Other Agreements

    40                                  Sales and Other Agreements

    41                                  Sales and Other Agreements

    42                                  Not Applicable

Item of Form N-8B-2                                    Prospectus Caption
-------------------                                    ------------------
    43                                                 Not Applicable

    44                                                 Cash Value and Cash Surrender Value

    45                                                 Not Applicable

    46                                                 Cash Value and Cash Surrender Value; Loans; Partial Withdrawals; Surrenders;
                                                       Deductions and Charges; Investments

    47                                                 Cash Value and Cash Surrender Value; Loans; Partial Withdrawals; Surrenders;
                                                       Deductions and Charges; Investments

    48                                                 Not Applicable

    49                                                 Not Applicable

    50                                                 Investments; Additional Provisions Regarding the Separate Account

    51                                                 Cover Page; Summary of Policy Features; Life Insurance Protection; Additional
                                                       Benefits through Riders and Options; Policy Split Option; Surrenders;
                                                       Premiums; Policy Proceeds; Additional Policy Provisions

    52                                                 Investments; Additional Provisions Regarding the Separate Account

    53                                                 Federal Income Tax Considerations

    54                                                 Not Applicable

    55                                                 Not Applicable

            SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                          PROSPECTUS DATED MAY 1, 2002


                  VARIABLE PRODUCTS SERVICE CENTER ADDRESSES:

Variable Products Service Center       Variable Products Service Center
Madison Square Station                 51 Madison Avenue
P.O. Box 922                      or   Room 452
New York, New York 10159               New York, New York 10010
Telephone: 1-800-598-2019


     This prospectus describes two flexible premium survivorship variable universal life insurance policies which New York Life Insurance and Annuity Corporation ("NYLIAC") issues. Series 1 is a policy NYLIAC offered for sale prior to May 10, 2002. This policy will continue to be offered where Series 2 is not yet available for sale. Series 2 is a policy NYLIAC will begin accepting applications and premium payments for beginning May 10, 2002, where approved.


                                POLICY FEATURES


LIFE INSURANCE PROTECTION--These policies offer life insurance protection on two insureds, with a life insurance benefit payable when the last surviving insured dies while the policy is in effect.


CHOICE OF LIFE INSURANCE BENEFIT OPTIONS--

-With respect to Series 1, you can choose either (1) a level life insurance benefit equal to the face amount of your policy or (2) a life insurance benefit which varies and is equal to the sum of your policy's face amount and cash value.


-With respect to Series 2, you can choose: (1) a level life insurance benefit equal to the face amount of your policy, (2) a life insurance benefit which varies and is equal to the sum of your policy's face amount and cash value, or
 (3) a life insurance benefit which is equal to the sum of your policy's face amount and the Adjusted Total Premium.



If you choose a benefit which varies, the life insurance benefit will increase or decrease depending on the performance of the investment options you select. Your policy's life insurance benefit will never be less than the face amount of your policy. The face amount appears on the Policy Data Page of your policy. Under all options, a higher life insurance benefit may apply if necessary to qualify as life insurance under the Internal Revenue Code. The policy proceeds we pay will be the sum of the life insurance benefit plus any rider death benefits less any loans (including any accrued loan interest).



FLEXIBLE PREMIUM PAYMENTS--You can decide the amount of premiums to pay and when to pay them, within limits. Although premium payments are flexible, we may require additional premium payments to keep the policy in effect. The policy may terminate if its cash surrender value is insufficient to pay the policy's monthly charges. The cash surrender value of your policy will fluctuate depending on the performance of the investment options you have chosen. The cash surrender value will also fluctuate with the premiums you pay and the charges we deduct.



LOANS, WITHDRAWALS AND SURRENDERS--You can borrow against or withdraw money from your policy, within limits. Loans and withdrawals will reduce the policy's Life Insurance Benefit and cash surrender value. You can also surrender your policy at any time. The cash surrender value of your policy may increase or decrease depending on the performance of the investment options you select. We do not guarantee the cash surrender value of your policy. If you surrender your policy or take a partial withdrawal during the first fifteen policy years or within fifteen years after you increase the face amount, we may apply a surrender charge. Loans, surrenders, and withdrawals may have tax consequences.



FACE AMOUNT INCREASES AND DECREASES--You can increase or decrease the face amount of your policy, within limits. We will apply a new schedule of surrender charges to any increase in your policy's face amount. We may also deduct a surrender charge for any reduction in the face amount.


                               IMPORTANT NOTICES



 THIS PROSPECTUS PROVIDES INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. THIS PROSPECTUS MUST BE ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE MAINSTAY VP SERIES FUND, INC., THE ALGER AMERICAN FUND, CALVERT VARIABLE SERIES, INC., THE DREYFUS INVESTMENT PORTFOLIOS, THE FIDELITY VARIABLE INSURANCE PRODUCTS FUND, THE JANUS ASPEN SERIES, THE UNIVERSAL INSTITUTIONAL FUNDS, INC. AND THE T. ROWE PRICE EQUITY SERIES, INC. (WE REFER TO THEM COLLECTIVELY AS "FUNDS" AND INDIVIDUALLY AS A "FUND").


 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE POLICIES INVOLVE RISKS, INCLUDING POTENTIAL LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

INVESTMENT OPTIONS--Your policy allows you to choose how you want to invest your premium payments. You have the option to choose from twenty-seven Investment Divisions and a fixed account. You may not invest in more than 21 investment options including the Fixed Account, at any one time. The Investment Divisions available under your policy are:



--   MainStay VP Bond
--   MainStay VP Capital Appreciation
--   MainStay VP Cash Management
--   MainStay VP Convertible
--   MainStay VP Equity Income
--   MainStay VP Government
--   MainStay VP Growth Equity
--   MainStay VP High Yield Corporate Bond
--   MainStay VP Indexed Equity
--   MainStay VP International Equity
--   MainStay VP Mid Cap Core
--   MainStay VP Mid Cap Growth
--   MainStay VP Small Cap Growth
--   MainStay VP Total Return
--   MainStay VP Value
--   MainStay VP American Century Income &
     Growth
--   MainStay VP Dreyfus Large Company Value
--   MainStay VP Eagle Asset Management
     Growth Equity
--   Alger American Small Capitalization
--   Calvert Social Balanced
--   Dreyfus IP Technology Growth (Initial
     Shares)
--   Fidelity VIP Contrafund(R) (Initial
     Class)
--   Fidelity VIP Equity-Income (Initial
     Class)
--   Janus Aspen Series Balanced
--   Janus Aspen Series Worldwide Growth
--   T. Rowe Price Equity Income
--   Van Kampen UIF Emerging Markets Equity
     (formerly known as Morgan Stanley UIF
     Emerging Markets Equity)



We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk.



FREE LOOK PERIOD--You can examine the policy for a limited period and cancel it for a refund of the greater of the cash value of your policy or the total premium payments you have made less any loans or withdrawals you have taken.



REPLACING EXISTING LIFE INSURANCE WITH ANY POLICY MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO BORROW TO PURCHASE THIS POLICY OR TO TAKE WITHDRAWALS FROM ANOTHER POLICY THAT YOU ALREADY OWN TO MAKE PREMIUM PAYMENTS UNDER THIS POLICY.

                               TABLE OF CONTENTS


                                         PAGE
                                         ----
SUMMARY OF POLICY FEATURES.............    5
HOW TO REACH US FOR POLICY SERVICES....   11
DEFINITIONS............................   13
SUMMARY OF DEDUCTIONS AND CHARGES......   15
  Separate Account Charges.............   17
  Fund Charges.........................   17
GENERAL DESCRIPTION....................   21
  Tax-free Section 1035 Exchanges......   21
  When Life Insurance Coverage
     Begins............................   21
  How the Policy is Available..........   21
  How the Policy Works.................   21
LIFE INSURANCE PROTECTION..............   24
  Your Policy Proceeds.................   24
     Your Life Insurance Benefit (for
       Series 1).......................   24
     Your Life Insurance Benefit (for
       Series 2).......................   24
     Changing Your Life Insurance
       Benefit Option..................   27
     Changing the Face Amount of Your
       Policy..........................   30
CASH VALUE AND CASH SURRENDER VALUE....   31
  Cash Value...........................   31
     Amount in the Separate Account....   31
     Amount in the Fixed Account.......   32
     Investment Return.................   32
  Cash Surrender Value.................   33
LOANS..................................   33
  Your Policy as Collateral for the
     Loan..............................   33
  Loan Interest........................   34
  Interest on the Cash Value Held as
     Collateral........................   34
  When Loan Interest is Due............   34
  Loan Repayment.......................   34
  The Effects of a Policy Loan.........   35
PARTIAL WITHDRAWALS....................   35
  Amount Available to Withdraw.........   35
  Requesting a Partial Withdrawal......   36
  When the Partial Withdrawal Is
     Effective.........................   36
  Partial Withdrawal Fee and Surrender
     Charge............................   36
  Allocation of Partial Withdrawal and
     Fee...............................   36
  The Effects of a Partial Withdrawal
     (for Series 1)....................   36
  The Effects of a Partial Withdrawal
     (for Series 2)....................   37
SURRENDERS.............................   38
  Requesting a Surrender...............   38
  When the Surrender Is Effective......   38



                                         PAGE
                                         ----
  Surrender Charges....................   38
ADDITIONAL BENEFITS THROUGH RIDERS AND
  OPTIONS..............................   38
  How the Riders are Available.........   39
  Guaranteed Minimum Death Benefit
     Rider.............................   39
  GMDB Premium Test....................   39
  First-to-Die Monthly Deduction Waiver
     Rider.............................   40
  Level First-to-Die Term Rider........   40
  Life Extension Rider (Series 2)......   40
  Living Benefits Rider................   41
POLICY SPLIT OPTION....................   41
  About Your New Policy................   42
PREMIUMS...............................   42
  Premium Allocation...................   44
  Payments Returned for Insufficient
     Funds.............................   44
  Termination..........................   44
  Late Period..........................   44
  Reinstatement Option.................   45
  Maturity Date........................   46
INVESTMENTS............................   47
  The Separate Account.................   47
     The Eligible Portfolios...........   48
     Additions, Deletions or
       Substitutions of Investments....   50
     Reinvestment......................   50
  The Fixed Account....................   50
     Interest Credited on Amounts in
       the Fixed Account...............   51
     Assets in the Fixed Account.......   51
  Transfers Between Investment
     Divisions and/or the Fixed
     Account...........................   51
     Requesting a Transfer.............   52
  Dollar Cost Averaging................   52
  Automatic Asset Reallocation.........   53
  Interest Sweep.......................   54
DEDUCTIONS AND CHARGES.................   55
  Deductions from Premiums.............   55
     Sales Expense Charge..............   55
     State Tax Charge..................   56
     Federal Tax Charge................   56
  Deductions from Cash Value...........   56
     Expense Allocation................   57
     Monthly Contract Charge...........   57
     Charge for Cost of Insurance
       Protection......................   57
     Mortality and Expense Risk Charge
       (for Series 2)..................   58
     Administrative Charge (for Series
       2)..............................   58
     Charge Per $1,000 of Current Face
       Amount (for Series 2)...........   58

                                         PAGE
                                         ----
     Charge Per $1,000 of Initial Face
       Amount (for Series 1)...........   58
     Rider Charges.....................   58
  Other Charges for Federal Income
     Taxes.............................   59
  Separate Account Charges.............   59
     Mortality and Expense Risk Charge
       (for Series 1)..................   59
     Administrative Charge (for Series
       1)..............................   60
  Transaction Charges..................   60
  Fund Charges.........................   60
  Surrender Charges....................   60
     Charges in Policy Years 1-15......   60
     Additional Charge on a Surrender
       in the First Policy Year........   61
     Surrender Charges after Face
       Amount Increases................   61
     Surrender Charges on Face Amount
       Decreases.......................   61
     Exceptions to Surrender Charge....   62
POLICY PROCEEDS........................   62
  Beneficiary..........................   62
  When We Pay Proceeds.................   63
  Payment Options......................   63
  Payees...............................   65
ADDITIONAL POLICY PROVISIONS...........   65
  Limits on Our Rights to Challenge
     Your Policy.......................   65
  Suicide..............................   65
  Misstatement of Age or Sex...........   65
  Assignment...........................   66
FREE LOOK..............................   66
EXCHANGE PRIVILEGE.....................   66
ADDITIONAL PROVISIONS REGARDING THE
  SEPARATE ACCOUNT.....................   67
  Your Voting Rights...................   67
  Our Rights...........................   67



                                         PAGE
                                         ----
FEDERAL INCOME TAX CONSIDERATIONS......   68
  Our Intent...........................   68
  Tax Status of NYLIAC and the Separate
     Account...........................   68
  Charges for Taxes....................   68
  Diversification Standards and Control
     Issues............................   69
  Life Insurance Status of the
     Policy............................   70
  Modified Endowment Contract Status...   70
  Status of Policy After Younger
     Insured is Age 100................   71
  Partial Withdrawals and Surrenders...   71
  Policy Loans and Interest
     Deductions........................   72
  Corporate Owners.....................   72
  Exchanges or Assignments of
     Policies..........................   73
  Reasonableness Requirement for
     Charges...........................   73
  Living Benefits Rider................   73
  Policy Split Option..................   73
  Other Tax Issues.....................   74
  Qualified Plans......................   74
  Withholding..........................   74
ABOUT NYLIAC...........................   74
  Performance Calculations.............   74
  Directors and Principal Officers of
     NYLIAC............................   75
RECORDS AND REPORTS....................   78
SALES AND OTHER AGREEMENTS.............   78
LEGAL PROCEEDINGS......................   79
EXPERTS................................   79
FINANCIAL STATEMENTS...................   79
FINANCIAL STATEMENTS...................  F-1
APPENDIX A: Illustrations..............  A-1
APPENDIX B: Variations By
  Jurisdiction.........................  B-1
APPENDIX C: Maximum Surrender
  Charges..............................  C-1



                               IMPORTANT NOTICES



   THE INVESTMENT DIVISIONS OFFERED THROUGH THE NYLIAC SVUL POLICY AND DESCRIBED IN THIS PROSPECTUS ARE DIFFERENT FROM MUTUAL FUNDS THAT MAY HAVE SIMILAR NAMES BUT ARE AVAILABLE DIRECTLY TO THE GENERAL PUBLIC. INVESTMENT RESULTS MAY DIFFER.


   THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY SUPPLEMENTAL SALES MATERIAL WE AUTHORIZE.

                           SUMMARY OF POLICY FEATURES

     THE TERMS OF YOUR POLICY AND RIDERS QUALIFY THE FOLLOWING SUMMARY. MORE DETAILED INFORMATION IS CONTAINED LATER IN THIS PROSPECTUS, INCLUDING THE APPENDIX OF VARIATIONS BY JURISDICTION CONTAINED IN APPENDIX B.

 POLICY PROCEEDS -- When the last surviving insured dies, we will pay the beneficiary of your policy an amount equal to your policy's Life Insurance Benefit plus any rider death benefits less any outstanding loans (including any accrued loan interest). We determine the Life Insurance Benefit amount as of the surviving insured's date of death.


-- LIFE INSURANCE BENEFITS

   FOR SERIES 1



  - Option 1--a level benefit equal to your policy's face amount.



  - Option 2--a benefit which varies that equals the sum of your policy's face amount and cash value.



  FOR SERIES 2


  - Option 1--a level benefit equal to your policy's face amount.

  - Option 2--a benefit which varies that equals the sum of your policy's face amount and cash value.


  - Option 3--a life insurance benefit which is equal to the sum of your policy's face amount and the Adjusted Total Premium



  FOR SERIES 1 AND SERIES 2



  - a higher Life Insurance Benefit may apply if necessary to qualify as life insurance under the Internal Revenue Code.



  - Within limits, you can increase or decrease the face amount of your policy. The minimum face amount for your policy is $100,000.

 RIDER BENEFITS -- You may apply for the following additional rider benefits:

-- GUARANTEED MINIMUM DEATH BENEFIT RIDER

-- FIRST-TO-DIE MONTHLY DEDUCTION WAIVER RIDER

-- LEVEL FIRST-TO-DIE TERM RIDER


-- LIFE EXTENSION RIDER (FOR SERIES 2)


-- LIVING BENEFITS RIDER

     Riders are subject to regulatory approval in each jurisdiction and may not be available in all jurisdictions. In addition, the rider name and the requirements for any rider may vary by jurisdiction. You should contact your registered representative to determine whether the rider(s) is (are) available in your jurisdiction.

 LOANS -- You can borrow up to 90% of your policy's cash surrender value. Any amount that secures a loan remains part of your policy's cash value but is transferred to the Fixed Account. Amounts securing a loan may earn a different interest rate than other amounts in the Fixed Account. For the first ten Policy Years, the interest rate we currently expect to credit on the amounts set aside to secure the loan is 1.0% lower than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the interest we currently expect to credit on the loaned amounts is 0.5% lower than the interest rate we charge for loan interest. These rates are not guaranteed and may change. However, we guarantee the interest rate we credit on the loaned amounts will never be less than 2.0% lower than the interest rate we charge for loan interest.


 PARTIAL WITHDRAWALS -- You can request a partial withdrawal from your policy's cash surrender value at any time, within limits. When you make a partial withdrawal, we will deduct a fee for processing the withdrawal. We may also apply a surrender charge.


 SURRENDERS -- You can surrender your policy for its cash surrender value at any time while either insured is living. If you surrender your policy during the first fifteen Policy Years or within fifteen years after you increase the face amount of your policy, we may apply a surrender charge.


 PREMIUMS -- You can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, under certain conditions, you may be required to make additional premium payments to keep your policy from terminating.

 DEDUCTIONS AND CHARGES --

DEDUCTIONS FROM PREMIUMS


     We currently deduct a total of 11.25% of each premium you pay up to the Target Premium in the first ten Policy years, and lesser amounts for premiums in excess of the Target Premium or paid in later years. This total premium deduction consists of a Sales Expense Charge, a State Tax Charge, and a Federal Tax Charge.


-- SALES EXPENSE CHARGE

  - Target Premium--We assess a sales expense charge based on your policy's Target Premium. Your initial Target Premium is set at the time your policy is issued. You can find this initial Target Premium on the Policy Data Page of your policy. We will change your Target Premium if you change the face amount of your policy.


  - Current--We can change this charge, but during each of the first ten Policy Years, we expect to deduct a sales expense charge that is currently 8% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we expect to deduct a sales expense charge that is currently 4% from any additional premiums paid in that Policy Year. During each Policy Year beginning with the eleventh Policy Year, we currently expect to deduct a sales expense charge of 4% of any premiums paid up to the Target Premium, with no charge for premiums paid in excess of the Target Premium.


  - Guaranteed--During each of the first ten Policy Years, we guarantee that any sales expense charge we deduct will never exceed 9% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we will never deduct a sales expense charge more than 6.5% of any additional premiums paid in that Policy Year. Beginning with the eleventh Policy Year, we guarantee that any sales expense charge will never exceed 6.5% of any premiums paid.

-- STATE TAX CHARGE


   We currently deduct 2% of each premium payment you make as a state tax charge. We may increase this charge to reflect changes in applicable law.


-- FEDERAL TAX CHARGE


   For Non-Qualified Policies, we currently deduct 1.25% of each premium payment you make as a federal tax charge. We may increase this charge to reflect changes in applicable law.


DEDUCTIONS FROM CASH VALUE

-- MONTHLY CONTRACT CHARGE


  - Current--We currently deduct a monthly contract charge that is $60 per month during the first Policy Year, and we currently expect to deduct $10 per month in later Policy Years.



  - Guaranteed--We can change this charge, but we guarantee that we will never deduct a monthly contract charge that exceeds $62 per month during the first Policy Year and $12 per month in later Policy Years.


-- CHARGE FOR COST OF INSURANCE PROTECTION

   We deduct a charge for cost of insurance protection each month. This charge is equal to the net amount at risk multiplied by a monthly cost of insurance rate plus any applicable flat extra charge (which might apply to certain insureds based on our underwriting). We determine the monthly cost of insurance rate based on the insureds' issue ages, sexes, and underwriting classes and the Policy Year. The cost of insurance rates will never exceed the guaranteed maximum cost of insurance rates for your policy.


-- MORTALITY AND EXPENSE RISK CHARGE (FOR SERIES 2)



  - Current--Each Monthly Deduction Day we deduct a mortality and expense risk charge that varies based on the Separate Account value. We currently deduct a mortality and expense risk charge that is equal to an annual rate of 0.60% of the cash value allocated to the Separate Account.



  - Guaranteed--We may change this charge, but we guarantee that the mortality and expense risk charge will never exceed an annual rate of 0.90% of the cash value allocated to the Separate Account.



-- ADMINISTRATIVE CHARGE (FOR SERIES 2)



   We deduct an administrative charge each month that is equal to an annual rate of 0.10% of the cash value allocated to the Separate Account. We guarantee we will never increase this charge.



-- CHARGE PER $1,000 OF THE CURRENT FACE AMOUNT (FOR SERIES 2)
   CHARGE PER $1,000 OF THE INITIAL FACE AMOUNT (FOR SERIES 1)



   On each Monthly Deduction Day, during the first three Policy Years, we will deduct $0.04 per $1,000 of your policy's current face amount (for Series 2) or initial face amount (for Series 1), not including riders. We guarantee we will never increase this charge. This charge will always be at least $10 per month and will never be more than $100 per month.

-- RIDER CHARGES


   Each month, we will deduct any cost of insurance charges for the optional riders you have chosen. These include the following:



   Guaranteed Minimum Death Benefit Rider Charge. If you elect this optional benefit, we will charge you an amount equal to $0.01 per $1,000 multiplied by the sum of your policy's face amount and the face or benefit amount of any riders. In addition to that charge, a premium commitment is required to maintain this benefit; that premium amount is shown on the Policy's Data Page.



   Life Extension Benefit Rider Charge (Series 2). If you elect this optional benefit, we will deduct a charge on each Monthly Deduction Day beginning on the policy anniversary when the younger insured is (or would have been) age
   90. This charge is a percentage of the base policy's cost of insurance charge.



-- OTHER RIDER CHARGES



   Each month, we will deduct any charges for any optional riders you have chosen.


SEPARATE ACCOUNT CHARGES


-- MORTALITY AND EXPENSE RISK CHARGE (FOR SERIES 1)


  - Current--We currently deduct on a daily basis, a mortality and expense risk charge that is equal to an annual rate of 0.60% of the average daily net asset value of each Investment Division.


  - Guaranteed--We can change this charge, but we guarantee that the mortality and expense risk charge will never exceed an annual rate of 0.90% of the average daily net asset value of each Investment Division.



-- ADMINISTRATIVE CHARGE (FOR SERIES 1)


   We deduct on a daily basis, an administrative charge that is equal to an annual rate of 0.10% of the average daily net asset value of each Investment Division. We guarantee we will never increase this charge.

-- OTHER CHARGES FOR FEDERAL INCOME TAXES

   We do not currently deduct a charge for federal income taxes from the Investment Divisions, though we may do so in the future, to reflect changes in the law.


TRANSACTION CHARGES



-- PARTIAL WITHDRAWAL FEE. If you make a partial withdrawal, we will deduct a processing fee of no more than $25.



-- TRANSFER FEE. We may impose a charge up to $30 per transfer for each transfer after the first twelve in any policy year.


FUND CHARGES-- Each Investment Division of the Separate Account purchases shares of the corresponding Eligible Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in the Funds' prospectuses. (See DEDUCTIONS AND CHARGES--FUND CHARGES for a list of these charges.)

SURRENDER CHARGES-- If you surrender your policy or if you decrease the face amount of your policy (including a decrease in the face amount that results from changing the Life Insurance Benefit Option or from a partial withdrawal) during the first fifteen Policy Years or within fifteen years after you increase the face amount, we may apply a surrender charge. For a full surrender in the first six Policy years, the surrender charge is 20% of your Target Premium (which is specified on your Policy Data Page). There is an additional charge for surrenders in the first Policy Year. Lower surrender charges may apply in other years and to amounts in excess of your Target Premium. (See DEDUCTIONS AND CHARGES--SURRENDER CHARGES for an explanation of these charges.)


 INVESTMENT OPTIONS -- The balance of your premium payment after we deduct the premium charges is called your net premium. We allocate your net premium among the twenty-seven Investment Divisions available under the policy and the Fixed Account, based on your instructions. The Investment Divisions available under your policy are:



-- MainStay VP Bond                      -- MainStay VP Value
-- MainStay VP Capital Appreciation      -- MainStay VP American Century Income & Growth
-- MainStay VP Cash Management           -- MainStay VP Dreyfus Large Company Value
-- MainStay VP Convertible               -- MainStay VP Eagle Asset Management Growth Equity
-- MainStay VP Equity Income             -- Alger American Small Capitalization
-- MainStay VP Government                -- Calvert Variable Series, Inc. Social Balanced
-- MainStay VP Growth Equity             Portfolio
-- MainStay VP High Yield Corporate      -- Dreyfus IP Technology Growth (Initial Shares)
Bond                                     -- Fidelity VIP Contrafund(C)
-- MainStay VP Indexed Equity            -- Fidelity VIP Equity-Income
-- MainStay VP International Equity      -- Janus Aspen Series Balanced
-- MainStay VP Mid Cap Core              -- Janus Aspen Series Worldwide Growth
-- MainStay VP Mid Cap Growth            -- T. Rowe Price Equity Income
-- MainStay VP Small Cap Growth          -- Van Kampen UIF Emerging Markets Equity
-- MainStay VP Total Return



     You can adjust your allocation to various Investment Divisions and/or the Fixed Account by changing your premium allocation percentages or making transfers among these options, within limits.

 ADDITIONAL INFORMATION

FREE LOOK PERIOD


-- You have the right to examine your policy. If you are not satisfied with it, you may cancel it within twenty days. (This may vary by state. See Appendix B, Variations by Jurisdiction).


-- If you cancel the policy, we will refund the greater of the cash value of your policy or the total premiums you have paid, less any loans or partial withdrawals you have taken.

INCOME TAX EFFECT

-- Generally, life insurance benefits are not currently subject to federal income tax. The earnings on the amounts you invest in the Investment Divisions and the Fixed Account are also generally not subject to income tax as long as they remain invested in the policy. If you take a partial withdrawal, surrender or terminate your policy, or if your policy matures, you may incur taxable income. You may also incur taxable income if your policy becomes a modified endowment contract and you take a policy loan.

DIFFERENCES BETWEEN SERIES 1 AND SERIES 2



-- The mortality and expense risk charge and the administrative charge that are deducted from the daily net asset value of each Investment Division of the Separate Account for Series 1 will be deducted from the cash value allocated to the Separate Account on a monthly basis for Series 2.



-- For Series 1, the charge per $1,000 is based on the initial face amount. For
  Series 2, this charge is based on the current face amount.



-- Life Insurance Benefit Option 3 is only available with Series 2.



-- Partial withdrawals on Life Insurance Benefit Option 1: If after a partial withdrawal your policy cash value remains greater than the face amount, your policy face amount will not be reduced for Series 2. However, for Series 1, your policy face amount will be reduced by the amount of the partial withdrawal.



-- The Life Extension Rider is only available with Series 2.


                                IMPORTANT NOTICE

     THE POLICY IS A LEGAL CONTRACT BETWEEN YOU AND NYLIAC. THE CONTRACT CONSISTS OF THE APPLICATION FOR THE POLICY, THE POLICY, AND ANY RIDERS AND ENDORSEMENTS ATTACHED TO IT.

                                   VARIATIONS
     SURVIVORSHIP VARIABLE UNIVERSAL LIFE IS SUBJECT TO THE INSURANCE LAWS AND REGULATIONS OF EACH JURISDICTION IN WHICH IT IS SOLD. AS A RESULT, CERTAIN TERMS OF OUR SURVIVORSHIP VARIABLE UNIVERSAL LIFE POLICIES MAY VARY FROM JURISDICTION TO JURISDICTION. APPENDIX B LISTS THE SIGNIFICANT VARIATIONS THAT APPLY TO SURVIVORSHIP VARIABLE UNIVERSAL LIFE. YOU SHOULD REVIEW THIS LIST TO DETERMINE WHETHER ANY OF THESE VARIATIONS APPLY TO YOUR POLICY.


     For information concerning compensation paid for the sale of the policies, see Sales and other Agreements.



     We offer other variable life insurance policies which also may invest in the same (or many of the same) Eligible Portfolios offered under this Policy. These policies have different charges that could affect their Investment Divisions' performance, and they offer different benefits.

                      HOW TO REACH US FOR POLICY SERVICES


     You can send service requests to us at the Variable Products Service Center
(VPSC) addresses listed on page 1 of this prospectus. In addition, as described below, you can contact us through the Internet at our Virtual Service Center
(VSC) and through an automated telephone service called the Interactive Voice Response System (IVR).



VIRTUAL SERVICE CENTER AND INTERACTIVE VOICE RESPONSE SYSTEM



     Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers. The VSC and IVR are not available to corporate policy owners or trusts that own policies. You should protect your PIN and your Social Security numbers, because our self-service options will be available to anyone who provides your Social Security number and your PIN; we will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.



     To enable you to access the VSC and IVR, you will automatically receive a Personal Identification Number (PIN). With your Social Security Number, the PIN will give you access to both the VSC on our Corporate website, www.newyorklife.com, and the IVR using the toll-free number 1-800-598-2019.



     We will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost or expense for any actions we take based on instructions received through the IVR or the VSC which we believe are genuine. We will confirm all transactions in writing.



     Service requests are binding on all owners if the policy is jointly owned. Transfer and loan requests received Saturday and Sunday, and after 4:00 p.m. (Eastern Time), Monday through Friday will be priced as of the next business day.



     Availability of the VSC or IVR may temporarily be interrupted at certain times. We do not assume responsibility for any loss while service is unavailable.



     VSC



     The VSC is available Monday through Saturday, from 7 a.m. until 10 p.m. (Eastern Time).



     The VSC enables you to



-- e-mail your registered representative or the Variable Product Service Center;



-- obtain current policy values;



-- transfer assets between investment options;



-- change the allocation of future premium payments;



-- change your address; and



-- obtain service forms.



     IVR



     The IVR is available 24 hours a day, seven days a week. We record all calls.



     The IVR enables you to



-- obtain current policy values;



-- transfer assets between investment options;

-- change the allocation of future premium payments;



-- request a loan on your policy; and



-- speak with one of our Customer Service Representatives Monday through Friday from 8:00 a.m. to 6:00 p.m. (Eastern Time).



     You can authorize a third party to have access through a Customer Service Representative in the IVR to your policy information and to make fund transfers, allocation changes and other permitted transactions by completing a Telephone Request Form. The Customer Service Representative will require certain identifying information (Social Security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See INVESTMENTS -- REQUESTING A TRANSFER for information on how to transfer assets between investment options.



     Faxed requests are not acceptable and will not be honored at any time.

                                  DEFINITIONS


ADJUSTED TOTAL PREMIUM: The total premiums paid minus any partial withdrawals. This amount will never be less than zero.


ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund Portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results may differ.

FIXED ACCOUNT: The Fixed Account is supported by assets in NYLIAC's general account. The amount in the Fixed Account earns interest on a daily basis. Interest is credited on each Monthly Deduction Day.

FUND:  An open-end management investment company.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.


ISSUE DATE:  The date we issue the policy as specified on the Policy Data Page.


LIFE INSURANCE BENEFIT: The benefit calculated under the Life Insurance Benefit Option you have chosen.


MONTHLY DEDUCTION DAY: The date as of which we deduct your monthly contract charge; cost of insurance charge; the charge per $1,000 of initial face amount, if any (for Series 1); and any rider charges from your policy's cash value; and for Series 2, the date as of which we deduct the charge per $1,000 of current face amount, if any; the mortality and expense risk charge and the administrative charge from the cash value allocated to the Separate Account. The first Monthly Deduction Day will be the first monthly anniversary of the Policy Date on or following the Issue Date.


NON-QUALIFIED POLICY: A policy that is issued to persons or entities other than employee benefit plans that qualify for special federal income tax treatment.

POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: It is the date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you may not choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY PROCEEDS: The benefit we will pay to your beneficiary when we receive proof that the last surviving insured died. It is equal to the Life Insurance Benefit plus any additional death benefits under any riders you have chosen minus any outstanding loans (including any accrued loan interest).

POLICY YEAR: The twelve-month period starting on your Policy Date, and each twelve-month period thereafter.

QUALIFIED POLICY: A policy owned by an employee benefit plan that qualifies for special federal income tax treatment.

SEPARATE ACCOUNT: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums which are allocated to the Eligible Portfolios.


SERIES 1: A policy that NYLIAC offered for sale prior to May 10, 2002. This policy will continue to be offered in jurisdictions where Series 2 is not yet available for sale.



SERIES 2: A policy NYLIAC will begin accepting applications and premium payments for beginning May 10, 2002, in approved jurisdictions.


TARGET PREMIUM: An amount shown on the Policy Data Page that we use to calculate the sales expense and surrender charges. Any changes to the face amount of your base policy will affect your Target Premium.

                       SUMMARY OF DEDUCTIONS AND CHARGES


     We assess certain charges and deductions from your policy as compensation for providing the Life Insurance Benefit under your policy, for providing the benefits under any riders, for administering the policy, for assuming certain risks and for incurring certain expenses in issuing the policy. We deduct four types of charges from your policy:

     -- deductions from premiums,

     -- deductions from cash value,

     -- Separate Account charges, and

     -- Fund charges (deducted by the Funds).


     Additionally, we may assess surrender charges under certain circumstances. See DEDUCTIONS AND CHARGES--SURRENDER CHARGES. The Eligible Portfolios also pay advisory fees and other expenses that are deducted from the Portfolio's assets. A description of these advisory fees and other expenses and a table summarizing them follow. As an indirect investor in an Eligible Portfolio, you also bear your portion of those expenses. See DEDUCTIONS AND CHARGES for a complete description of all charges and deductions.

                             DEDUCTIONS AND CHARGES



                                                    CURRENT                 GUARANTEED
                                                    -------                 ----------
   DEDUCTIONS FROM PREMIUMS
     Sales Expense Charge
       Policy Years 1-10                    8% up to Target Premium  9% up to Target Premium
                                            4% over Target Premium   6.5% over Target Premium
       Policy Years 11+                     4% up to Target Premium  6.5% of all premiums
                                            0% over Target Premium
     State Tax Charge                       2%                       may vary
     Federal Tax Charge
       Non-Qualified Policies               1.25%                    may vary
       Qualified Policies                   N/A                      N/A
   DEDUCTIONS FROM CASH VALUE
     Monthly Contract Charge
       Policy Year 1                        $60 per month            $62 per month
       Policy Year 2+                       $10 per month            $12 per month
     Charges for Cost of Insurance          based on current rates   based on guaranteed rates
     Mortality and Expense Risk Charge      .60%*                    .90%*
       (for Series 2)
     Administrative Charge (for Series 2)   .10%*                    .10%*
     Charge per $1,000 Initial Face Amount
       (for Series 1)
       Policy Years 1-3                     $0.04/$1,000 per month   $0.04/$1,000 per month
                                            (min $10; max $100)      (min $10; max $100)
       Policy Years 4+                      $0                       $0
     Charge per $1,000 Current Face Amount
       (for Series 2)
       Policy Years 1-3                     $0.04/$1,000 per month   $0.04/$1,000 per month
                                            (min $10; max $100)      (min $10; max $100)
       Policy Years 4+                      $0                       $0
     Guaranteed Minimum Death Benefit       $0.01 per $1000          $0.01 per $1000
       Rider Charge                         multiplied by the Face   multiplied by the Face
                                            Amount                   Amount
     Life Extension Rider Charge (for       a percentage of the      a percentage of the base
       Series 2)                            base policy's Cost of    policy's Cost of
                                            Insurance                Insurance
     Other Rider Charges                    vary                     vary
   SEPARATE ACCOUNT CHARGES
     Mortality and Expense Risk Charge      .60%**                   .90%**
       (for Series 1)
     Administrative Charge (for Series 1)   .10%**                   .10%**
   FUND CHARGES                             vary                     vary
   OTHER CHARGES
     Surrender Charge                       percentage based on      percentage based on
                                            younger insured's issue  younger insured's issue
                                            age multiplied by 20%    age multiplied by 20% of
                                            of Target Premium        Target Premium


    * deducted on a monthly basis a charge equal to an annual rate assessed on the cash value allocated to the Separate Account.
   ** equal to an annual rate assessed on the average daily net asset value in the Investment Divisions of the Separate Account.

SEPARATE ACCOUNT CHARGES

     In addition to the deductions from premiums and the deductions from cash value, we will also deduct certain charges from the Separate Account's Investment Divisions. We make these deductions on a daily basis.

MORTALITY AND EXPENSE RISK CHARGE (FOR SERIES 1)

     We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we estimated. We deduct on a daily basis a mortality and expense risk charge from each Investment Division to cover our mortality and expense risk. We may use any profit derived from this charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.

CURRENT MORTALITY AND EXPENSE RISK CHARGE

     We currently deduct on a daily basis, a mortality and expense risk charge that is equal to an annual rate of .60% of the average daily net asset value of the Separate Account.

GUARANTEED MORTALITY AND EXPENSE RISK CHARGE

     While we may change the mortality and expense risk charge we deduct, we guarantee that this charge will never be more than an annual rate of .90% of the average daily net asset value of each Investment Division.

ADMINISTRATIVE CHARGE (FOR SERIES 1)

     We deduct on a daily basis an administrative charge from each Investment Division to cover the cost of providing administrative policy services. We deduct a daily administrative charge that is equal to an annual rate of .10% of the average daily net asset value of the Separate Account to cover these costs. This charge is designed not to produce a profit. We guarantee this charge will not increase.

OTHER CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct any charges from the Investment Divisions for federal income taxes attributable to them. We may choose to deduct such a charge in the future in order to provide for any future income tax liability of the Investment Divisions.

FUND CHARGES

     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in the Funds' prospectuses. The following chart reflects 2001 fees and charges that are provided by the Funds or their agents, which are based on 2001 expenses and may reflect estimated charges:


                                                  MAINSTAY VP    MAINSTAY VP                 MAINSTAY VP
                                    MAINSTAY VP     CAPITAL         CASH       MAINSTAY VP     EQUITY      MAINSTAY VP
                                       BOND       APPRECIATION   MANAGEMENT    CONVERTIBLE     INCOME      GOVERNMENT
                                    -----------   ------------   -----------   -----------   -----------   -----------
FUND ANNUAL EXPENSES
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees...................     0.25%         0.36%          0.25%         0.36%         0.70%(b)      0.30%
  Administration Fees.............     0.20%         0.20%          0.20%         0.20%         0.00%(b)      0.20%
  Other Expenses..................     0.07%         0.07%          0.09%         0.11%         0.24%         0.10%
  Total Fund Annual Expenses......     0.52%         0.63%          0.54%         0.67%         0.94%(c)      0.60%

                                                  MAINSTAY VP
                                    MAINSTAY VP   HIGH YIELD    MAINSTAY VP
                                      GROWTH       CORPORATE      INDEXED
                                      EQUITY         BOND         EQUITY
                                    -----------   -----------   -----------
FUND ANNUAL EXPENSES
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees...................     0.25%         0.30%         0.10%
  Administration Fees.............     0.20%         0.20%         0.20%
  Other Expenses..................     0.05%         0.08%         0.07%
  Total Fund Annual Expenses......     0.50%         0.58%         0.37%



------------


(a) The Fund or its agents provided the fees and charges, which are based on 2001 expenses and may reflect estimated charges. We have not verified the accuracy of the information provided by the agents.


(b) The fees designated as "Advisory Fees" reflect "Management Fees", which includes both Advisory Fees and Administrative Fees for this Investment Division.


(c) The Portfolio commenced operations on July 2, 2001. "Other Expenses" are based on estimated amounts for the current fiscal year. New York Life Investment Management LLC ("NYLIM") has agreed to reduce its fees and reimburse the operating expense of the Portfolio to the extent such expenses would cause "Total Fund Annual Expenses" to exceed 0.89% of average daily net assets. This fee reduction and reimbursement agreement may be terminated by NYLIM at any time. After taking into account this fee reduction and reimbursement agreement, estimated "Advisory Fees", "Other Expenses" and "Total Fund Annual Expenses" for the current year are 0.65%, 0.24% and 0.89% respectively.


                                     MAINSTAY VP    MAINSTAY VP   MAINSTAY VP   MAINSTAY VP   MAINSTAY VP
                                    INTERNATIONAL     MID CAP       MID CAP      SMALL CAP       TOTAL      MAINSTAY VP
                                       EQUITY          CORE         GROWTH        GROWTH        RETURN         VALUE
                                    -------------   -----------   -----------   -----------   -----------   -----------
FUND ANNUAL EXPENSES
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees...................      0.60%          0.85%(b)      0.75%(b)      1.00%(b)      0.32%         0.36%
  Administration Fees.............      0.20%          0.00%(b)      0.00%(b)      0.00%(b)      0.20%         0.20%
  Other Expenses..................      0.32%          0.24%         0.24%         0.24%         0.07%         0.08%
  Total Fund Annual Expenses......      1.12%          1.09%(d)      0.99%(e)      1.24%(f)      0.59%         0.64%

                                    MAINSTAY VP   MAINSTAY VP
                                     AMERICAN       DREYFUS      MAINSTAY VP
                                      CENTURY        LARGE       EAGLE ASSET
                                     INCOME &       COMPANY      MANAGEMENT
                                      GROWTH         VALUE      GROWTH EQUITY
                                    -----------   -----------   -------------
FUND ANNUAL EXPENSES
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees...................     0.50%         0.60%          0.50%
  Administration Fees.............     0.20%         0.20%          0.20%
  Other Expenses..................     0.18%         0.19%          0.10%
  Total Fund Annual Expenses......     0.88%         0.99%          0.80%


------------

(d) The Portfolio commenced operations on July 2, 2001. "Other Expenses" are based on estimated amounts for the current fiscal year. New York Life Investment Management LLC ("NYLIM") has agreed to reduce its fees and reimburse the operating expense of the Portfolio to the extent such expenses would cause "Total Fund Annual Expenses" to exceed 0.98% of average daily net assets. This fee reduction and reimbursement agreement may be terminated by NYLIM at any time. After taking into account this fee reduction and reimbursement agreement, estimated "Advisory Fees", "Other Expenses" and "Total Fund Annual Expenses" for the current year are 0.74%, 0.24% and 0.98% respectively.


 (e) The Portfolio commenced operations on July 2, 2001. "Other Expenses" are based on estimated amounts for the current fiscal year. New York Life Investment Management LLC ("NYLIM") has agreed to reduce its fees and reimburse the operating expense of the Portfolio to the extent such expenses would cause "Total Fund Annual Expenses" to exceed 0.97% of average daily net assets. This fee reduction and reimbursement agreement may be terminated by NYLIM at any time. After taking into account this fee reduction and reimbursement agreement, estimated "Advisory Fees", "Other Expenses" and "Total Fund Annual Expenses" for the current year are 0.73%, 0.24% and 0.97% respectively.


 (f) The Portfolio commenced operations on July 2, 2001. "Other Expenses" are based on estimated amounts for the current fiscal year. New York Life Investment Management LLC ("NYLIM") has agreed to reduce its fees and reimburse the operating expense of the Portfolio to the extent such expenses would cause "Total Fund Annual Expenses" to exceed 0.95% of average daily net assets. This fee reduction and reimbursement agreement may be terminated by NYLIM at any time. After taking into account this fee reduction and reimbursement agreement, estimated "Advisory Fees", "Other Expenses" and "Total Fund Annual Expenses" for the current year are 0.71%, 0.24% and 0.95% respectively.

                                                                                               FIDELITY VIP
                                   ALGER AMERICAN   CALVERT    DREYFUS IP    FIDELITY VIP         EQUITY-       JANUS ASPEN
                                       SMALL         SOCIAL    TECHNOLOGY    CONTRAFUND(R)        INCOME          SERIES
                                   CAPITALIZATION   BALANCED     GROWTH     (INITIAL CLASS)   (INITIAL CLASS)    BALANCED
                                   --------------   --------   ----------   ---------------   ---------------   -----------
FUND ANNUAL EXPENSES
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees..................      0.85%        0.425%       0.75%           0.58%             0.48%           0.65%
  Administration Fees............      0.00%        0.275%       0.00%           0.00%             0.00%           0.00%
  Other Expenses.................      0.07%         0.18%       0.12%           0.10%             0.10%           0.01%
  Total Fund Annual Expenses.....      0.92%         0.88%(g)    0.87%(h)        0.68%(i)          0.58%(i)        0.66%

                                   JANUS ASPEN                    VAN KAMPEN
                                     SERIES        T. ROWE           UIF
                                    WORLDWIDE    PRICE EQUITY      EMERGING
                                     GROWTH         INCOME      MARKETS EQUITY
                                   -----------   ------------   --------------
FUND ANNUAL EXPENSES
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees..................     0.65%         0.85%(j)        1.25%
  Administration Fees............     0.00%         0.00%           0.25%
  Other Expenses.................     0.04%         0.00%           0.62%
  Total Fund Annual Expenses.....     0.69%         0.85%           2.12%(k)


------------
(g) "Other Expenses" reflect an indirect fee. The portfolio has an offset arrangement with the custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Net fund operating expenses after reductions for such expenses offset arrangement would be 0.87% for Social Balanced Portfolio.
 (h) These expenses are for the fiscal year ended December 31, 2001. Expenses in the current year and in future years may be higher or lower than the expenses presented.
 (i) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.
 (j) "Advisory Fees" include the ordinary operating expenses of the Fund.

 (k) The management fee for the portfolio has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio's adviser to the extent total annual operating expenses exceed 1.75%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Including such reductions, the "Advisory Fees," "Administration Fees," "Other Expenses" and "Total Fund Annual Expenses," were 0.98%, 0.25%, 0.62%, 1.85%, respectively. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expenses and interest expense on borrowing. Included in "Other Expenses" are 0.10% of such investment related expenses.

                              GENERAL DESCRIPTION

     The policy provides life insurance protection on two lives (the insureds), and pays Policy Proceeds when the last surviving insured dies while the policy is in effect. The policy offers:

    -- flexible premium payments, where you select the timing and amount of the premium;


    -- a choice of three Life Insurance Benefit Options (for Series 2);



    -- a choice of two Life Insurance Benefit Options (for Series 1);


    -- loan and partial withdrawal privileges;

    -- the ability to increase or decrease the policy's face amount of insurance;

    -- additional benefits through the use of optional riders; and


    -- a selection of premium and expense allocation alternatives, including twenty-seven variable Investment Divisions and a Fixed Account with a guaranteed interest rate.



TAX-FREE SECTION 1035 EXCHANGES



     You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest.


WHEN LIFE INSURANCE COVERAGE BEGINS

     If you have coverage under a conditional temporary coverage agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have commenced on the Policy Date.

     In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the premium payment that you are required to make when the policy is delivered to you.

HOW THE POLICY IS AVAILABLE

     Survivorship Variable Universal Life is available to our policyowners as either a Non-Qualified or Qualified Policy. We issue Qualified Policies on a unisex basis. Any reference in this prospectus which makes a distinction based on the sex of the insureds should be disregarded as it relates to such policies.

HOW THE POLICY WORKS


     We will pay your beneficiary the Policy Proceeds if your policy is still in effect when the last surviving insured dies. Your policy will stay in effect so long as the cash surrender value of your policy is sufficient to pay your policy's monthly charges. Your Policy could lapse without value if the cash surrender value is not sufficient to pay the monthly policy charges and you do not pay a sufficient premium during the grace period. The following example demonstrates how we determine the cash surrender value of your policy.

                                SERIES 1 EXAMPLE



    This example is based on the illustration shown in Appendix A (which assumes a male issue age 55 and female issue age 50, both preferred, a target premium of $12,662, a face amount of $1,000,000, and life insurance benefit option 1). It assumes current charges and a 6% hypothetical gross annual investment return, which results in a 4.30% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not increase.



PREMIUM(1)                                    $15,000.00        You choose the amount of premium you intend to
  Less sales expense charge(2)                  1,106.48        pay and the frequency with which you intend to
  Less state tax charge (2%)                      300.00        make these payments. We call this your planned
  Less Federal tax charge (1.25%)                 187.50        premium. Any additional premium payments you
        (if applicable)                                         make are called unplanned premiums.
------------------------------------------
NET PREMIUM                                   $13,406.02
  Plus net investment performance for one         547.94        We allocate your net premium to the Investment
       year (earned from the Investment                         Divisions and/or the Fixed Account based on your
       Divisions and/or the Fixed Account)                      instructions.
       (varies daily)
  Less total annual monthly contract              720.00
        charge for one year(3)
  Less total annual monthly cost of                32.22
       insurance charge for one year
       (varies monthly and with age)
  Less total annual charge per $1,000 of          480.00
       the initial face amount of your
       Policy for one year (not including
       riders)
  Less total annual monthly cost of                 0.00
       riders(4)
------------------------------------------
CASH VALUE                                    $12,721.74
  Less surrender charge(5)                      2,532.40        Cash Value is used to determine the amount of
        (if applicable)                                         your Life Insurance Benefit as well as the cash
                                                                surrender value of your policy.

                                                                We may assess a surrender charge when you make a
                                                                partial withdrawal or full surrender in the
                                                                first fifteen Policy Years or within fifteen
                                                                years after you increase the face amount.

------------------------------------------
CASH SURRENDER VALUE                          $10,189.34        The amount of loans, withdrawals and surrenders
  (at the end of the first Policy Year)                         you can make is based on your policy's cash
                                                                surrender value. Your policy will terminate if
                                                                your cash surrender value is insufficient to pay
                                                                your policy's monthly charges.


------------
(1) This example assumes you pay an annual planned premium of $15,000 at the beginning of the Policy Year and that you do not make any unplanned premium payments.
(2) For details about how we calculate the sales expense charge for your policy, you should refer to DEDUCTIONS AND CHARGES--DEDUCTIONS FROM PREMIUMS--SALES EXPENSE CHARGE.

(3) We currently deduct a monthly contract charge of $60 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $10 per month.

(4) This example assumes you have not chosen any riders.
(5) If you surrender your policy in the first Policy Year, we will include an additional contract charge in the surrender charge we deduct from your policy. For details, you should refer to DEDUCTIONS AND CHARGES--SURRENDER CHARGES--CHARGES IN POLICY YEARS 1-15.

                                SERIES 2 EXAMPLE



    This example is based on the illustration shown in Appendix A (which assumes a male issue age 55 and female issue age 50, both preferred, a target premium of $12,662, a face amount of $1,000,000, and life insurance benefit option 1). It assumes current charges and a 6% hypothetical gross annual investment return, which results in a 5.03% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not increase.



PREMIUM(1)                                    $15,000.00        You choose the amount of premium you intend to
  Less sales expense charge(2)                  1,106.48        pay and the frequency with which you intend to
  Less state tax charge (2%)                      300.00        make these payments. We call this your planned
  Less Federal tax charge (1.25%)                 187.50        premium. Any additional premium payments you
        (if applicable)                                         make are called unplanned premiums.
------------------------------------------
NET PREMIUM                                   $13,406.02
  Plus net investment performance for one         638.50        We allocate your net premium to the Investment
       year (earned from the Investment                         Divisions and/or the Fixed Account based on your
       Divisions and/or the Fixed Account)                      instructions.
       (varies daily)
  Less total annual monthly contract              720.00
        charge for one year(3)
  Less total annual monthly cost of                32.22
       insurance charge for one year
       (varies monthly and with age)
  Lesstotal annual mortality and expense          480.00
      risk charge (based on the cash value
      allocated to the Separate Account)
  Lesstotal annual administrative charge           78.57
  Less total annual charge per $1,000 of           13.09
       the current face amount of your
       Policy for one year (not including
       riders)
  Less total annual monthly cost of                 0.00
       riders(4)
------------------------------------------
CASH VALUE                                    $12,720.64
  Less surrender charge(5)                      2,532.40        Cash Value is used to determine the amount of
        (if applicable)                                         your Life Insurance Benefit as well as the cash
                                                                surrender value of your policy.

                                                                We may assess a surrender charge when you make a
                                                                partial withdrawal or full surrender in the
                                                                first fifteen Policy Years or within fifteen
                                                                years after you increase the face amount.

------------------------------------------
CASH SURRENDER VALUE                          $10,188.24        The amount of loans, withdrawals and surrenders
  (at the end of the first Policy Year)                         you can make is based on your policy's cash
                                                                surrender value. Your policy will terminate if
                                                                your cash surrender value is insufficient to pay
                                                                your policy's monthly charges.


------------
(1) This example assumes you pay an annual planned premium of $15,000 at the beginning of the Policy Year and that you do not make any unplanned premium payments.
(2) For details about how we calculate the sales expense charge for your policy, you should refer to DEDUCTIONS AND CHARGES--DEDUCTIONS FROM PREMIUMS--SALES EXPENSE CHARGE.

(3) We currently deduct a monthly contract charge of $60 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $10 per month.

(4) This example assumes you have not chosen any riders.
(5) If you surrender your policy in the first Policy Year, we will include an additional contract charge in the surrender charge we deduct from your policy. For details, you should refer to DEDUCTIONS AND CHARGES--SURRENDER CHARGES--CHARGES IN POLICY YEARS 1-15.

                           LIFE INSURANCE PROTECTION

YOUR POLICY PROCEEDS

     We will pay proceeds to your beneficiary when we receive satisfactory proof that the last surviving insured died. These proceeds will equal:

            1)  the Life Insurance Benefit calculated under the Life
                Insurance Benefit Option you have chosen;
    plus    2)  any additional death benefits under the riders you have chosen;
    less    3)  any outstanding loans (including any accrued loan interest)
                on the policy.

     We will pay interest on these proceeds from the date the last surviving insured died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective.


YOUR LIFE INSURANCE BENEFIT (FOR SERIES 1)



     Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit Option you choose. Your policy offers two options:



     OPTION 1-- The Life Insurance Benefit under this option is equal to the policy's face amount in force on the survivor's date of death. Except as described below, your Life Insurance Benefit under this option will be a level amount.



     OPTION 2-- The Life Insurance Benefit under this option is equal to the policy's face amount in force on the survivor's date of death plus the policy's cash value on the survivor's date of death. The Life Insurance Benefit under this option will vary with the policy's cash value. Your Life Insurance Benefit will never be less than your policy's face amount.



YOUR LIFE INSURANCE BENEFIT (FOR SERIES 2)



     Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit Option you choose. Your policy offers three options:



     OPTION 1-- The Life Insurance Benefit under this option is equal to the policy's face amount in force on the survivor's date of death. Except as described below, your Life Insurance Benefit under this option will be a level amount.



     OPTION 2-- The Life Insurance Benefit under this option is equal to the policy's face amount in force on the survivor's date of death plus the policy's cash value on the survivor's date of death. The Life Insurance Benefit under this option will vary with the policy's cash value. Your Life Insurance Benefit will never be less than your policy's face amount.



     OPTION 3-- The Life Insurance Benefit under this option is equal to the policy's face amount in force on the survivor's date of death plus the Adjusted Total Premium. The Life Insurance Benefit under this option will vary with the policy's Adjusted Total Premium. Your Life Insurance Benefit will never be less than your policy's face amount.

     Under all options for Series 1 and Series 2, your Life Insurance Benefit may be greater if the policy's cash value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code is greater than the amount calculated under the option you have chosen. In general, this higher Life Insurance Benefit will be the cash value of your policy multiplied by the minimum percentage required by Section 7702 of the Internal Revenue Code. (You can find this percentage on the Policy Data Page.)



     Under Section 7702 of the Internal Revenue Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets a "cash value accumulation test (CVAT)."



     Assuming your Life Insurance Benefit does not increase as described in the above paragraph, and assuming the same face amount and premium payments under these options:


        - If you choose Option 1, your Life Insurance Benefit will not vary in amount and you will generally have lower total policy cost of insurance charges and lower Policy Proceeds.


        - If you choose Option 2, your Life Insurance Benefit will vary with your policy's cash value and you will generally have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.



        - If you choose Option 3 (for Series 2 only), your Life Insurance Benefit will vary with your policy's Adjusted Total Premium, and you will generally have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

                                    EXAMPLES
             (Effect of IRC Section 7702 on Life Insurance Benefit)

                        LIFE INSURANCE BENEFIT OPTION 1
                        LIFE INSURANCE BENEFIT OPTION 2

   EXAMPLE 1:
   Life Insurance Benefit = Face Amount
     Face Amount:                    $100,000
     Cash Value:                     $ 25,000
     IRC Section 7702
        Percentage                       379%

   Greater of:
     Face Amount:                    $100,000
     % of Cash Value:
        ($25,000 X 379%)             $ 94,750
      -----------------------
                                     --------
     Life Insurance Benefit:         $100,000
   EXAMPLE 2:
   Life Insurance Benefit = % of Cash Value
     Face Amount:                    $100,000
     Cash Value:                     $ 50,000
     IRC Section 7702
        Percentage                       379%

   Greater of:
     Face Amount:                    $100,000
     % of Cash Value:
        ($50,000 X 379%)             $189,500
      -----------------------
                                     --------
     Life Insurance Benefit:         $189,500

   EXAMPLE 1:
   Life Insurance Benefit = Face Amount +
   Cash Value
     Face Amount:                    $100,000
     Cash Value:                     $ 20,000
     IRC Section 7702
        Percentage                       379%

   Greater of:
     Face Amount + Cash Value:       $120,000
     % of Cash Value:
        ($20,000 X 379%)             $ 75,800
      -----------------------
                                     --------
     Life Insurance Benefit:         $120,000
   EXAMPLE 2:
   Life Insurance Benefit = % of Cash Value
     Face Amount:                    $100,000
     Cash Value:                     $ 40,000
     IRC Section 7702
        Percentage                       379%

   Greater of:
     Face Amount + Cash Value:       $140,000
     % of Cash Value:
        ($40,000 X 379%)             $151,600
      -----------------------
                                     --------
     Life Insurance Benefit:         $151,600


              LIFE INSURANCE BENEFIT OPTION 3 (FOR SERIES 2 ONLY)



   EXAMPLE 1:
   Life Insurance Benefit = Face Amount +
   Adjusted Total Premium
     Face Amount:                    $100,000
     Adjusted Total Premium          $ 50,000
     Cash Value:                     $ 30,000
     IRC Section 7702
        Percentage                       379%
   Greater of:
     Face Amount + Adjusted
        Total Premium:               $150,000
     % of Cash Value:
        ($30,000 X 379%)             $113,700
      -----------------------
                                     --------
     Life Insurance Benefit:         $150,000
   EXAMPLE 2:
   Life Insurance Benefit = % of Cash Value
     Face Amount:                    $100,000
     Adjusted Total Premium          $ 50,000
     Cash Value:                     $ 60,000
     IRC Section 7702
        Percentage                       379%
   Greater of:
     Face Amount + Adjusted
        Total Premium:               $150,000
     % of Cash Value:
        ($60,000 X 379%)             $227,400
      -----------------------
                                     --------
     Life Insurance Benefit:         $227,400


CHANGING YOUR LIFE INSURANCE BENEFIT OPTION


     You can change the Life Insurance Benefit Option to Option 2 or Option 1 while both insureds are living, and to Option 1 if only one insured is living. For Series 2, changes to Option 3 are not permitted. We may prohibit you from changing the Life Insurance Benefit Option if the change would (i) cause the face amount of the policy to be less than $100,000, (ii) cause the policy to fail to qualify as life insurance under Section 7702 of the Internal Revenue Code, or (iii) cause the policy's face amount to exceed our retention limits. In addition, no option changes will be permitted on or after the Policy Anniversary on which the younger insured is (or would have been) age 100.

 CHANGES FROM OPTION 1 TO OPTION 2

      If you change from Option 1 to Option 2, we will decrease the face amount of your policy by the amount of the cash value, so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to face amount decreases at the time you change your Life Insurance Benefit Option, we will assess a surrender charge based on the amount of the face amount decrease.


 CHANGES FROM OPTION 3 TO OPTION 2 (FOR SERIES 2 ONLY)



      If you change from Option 3 to Option 2 at a time when the Cash Value is greater than the Adjusted Total Premium, we will decrease the face amount of your policy by the difference between the Cash Value and the Adjusted Total Premium so that your Life Insurance Benefit immediately before and after the change remains the same.



      If you change from Option 3 to Option 2 at a time when the Cash Value is less than the Adjusted Total Premium, we will increase the face amount of your policy by the difference between the Adjusted Total Premium and the Cash Value so that your Life Insurance Benefit immediately before and after the change remains the same.


 CHANGES FROM OPTION 2 TO OPTION 1

      If you change from Option 2 to Option 1, we will increase the face amount of your policy by the amount of the cash value, so that your Life Insurance Benefit immediately before and after the change remains the same. We will continue to apply the existing surrender charge schedule to your policy, but we will not apply a new surrender charge schedule to the increased face amount resulting from the change in this option.


 CHANGES FROM OPTION 3 TO OPTION 1 (FOR SERIES 2 ONLY)



      If you change from Option 3 to Option 1, we will increase the policy's face amount by the amount of Adjusted Total Premiums, so that your Life Insurance Benefit immediately before and after the change remains the same.


     In order to change your Life Insurance Benefit Option, you must submit a signed request to Variable Products Service Center at the addresses shown on the cover of this prospectus (or any other address we indicate to you in writing). We will change your Life Insurance Benefit Option on the Monthly Deduction Day on or after the date we receive your written request.

                                    EXAMPLE


 CHANGES FROM OPTION 1 TO OPTION 2


 Cash Value                                                          $  200,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change                                               $  800,000
   ($1,000,000 - $200,000)


 Life Insurance Benefit
   immediately before and
   after option change                                               $1,000,000


 CHANGES FROM OPTION 2 TO OPTION 1


 Cash Value                                                          $  150,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change                                               $1,150,000
   ($1,000,000 + $150,000)

 Life Insurance Benefit
   immediately before and
   after option change                                               $1,150,000


 CHANGES FROM OPTION 3 TO OPTION 2 (FOR SERIES 2 ONLY)



 Cash Value is greater than Adjusted Total Premium



 Adjusted Total Premiums                                             $  100,000



 Cash Value                                                          $  150,000



 Face Amount
   before option change                                              $1,000,000



 Face Amount
   after option change                                               $  950,000
   ($1,000,000 + $100,000 - $150,000)



 Life Insurance Benefit
   immediately before and
   after option change                                               $1,100,000



 CHANGES FROM OPTION 3 TO OPTION 1 (FOR SERIES 2 ONLY)



 Adjusted Total Premiums                                             $  100,000



 Face Amount
   before option change                                              $1,000,000



 Face Amount
   after option change                                               $1,100,000


   ($1,000,000 + $100,000)



 Life Insurance Benefit
   immediately before and
   after option change                                               $1,100,000



 CHANGES FROM OPTION 3 TO OPTION 2 (FOR SERIES 2 ONLY)



 Cash Value is less than Adjusted Total Premium



 Adjusted Total Premiums                                             $  100,000



 Cash Value                                                          $   80,000



 Face Amount
   before option change                                              $1,000,000



 Face Amount
   after option change                                               $1,020,000
   ($1,000,000 + $100,000 - $80,000)



 Life Insurance Benefit
   immediately before and
   after option change                                               $1,100,000

CHANGING THE FACE AMOUNT OF YOUR POLICY

     The face amount of your policy affects the amount of the Life Insurance Benefit of your policy.

 INCREASING YOUR POLICY'S FACE AMOUNT

      You may request an increase in the face amount of your policy if all of the following conditions are met:

      -- both insureds are still living;

      -- the older insured is age 90 or younger;

      -- the increase you are requesting is $5,000 or more;

      -- the requested increase will not cause the policy's face amount to exceed our maximum retention limit; and

      -- you submit a written application signed by each insured along with satisfactory evidence of insurability.

      We may limit any increase in the face amount of your policy.

      If we approve your request for a face amount increase, we will increase your policy's face amount on the Monthly Deduction Day on or after the day we approve the increase.

      An increase in the face amount of your policy may have the following consequences which you should consider:

      -- additional cost of insurance charges;

      -- a new fifteen year surrender charge period applicable only to the amount of the increase;

      -- a new suicide and contestability period applicable only to the amount of the increase;

      -- a change in the life insurance percentage applied to the entire policy under Section 7702 of the Internal Revenue Code; and

      -- a new seven year testing period for modified endowment contract status may begin.

 DECREASING YOUR POLICY'S FACE AMOUNT

      You may request a decrease in the face amount of your policy if both of the following conditions are met:

      -- either insured is still living; and

      -- the decrease you are requesting will not reduce the policy's face amount below $100,000.

      We may limit any decrease in the face amount of your policy.

      If we approve your request for a face amount decrease, we will decrease your policy's face amount on the Monthly Deduction Day on or after the day we receive your written request for a decrease.

      A decrease in the face amount of your policy may have the following consequences which you should consider:

      -- lower total policy cost of insurance charges;

      -- a surrender charge may apply to the amount of the decreased face amount based on a last increased, first canceled basis; and

      -- possible adverse tax consequences.

                      CASH VALUE AND CASH SURRENDER VALUE

CASH VALUE


     The cash value of your policy is the sum of your assets of the Investment Divisions of the Separate Account and any amount you have in the Fixed Account. These amounts are allocated based on the instructions you give us. A number of factors affect your policy's cash value including but not limited to:


     -- the amount and frequency of the premiums you pay;

     -- the investment experience of the Investment Divisions you choose;


     -- the interest credited on the amount in the Fixed Account;



     -- the amount of any partial withdrawals you make (including any charges you incur as a result of the withdrawal); and



     -- the charges we deduct.


     The cash value is not necessarily the amount you receive when you surrender your policy. See CASH VALUE AND CASH SURRENDER VALUE--CASH SURRENDER VALUE and SURRENDERS for details about surrendering your policy.

AMOUNT IN THE SEPARATE ACCOUNT


     We use the amount allocated to an Investment Division to purchase accumulation units of an Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units held in that Investment Division.


     We determine accumulation unit values for the Investment Divisions as of the end of each valuation day. A valuation day is any day on which the New York Stock Exchange is open for regular trading.

     The value of an accumulation unit on any valuation day equals the accumulation unit on the preceding valuation day multiplied by the net investment factor for the period from the time the New York Stock Exchange closed on the immediately preceding valuation day to the time it closed on the current valuation day.


SERIES 1



     For Series 1, the net investment factor for an Investment Division for this period equals (a) divided by (b) less (c) [i.e., (a/b) - c]where:


        (a) is the sum of:

             (1) the net asset value of the Fund share held in the Separate
                 Account for that Investment Division determined at the end of the period, plus

             (2) the per share amount of any dividends or capital gain
                 distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during the period,

        (b) is the net asset value of a Fund share held in the Separate Account for that Investment Division determined as of the end of the previous valuation day,

        (c) is a factor representing the mortality and expense risk charge and the administrative charge. This factor is deducted on a daily basis and is currently equal to an annual rate of .70% (the sum of .60% and .10%) of the daily average net asset value of the Investment Division.


SERIES 2



     For Series 2, the net investment factor for an Investment Division for this period equals (a) divided by (b), where:



                                     (a/b)



     (a) is the sum of:



            (1)the net asset value of the Fund share held in the Separate
               Account for that Investment Division at the end of the period, plus



            (2)the per share amount of any dividends or capital gain
               distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.



        b =the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the preceding valuation day.


     The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.

AMOUNT IN THE FIXED ACCOUNT

     The amount you have in the Fixed Account equals:

             1) the sum of the net premiums you have allocated to the Fixed
                Account;

        plus 2) any transfers you have made from the Separate Account to the Fixed Account;

        plus 3) any interest credited to the Fixed Account;

        less 4) any amounts you have withdrawn from the Fixed Account;

        less 5) any charges we have deducted from the Fixed Account;

        less 6) any transfers you have made from the Fixed Account to the Separate Account.

INVESTMENT RETURN


     The investment return of your policy is based on the amount you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account, the investment experience of each Investment Division as measured by its actual net rate of return, the charges we deduct and the interest rate we credit on the amount you have in the Fixed Account.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. We determine this investment experience each valuation day, which is when the net asset value of the underlying Fund is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one valuation day to the end of the next valuation day.

CASH SURRENDER VALUE

     The cash surrender value of your policy is the amount we will pay you if you surrender your policy. The cash surrender value of your policy is equal to the cash value of the policy less any surrender charges and any outstanding policy loans (including any accrued loan interest). If you surrender your policy during the first Policy Year, an additional contract charge applies. See DEDUCTIONS AND CHARGES--SURRENDER CHARGES--CHARGES IN POLICY YEARS 1-15. Since the cash value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Account, and because a surrender charge may apply, the cash surrender value may be more or less than the total premium payments you have made less any deductions from premiums and deductions from cash value that were made.

     Cash surrender value is significant for two reasons:

        -- Loans and Partial Withdrawals--You can take loans and partial withdrawals from your policy based on the amount of the policy's cash surrender value.


        -- Keeping Your Policy in Effect--Your policy could lapse without value if the cash surrender value is insufficient to pay the monthly deductions. Therefore, while premium payments are flexible, you may need to make additional premium payments so that the cash surrender value of your policy is sufficient to pay the charges needed to keep your policy in effect.

                                     LOANS

     You can borrow up to 90% of your policy's cash surrender value, less any additional contract charge in the first Policy Year. Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy's cash value but is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different from the interest rate we credit on any unloaned amount.

YOUR POLICY AS COLLATERAL FOR THE LOAN


     When you request a loan, a transfer of funds may be made from the Separate Account to the Fixed Account so that the cash value of the amount in the Fixed Account is equal to 108% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage may be lower in accordance with changes in the loan interest rate, but will never exceed 108%. We will transfer these funds from the Investment Divisions of the Separate Account in accordance with your instructions, or if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the cash value of the Fixed Account to fall below 108% of all outstanding loans (or a different percentage based on the loan interest rate). Additionally, if the monthly deductions from cash value will cause the cash value of the Fixed Account to fall below 108% of all outstanding policy loans, we may take these deductions from the Investment Divisions of the Separate Account in proportion to the amounts you have in each Investment Division.


LOAN INTEREST

     We currently charge an effective annual loan interest rate of 6%, which is payable in arrears. We may set a lower rate. If we set a lower rate, we will determine this lower rate at least once every twelve months, but not more frequently than once every three months. If we lower this rate, we may increase it again in the future by no more than 1% per calendar year, within certain limits.

INTEREST ON THE CASH VALUE HELD AS COLLATERAL

     When you take a loan from your policy, the amount we hold in the Fixed Account to secure the loan earns interest at a different rate from the rate we charge you for loan interest. The rate we credit on loaned amounts will never be less than 2.0% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 4.0%. For the first ten Policy Years, the rate we currently expect to credit on loaned amounts is 1.0% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently expect to credit on loaned amounts is 0.5% less than the rate we charge for loan interest.

WHEN LOAN INTEREST IS DUE

     The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

     -- the policy anniversary;

     -- the date you increase or repay a loan;

     -- the date you surrender the policy;

     -- the date the policy lapses; or

     -- the date on which the last surviving insured dies.

     Any loan interest due on a policy anniversary which you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the cash value, the greater the risk that the remaining cash value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. See LOAN REPAYMENT below.

LOAN REPAYMENT

     You may repay all or part of a policy loan at any time while your policy is in effect. We will allocate your loan repayments to the Investment Divisions and/or Fixed Account according to your most recent instructions on how to allocate your premium payments. If you would like us to allocate your loan repayment differently, you must indicate this in writing at the time of the repayment. We will consider any payment we receive from you while you have a loan outstanding to be a premium payment unless you tell us in writing that it is a loan repayment.

     If the amount of any unpaid loans (including any accrued loan interest) is greater than the cash value of your policy less any applicable surrender charges and any additional contract charge we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you.

THE EFFECTS OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment result of each Investment Division applies only to the amount remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

     In addition, unpaid loan interest generally will be treated as a new loan under the Code. If the Policy is a modified endowment contract, a loan may result in taxable income to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. See FEDERAL INCOME TAX CONSIDERATIONS for more information.

                              PARTIAL WITHDRAWALS


     You can request a partial withdrawal from your policy's cash surrender value if the following conditions are met:

     -- at least one insured is living;
     -- the partial withdrawal being requested is at least $500; and -- the partial withdrawal will not cause the policy to fail to qualify as life insurance under Section 7702 of the Internal Revenue Code.

AMOUNT AVAILABLE TO WITHDRAW

     You may withdraw an amount up to the cash surrender value of your policy. We process partial withdrawals at the price next determined after we receive your written request. If you request a partial withdrawal that would reduce the face amount of your policy (not including riders) below $100,000, we may require you to surrender your policy.


     We may restrict the amount of a partial withdrawal, within certain limits; for example, if the policy's cash surrender value is insufficient to pay the amount requested. We will pay any partial withdrawal generally within seven days after we receive all the necessary documentation and information. However, we may delay payment under certain circumstances.



     See POLICY PROCEEDS WHEN WE PAY PROCEEDS for more information.


REQUESTING A PARTIAL WITHDRAWAL


     You may request a partial withdrawal from your policy by sending a written request to Variable Products Service Center at the addresses listed on the first page of this prospectus.



WHEN THE PARTIAL WITHDRAWAL IS EFFECTIVE



     Your requested partial withdrawal will be effective on the date the Variable Products Service Center receives your written request. However, if the day we receive your request is not a day on which the New York Stock Exchange ("NYSE") is open for regular trading or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next day on which the NYSE is open.


PARTIAL WITHDRAWAL FEE AND SURRENDER CHARGE

     When you make a partial withdrawal, we will deduct a fee for processing the partial withdrawal. This fee will not exceed the lesser of $25 or 2% of the amount withdrawn. Additionally, a partial withdrawal may result in a decrease in your policy's face amount which may cause a surrender charge to apply as described in DEDUCTIONS AND CHARGES--SURRENDER CHARGES.

ALLOCATION OF PARTIAL WITHDRAWAL AND FEE

     You may specify how much of the partial withdrawal you want taken from the amount you have in each of the Investment Divisions and in the Fixed Account. If you do not specify how you would like your partial withdrawal allocated, we will deduct the partial withdrawal and any withdrawal fee from the Investment Divisions and/or the Fixed Account in proportion to the amounts you have in each of these investment options. If you request a partial withdrawal that is greater than the amount in the Investment Divisions and/or in the Fixed Account you have chosen, we will reduce the amount of the partial withdrawal to the amount available in those Investment Divisions and/or in the Fixed Account and pay you that amount less any applicable withdrawal fee and surrender charge.


THE EFFECTS OF A PARTIAL WITHDRAWAL (FOR SERIES 1)



     When you make a partial withdrawal, we reduce your cash value and cash surrender value by the amount of the partial withdrawal, and any applicable withdrawal fee and surrender charge.



OPTION 1



     Additionally, if you have elected Life Insurance Benefit Option 1, we reduce your policy's face amount and your Policy Proceeds by the amount of the partial withdrawal (not including the effects of any withdrawal fee or surrender charge).

OPTION 2



     If you have elected Life Insurance Benefit Option 2, we will not reduce your policy's face amount but we will reduce your Policy Proceeds by the amount of the partial withdrawal and any applicable withdrawal fee and surrender charge.


     A partial withdrawal may result in taxable income to you. See FEDERAL INCOME TAX CONSIDERATIONS for more information.


THE EFFECTS OF A PARTIAL WITHDRAWAL (FOR SERIES 2)



     When you make a partial withdrawal, we reduce your cash value and cash surrender value by the amount of the partial withdrawal and applicable withdrawal fee and surrender charge.



OPTION 1



     If you have elected Life Insurance Benefit Option 1, we reduce your policy's face amount by the difference between:



     (a) the amount of the withdrawal; and


     (b)the greater of:


          (1)the cash value of the policy immediately prior to the withdrawal, minus the face amount divided by the applicable percentage for the policy year at the time of surrender, as shown on Policy Data page 2.3, or


          (2) zero.



OPTION 2



     If you have elected Life Insurance Benefit Option 2, we will not reduce your policy's face amount.



OPTION 3



     If you have elected Life Insurance Benefit Option 3, we reduce the Adjusted Total Premium by the amount of the partial withdrawal. A reduction of the Adjusted Total Premium will never cause the Adjusted Total Premium to be less than zero.



     For policies where Option 3 is in effect and the Adjusted Total Premium paid is less than the amount of the surrender, the face amount of the policy will be reduced by the difference between:



     (a)the amount of the partial withdrawal; and


     (b) the greater of


          (1)the cash value of the policy immediately prior to the withdrawal, minus the face amount divided by the applicable percentage at the time of the withdrawal, as shown on Policy Data Page 2.3, or


          (2) the Adjusted Total Premium immediately prior to the withdrawal.



     If either of the above results in a zero or negative amount there will be no adjustment in the face amount.



     Any decrease in the face amount caused by the withdrawal will first be applied against the most recent increase in face amount. It will then be applied to other increases in face amount and then to the initial face amount in the reverse order in which they took place.

     A partial withdrawal may result in taxable income to you. See FEDERAL INCOME TAX CONSIDERATIONS for more information.


                                   SURRENDERS



     You can surrender your policy for its cash surrender value at any time while either insured is living.


REQUESTING A SURRENDER


     You can surrender the policy by sending a written request and the policy to Variable Products Service Center at the addresses listed on the first page of this prospectus.



WHEN THE SURRENDER IS EFFECTIVE


     Your surrender will be effective on the date the Variable Products Service Center receives your written request and the policy. However, if the day we receive your request is not a day on which the NYSE is open or if your request is received after the close of the NYSE, then the requested surrender will be effective on the next day on which the NYSE is open.

SURRENDER CHARGES


     If you surrender your policy during the first fifteen Policy Years or within fifteen years after you increase the face amount of your policy, a surrender charge will apply. We will deduct any applicable surrender charge from the amounts you have in the Investment Divisions and the Fixed Account in proportion to these amounts. See DEDUCTIONS AND CHARGES--SURRENDER CHARGES for details.



     As the illustrations in Appendix A demonstrate, the surrender charge may be significant in the early policy years, so you should not purchase the policy unless you intend to hold it for an extended period.


                 ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS


     You can apply for additional benefits by selecting any of the following optional riders:


     -- Guaranteed Minimum Death Benefit Rider

     -- First-to-Die Monthly Deduction Waiver Rider

     -- Level First-to-Die Term Rider


     -- Life Extension Rider (for Series 2)


     -- Living Benefits Rider (also known as Accelerated Benefits Rider)


     There may be an additional charge for a rider.

HOW THE RIDERS ARE AVAILABLE

     Generally, you must select your riders when you apply for your policy. However, you may only elect the Living Benefits Rider after one of the insureds has died.

     The Living Benefits Rider is only available on Non-Qualified Policies. Generally, all other riders are available on both Non-Qualified and Qualified Policies.

GUARANTEED MINIMUM DEATH BENEFIT RIDER


     If you choose this rider, we will deduct a charge equal to $0.01 per $1,000 multiplied by the sum of your Policy's face amount and the face or benefit amount of any riders.



     As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy's cash surrender value is insufficient to cover the current monthly deduction charges. Under this rider, if your total monthly deduction charges are greater than your policy's cash value, we will deduct as much of the monthly deduction charges from the cash value as possible. We will then waive any excess amount of these charges including the charge for this and any other rider. Generally, this rider is available with a benefit period up to the younger insured's age 80 or 100. You may choose either expiry date as long as the benefit period is at least ten years.



     In exchange for the guarantee provided by this rider, you must make certain premium payments into your policy. The premium you must pay under this rider is called the "Monthly Guaranteed Minimum Death Benefit (GMDB) premium." If you elect this rider, you will find the GMDB premium on the Policy Data Page. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB premium test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.


GMDB PREMIUM TEST (PERFORMED ON EACH MONTHLY DEDUCTION DAY)

    Cumulative                 Cumulative partial                       Cumulative monthly GMDB
     premium payments    less   withdrawals           must be at least   premiums from the Policy Date to
     to date                    to date               equal to           the date the test is performed

     If your policy does not satisfy the GMDB premium test and your policy fails the test by an amount that is more than one monthly GMDB premium, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB premium test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless the required payment is made.

     Having this rider affects your ability to take policy loans in the following way:

     (a) If you take a loan during the first two Policy Years, this rider will end.


     (b) After the first two Policy Years, you can take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the resulting cash surrender value of your policy after accounting for any new or additional loans must be greater than the cumulative monthly GMDB premiums which were required up to the time you take the loan, accumulated at an annual effective interest rate of 6.0% as of that date.


     There is an additional charge for this rider.


FIRST-TO-DIE MONTHLY DEDUCTION WAIVER RIDER

     If either insured dies while this rider is in effect, we will waive your policy's monthly deductions from cash value for the remainder of the policy. The charges we will waive under this rider are:

     (a) the monthly contract charge;

     (b) the monthly cost of insurance charge for the base policy (not including riders);


     (c) the charge per $1,000 of the current face amount (not including riders), which only applies during the first three Policy Years (for Series 2); the charge per $1,000 of the initial face amount (not including riders), which only applies during the first three Policy Years (for Series 1); and


     (d) any monthly rider charges.

     These deductions are described in more detail under DEDUCTIONS AND CHARGES--DEDUCTIONS FROM CASH VALUE and on the Policy Data Page.


     There is an additional charge for this rider.


LEVEL FIRST-TO-DIE TERM RIDER

     This rider provides a level term insurance death benefit which we will pay when either insured dies while this rider is in effect. We will only pay the benefit under this rider once, even if both insureds die at the same time.

     You may decrease the face amount of this rider as long as you do not decrease it below the minimum amount we require to issue the rider. You may not increase the face amount of this rider.


     There is an additional charge for this rider.



LIFE EXTENSION RIDER (FOR SERIES 2)



     This rider becomes effective on the policy anniversary on which the younger insured is (or would have been) age 100. Under this rider, the life insurance benefit will continue to equal the Life Insurance Benefit of the policy effective on the date of the last surviving insured's death. Without this rider, on the policy anniversary on which the younger insured is (or would have been) age 100, the Life Insurance Benefit would be equal to the policy's cash value. You can cancel this rider by sending us a signed written notice. This rider will end on the Monthly Deduction Day on or next following receipt of your request.



     The charge for this rider is calculated as a percentage of the cost of insurance charges for the base policy in effect. The percentage is shown on the Policy Data Page. This charge will be deducted from the policy's cash value on each Monthly Deduction Day beginning on the policy anniversary on which the younger insured is (or would have been) age 90, and continuing until the policy anniversary on which the younger insured is (or would have been) age 100. When this rider becomes effective, the assets of the Separate

Account will be transferred to a cash management Investment Division. Thereafter, transfers can only be made between this Investment Division and the Fixed Account. All other riders attached to the policy will end.



     There is an additional charge for this rider.


LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     Under this rider, after either insured dies, if the last surviving insured has a life expectancy of twelve months or less, you may request a portion or all of the Policy Proceeds as an accelerated death benefit.


     You may elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to the results of the following calculation:





  -------------------------------------------------------
                     CALCULATION STEPS
  -------------------------------------------------------
  STEP 1
  Eligible Proceeds X Elected percentage
  -------------------------------------------------------
  STEP 2
  Result of Step 1 X Interest factor (varies)
  -------------------------------------------------------
  STEP 3
  Result of Step 1 - Result of Step 2
  -------------------------------------------------------
  STEP 4
  Result of Step 3 - Unpaid loan - Administrative Fee
  -------------------------------------------------------


     Minimum accelerated benefit amount: $25,000.


     Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC and affiliated companies' policies).


     If you accelerate less than 100% of the eligible proceeds, the remaining face amount of your policy after we pay this benefit must be at least $100,000.

     When we make a payment under this rider, we will reduce your policy's face amount, rider death benefits, monthly deductions, cash value, and any unpaid policy loan based on the percentage you elected.

                              POLICY SPLIT OPTION


     You can split your policy into two single adjustable life insurance policies that each insure the life of one of the insureds under certain circumstances. You are allowed to make this split within six months after either of the following two dates:


     (1) the date a final divorce decree which terminates the marriage of the insureds has been in effect for six months; or

     (2) the effective date of a change in the federal tax law which results in

          (a) a reduction in the unlimited federal estate tax marital deduction provision (Section 2056 of the Internal Revenue Code), or

          (b) a reduction of at least 50% in the level of estate tax rate from the 1986 Tax Act payable on death.

     You must request a policy split in writing. At the time of the split:

     -- both insureds must be living;

     -- we will not ask for evidence of insurability;

     -- each new policy will be an adjustable life insurance policy which we offer for the purpose of this option and which was available on the Policy Date of your original policy; and

     -- an insurable interest must exist between the owner of each new policy and the insured of that new policy under all applicable laws.

ABOUT YOUR NEW POLICY

     -- The Policy Date and Issue Date of each new policy will be the date when you split the policy.

     -- The policyowner and beneficiary of each new policy will be the same as under the original policy, unless you state otherwise.


     -- We will not assess a fee or surrender charge on a policy that is terminating as a result of a policy split. However, we will apply all fees and charges that generally apply to the new policies you are splitting your policy into, including a new surrender charge schedule, to each of the new policies that result from the policy split.


     -- The cost of insurance rates for each new policy will be based on the insured's age and sex on the date of the split and most recent underwriting class on the original policy.

     -- The initial premium for each new policy will be one half of the cash value of the original policy less any unpaid loan (including any accrued loan interest).

     -- The face amount of each new policy will equal one half of the original base policy face amount, plus one half of the face amount of any riders on the original policy. The benefits from any Level First-to-Die Term Rider in effect will be excluded from this calculation.

     -- If the original policy has been assigned, each new policy will have the same assignment.

     Splitting your policy may have certain adverse tax consequences. Please read the FEDERAL INCOME TAX CONSIDERATIONS for more details.

                                    PREMIUMS


     Although premium payments are flexible, you may need to make additional premium payments so that the cash surrender value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a cash surrender value just sufficient to cover deductions and charges or that is otherwise minimally funded is more likely to not be able to maintain its cash surrender value because of market fluctuation and other performance related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. Your policy can lapse even if you pay all of your planned premiums.


     Premiums are the total dollar amount you pay into your policy. When we receive a premium payment, we deduct the sales expense, state tax, and federal tax charges that apply. The balance of the premium is called the net premium. We apply your net premium to the Investment Divisions and/or the Fixed Account, according to your instructions. For more details on when and how your premiums are applied, see PREMIUMS--PREMIUM ALLOCATION below.

     For purposes of determining whether we require additional underwriting when accepting a premium payment, we divide your premium payments into planned and unplanned premiums.

PLANNED PREMIUM
     When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your "planned premium." It is shown on the Policy Data Page.

-- You may increase or decrease the amount of your planned premium and change the frequency of your payments, within limits.

-- Planned premium payments end on the policy anniversary on which the younger insured is, or would have been, age 100.

-- Your policy will not automatically terminate if you are unable to pay the planned premium. However, payment of your planned premium does not guarantee your policy will remain in effect. Your policy will terminate if the cash surrender value is insufficient to pay the monthly deduction charges or if you have an excess policy loan, and you reach the end of the late period and you have not made the necessary payment. See PREMIUMS--TERMINATION AND PREMIUMS--LATE PERIOD for more details.
UNPLANNED PREMIUM
     An unplanned premium is a payment you make that is not part of the premium payment schedule you choose.

-- While at least one insured is living, you may make unplanned premium payments at any time before the policy anniversary on which the younger insured is, or would have been, age 100. However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the cash value will increase, both insureds must be living, and we may require proof of insurability before accepting that payment and applying it to your policy.

-- If you exchange another life insurance policy to acquire this policy under
   Section 1035 of the Internal Revenue Code, we will treat the proceeds of that exchange as an unplanned premium.

-- The minimum unplanned premium amount we allow is $50.

-- We may limit the number and amount of any unplanned premium payments.

     Premium payments can be mailed to NYLIAC, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021 or to one of the Variable Products Service Centers listed on page 1.


PREMIUM ALLOCATION


     Except for premium payments you make during the free look period, we apply your net premium, which equals the balance of any planned or unplanned premium payment after we deduct sales expense, state tax, and any federal tax charges that apply, to the Investment Divisions of the Separate Account and/or to the Fixed Account according to the most recent premium allocation election you have given to us. We allocate the net premiums from any premium payments you make during the free look period plus any interest accrued (currently an annual rate of 3%) on the gross premiums to the General Account until the end of the free look period. For more details, see the section entitled FREE LOOK PERIOD. When your free look period is over, we will allocate your net premiums according to your instructions. You can change your premium allocation any time you make a premium payment by submitting a revised premium allocation form. The allocation percentages must be in whole numbers.


PAYMENTS RETURNED FOR INSUFFICIENT FUNDS


     If your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20.00 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy's cash value. If an electronic (Check-o-Matic) premium withdrawal is returned for insufficient funds for two consecutive months, this privilege will be suspended until you notify us to resume the arrangement, and we agree.


TERMINATION

     If your policy's cash surrender value on any Monthly Deduction Day is less than the monthly deductions from cash value for the next policy month, your policy will continue in the late period for 62 days after that date. If the late period expires without sufficient payment, then we will terminate your policy without any benefits. See PREMIUMS--LATE PERIOD below for more details.

LATE PERIOD

     The late period is the 62 days following the Monthly Deduction Day on which the cash surrender value of your policy is insufficient to pay for monthly deductions from cash value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will also send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy remains in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits.

     During the late period, we will pay your beneficiary any benefits the beneficiary is entitled to as follows:

     -- If the last surviving insured dies during the late period, we will pay the Policy Proceeds, which we will reduce by the unpaid monthly deductions from cash value for the full policy months from the beginning of the late period through the policy month in which the last surviving insured dies.

     -- If the policy has a First-to-Die Monthly Deduction Waiver Rider and either insured dies while the policy is in the late period, we will approve the waiver claim when you pay all overdue monthly deductions from cash value.

     -- If the policy has a Level First-to-Die Term Rider and either insured dies while the policy is in the late period, we will pay the proceeds due under this rider less any overdue charges for this rider.

REINSTATEMENT OPTION

     You can request that we reinstate your policy if all of these conditions are met:

     -- you make your request within five years after your policy terminated;

     -- both insureds are living (However, we will accept your reinstatement request when only one insured is living, if the other insured died before your policy terminated); and

     -- you have not surrendered your policy for its cash surrender value.

     It is important to realize that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment. For more information about modified endowment contracts, see FEDERAL INCOME TAX CONSIDERATIONS--MODIFIED ENDOWMENT CONTRACT STATUS.

     Before we will reinstate your policy, we must receive the following:

     (1) a payment equal to the sum of (a) and (b) where:


        (a) is an amount which is sufficient to keep the policy in effect for at least three months including monthly deduction charges, premium expense charges, and any surrender charges; and


        (b) is 115% of any additional contract charge for a policy that ended during the first Policy Year and is later reinstated. (This additional contract charge is equal to the difference between the monthly contract charge for the first Policy Year and the monthly contract charge for subsequent Policy Years multiplied by the number of Monthly Deduction Days missed during the first Policy Year because the policy was not in effect).

     (2) satisfactory evidence of insurability, if your reinstatement request is more than 31 days after termination.

     The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve your request. If we reinstate your policy, the face amount for the reinstated policy will be the same as it would have been if the policy had not terminated.

     The cash value of the reinstated policy will be the cash value at the time the policy lapsed less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated. We will deduct any unpaid loan from this cash value or any unpaid loan can be repaid, together with the current loan interest compounded once each year from the end of the late period to the date of reinstatement.


MATURITY DATE


     Unless the Life Extension Rider is in effect, your policy matures on the policy anniversary on which the younger insured is, or would have been, age 100. Beginning on this maturity date, the face amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the cash value of your policy less any outstanding loans.


     One year before your policy's maturity date, we will notify you that on your maturity date you may elect either:

     (1) to receive the cash surrender value of your policy; or

     (2) to continue the policy, without having to pay any more monthly contract or cost of insurance charges.


     If you choose to continue the policy, we will continue to assess charges on the cash value left in the Investment Divisions. The Federal income tax treatment of a life insurance contract is uncertain after the younger insured is (or would have been) age 100. See FEDERAL INCOME TAX CONSIDERATIONS--STATUS OF POLICY AFTER INSURED IS AGE 100 for more information.



     If you choose to surrender your policy, you must submit a signed request to Variable Products Service Center at the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).


     Please consult your tax advisor regarding the tax implications of these options.

     If your policy is still in effect when the last surviving insured dies, we will pay the Policy Proceeds to the beneficiary.

                                  INVESTMENTS


     Your policy offers a choice of investment options in which you can invest your net premium. You may allocate your net premium (1) to any of the Investment Divisions of the Separate Account, and/or (2) to the Fixed Account. We refer to the Investment Divisions and the Fixed Account as your investment options. However, at any given time you can only have cash value in 21 investment options, including the Fixed Account.


THE SEPARATE ACCOUNT

     NYLIAC Variable Universal Life Separate Account-I is a segregated asset account NYLIAC established to receive and invest your net premiums.

     NYLIAC established the Separate Account on June 4, 1993 under the laws of Delaware, in accordance with the resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.


     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law, cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other separate account. The obligations under the policies are obligations of NYLIAC.



     The Separate Account currently consists of twenty-seven Investment Divisions available under this policy. The Investment Divisions invest exclusively in the corresponding Eligible Portfolios of the Funds. The income, capital gains, and capital losses incurred on the assets of an Investment Division are credited to or are charged against the assets of the Investment Division, without regard to the income, capital gains or capital losses of any other Investment Division. The Investment Divisions of the Separate Account are designed to provide money to pay benefits under your policy, but they do not guarantee a minimum rate of return or protect against asset depreciation. They will fluctuate up and down depending on performance of the Eligible Portfolios.

                            THE ELIGIBLE PORTFOLIOS


     The Eligible Portfolios of each Fund, along with their investment objectives, are listed in the following table. The Funds' prospectuses contain more information about each Eligible Portfolio, including portfolio managers and subadvisers.




FUND                               ELIGIBLE PORTFOLIOS               INVESTMENT OBJECTIVES

 MainStay VP Series Fund,          MainStay VP Bond                  highest income over the long term
 Inc.                                                                consistent with preservation of
                                                                     principal

                                   MainStay VP Capital               long-term growth of capital
                                   Appreciation

                                   MainStay VP Cash                  as high a level of current income
                                   Management                        as is considered consistent with
                                                                     the preservation of capital and
                                                                     liquidity

                                   MainStay VP Convertible           capital appreciation together
                                                                     with
                                                                     current income

                                   MainStay VP Equity Income         maximum long-term total return
                                                                     from a combination of capital
                                                                     appreciation and income

                                   MainStay VP Government            high level of current income,
                                                                     consistent with safety of
                                                                     principal

                                   MainStay VP Growth Equity         long-term growth of capital, with
                                                                     income as a secondary
                                                                     consideration

                                   MainStay VP High Yield            maximum current income through
                                   Corporate Bond                    investment in a diversified
                                                                     portfolio of high yield, high
                                                                     risk debt securities

                                   MainStay VP Indexed Equity        to provide investment results
                                                                     that correspond to the total
                                                                     return performance (and reflect
                                                                     reinvestment of dividends) of
                                                                     publicly traded common stocks
                                                                     represented by the S&P 500(R)
                                                                     Index

                                   MainStay VP International         long-term growth of capital by
                                   Equity                            investing in a portfolio
                                                                     consisting
                                                                     primarily of non-U.S. equity
                                                                     securities

                                   MainStay VP Mid Cap Core          long-term growth of capital

                                   MainStay VP Mid Cap Growth        long-term growth of capital

                                   MainStay VP Small Cap Growth      long-term capital appreciation
                                   MainStay VP Total Return          current income consistent with
                                                                     reasonable opportunity for future
                                                                     growth of capital and income


FUND                               ELIGIBLE PORTFOLIOS               INVESTMENT OBJECTIVES

 MainStay VP Series Fund, Inc.     MainStay VP Value                 maximum long-term total return
 (continued)                                                         from a combination of capital
                                                                     growth and income
                                   MainStay VP American              dividend growth, current income
                                   Century Income & Growth           and capital appreciation
                                   MainStay VP Dreyfus Large         capital appreciation
                                   Company Value
                                   MainStay VP Eagle Asset           growth through long-term capital
                                   Management Growth Equity          appreciation
------------------------------------------------------------------------------------------------------
 The Alger American Fund           Alger American Small              long-term capital appreciation
                                   Capitalization
------------------------------------------------------------------------------------------------------
 Calvert Variable Series, Inc.     Calvert Social Balanced           competitive total return
------------------------------------------------------------------------------------------------------

 Dreyfus Investment Portfolios     Dreyfus IP Technology Growth      capital appreciation
                                   (Initial Shares)
------------------------------------------------------------------------------------------------------
 Fidelity Variable Insurance       Fidelity VIP Contrafund(R)        long-term capital appreciation
 Products Fund
                                   -------------------------------------------------------------------
                                   Fidelity VIP Equity-Income        reasonable income and capital
                                                                     appreciation
------------------------------------------------------------------------------------------------------
 Janus Aspen Series                Janus Aspen Series Balanced       long-term capital growth
                                                                     consistent
                                                                     with preservation of capital and
                                                                     balanced by current income

                                   Janus Aspen Series                long-term growth of capital in a
                                   Worldwide Growth                  manner consistent with the
                                                                     preservation of capital
------------------------------------------------------------------------------------------------------
 The Universal Institutional       Van Kampen UIF Emerging           long-term capital appreciation
 Funds, Inc.                       Markets Equity
------------------------------------------------------------------------------------------------------
 T. Rowe Price Equity Series,      T. Rowe Price Equity Income       substantial dividend income and
 Inc.                                                                also long-term growth of capital



     "Standard & Poor's," "S&P," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by New York Life Investment Management LLC. The MainStay VP Indexed Equity Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the MainStay VP Indexed Equity Portfolio.


     The Funds' shares may also be available to certain separate accounts we use to fund our variable annuity policies. This is called "mixed funding." Except for the MainStay VP Series Fund, shares of all other Funds may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called "shared funding." Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.


     We provide certain services to you in connection with the investment of premium payments in the Investment Divisions, which, in turn, invest in the Eligible Portfolios. These services include, among others, providing information about the Eligible Portfolios. We receive compensation from the Funds, or from the investment advisers or other service providers of the Funds (who may be affiliates of NYLIAC), in return for providing these services. Currently, we receive compensation under various arrangements in amounts ranging from 0.10% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions.


ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS


     We may add, delete or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another portfolio of a Fund, or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of the Eligible Portfolios are no longer available for investment or, if we decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. The new Eligible Portfolios may have higher fees and charges than the ones they replaced. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the Investment Company Act of 1940, and we obtain any necessary approvals.


     The Separate Account may purchase other securities for other series or classes of policies, or may convert between series or classes of policies based on your request.


     In the future, we may establish additional Investment Divisions for the Separate Account. Each additional Investment Division will purchase shares in a new portfolio of a Fund or in another mutual fund. We may establish new Investment Divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment or other conditions make it appropriate. We may decide whether or not the new investment divisions will be made available to existing policyowners.


     If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

REINVESTMENT

     We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.

THE FIXED ACCOUNT

     You may choose to allocate all or part of your net premiums to the Fixed Account.

INTEREST CREDITED ON AMOUNTS IN THE FIXED ACCOUNT


     We will credit any amounts in the Fixed Account with a fixed interest rate which we declare periodically in advance, at our sole discretion. This rate will never be less than an annual rate of 4%. You bear the risk that we may not declare any interest in excess of the 4% minimum rate. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account. All net premiums applied to, and amounts transferred to, the Fixed Account receive the loaned amount rate or the unloaned amount rate in effect at that time. Interest accrues daily and is credited on each Monthly Deduction Day.


ASSETS IN THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in our general account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We may invest the assets of the Fixed Account however we choose, within limits. Your interest in the Fixed Account is not registered under the Securities Act of 1933, and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940. Therefore, the Fixed Account and any interests earned in the Fixed Account are generally not subject to these statutes. The staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may, however, be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

TRANSFERS BETWEEN INVESTMENT DIVISIONS AND/OR THE FIXED ACCOUNT

     You may transfer all or part of the cash value of your policy (1) from the Fixed Account to the Investment Divisions of the Separate Account, (2) from the Investment Divisions of the Separate Account to the Fixed Account, or (3) between the Investment Divisions in the Separate Account.

     You may request a transfer, under the following conditions:


     -- Maximum Transfer--The maximum amount you can transfer from the Fixed
        Account to the Investment Divisions is 10% of the amount in the Fixed Account at the beginning of the Policy Year. If during any period the interest rate being credited to the Fixed Account is equal to the guaranteed rate shown on the Policy Data page, the maximum amount you can transfer from the Investment Divisions to the Fixed Account is 10% of the amount in the Fixed Account at the beginning of the Policy Year.



     -- Minimum Transfer--The minimum amount that you may transfer from the Investment Divisions or the Fixed Account is the lesser of (i) $500 or
        (ii) the total amount in the Investment Divisions or the Fixed Account.


     -- Minimum Remaining Value--If a transfer will cause the amount you have in the Investment Divisions or the Fixed Account to be less than $500, we will transfer the entire amount in the Investment Divisions and/or the Fixed Account you have chosen.


     -- Limits on Transfers--Your right to make transfers under the policy is subject to modification if we determine, in our sole opinion, that the exercise of that right will disadvantage or potentially hurt the rights or interests of other policyowners. Any modification could be applied to transfers to or from some or all of the Investment

       Divisions and could include, but not be limited to, not accepting a transfer request from any person, asset allocation and/or market timing services made on behalf of policyowners and/or limiting the amount that may be transferred into or out of any Investment Division at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which we consider to be to the actual or potential disadvantage of other policyowners.



       Currently, we reserve the right to reject, without prior notice, transfer requests into or out of any Investment Division if the amount of the request (either alone or when combined with amounts from other policies owned by or under the control of the same individual or entity) would exceed $5 million of the corresponding Portfolio's total assets.



       In addition, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We reserve the right to reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding portfolio is not accepted for any reason.



     -- Transfer Charge--We may impose a charge up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will not count any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep Options as a transfer toward the twelve transfer limit.



REQUESTING A TRANSFER:



     You can request a transfer in four ways:



     -- submit your request in writing on a form we approve to the Variable
       Products Service Center at the address listed on the first page of this prospectus (or any other address we indicate to you in writing);



     -- make your request through the VSC;



     -- use the IVR at 800-598-2019; or



     -- speak to a customer service representative at 800-598-2019 on business days between the hours of 8:00 a.m. and 6:00 p.m. (Eastern Time).



     Faxed requests are not acceptable and will not be honored at any time.



     Transfer requests received after 4:00 p.m. (Eastern Time) will be priced as of the next business day. See "HOW TO REACH US FOR POLICY SERVICES" for information about the VPSC, VSC and IVR.


DOLLAR COST AVERAGING

     Dollar Cost Averaging is a systematic method of investing which allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Since you transfer the same dollar amount to a given Investment Division on each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to invest during periods of low price levels.

     If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

     -- the dollar amount you want to have transferred (minimum transfer: $100);

     -- the Investment Division you want to transfer money from;

     -- the Investment Divisions and/or Fixed Account you want to transfer money to;

     -- the date on which you want the transfers to be made, within limits; and

     -- how often you want us to make these transfers, either monthly, quarterly, semi-annually or annually.

     You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account.


     We will make all Dollar Cost Averaging transfers on the date you specify, or on the next business day. You can specify any day of the month with the exception of the 29th, 30th or 31st of a month. We will not process a Dollar Cost Averaging transfer, unless we have received a written request at the Variable Products Service Center at the addresses listed on the cover page of this prospectus. We must receive this request at least five business days before the date Dollar Cost Averaging transfers are scheduled to begin.



     The minimum cash value you must have allocated to the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the cash value is less than $2,000 on a transfer date. Once the cash value equals or exceeds this amount, the Dollar Cost Averaging transfers will automatically resume as last requested.



     You may cancel the Dollar Cost Averaging feature at any time by written request. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.



     This feature is available to you at no additional cost.


AUTOMATIC ASSET REALLOCATION

     If you choose the Automatic Asset Reallocation feature, we will automatically reallocate your assets among the Investment Divisions in order to maintain a pre-determined percentage invested in the Investment Division(s) you have selected. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Division's investment results would cause this balance to shift. If you elect the Automatic Asset Reallocation feature, we will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.


     You can choose to schedule the investment reallocations quarterly, semi-annually or annually, but not on a monthly basis. You can specify any day of the month with the exception of the 29th, 30th, or 31st of the month. The minimum amount you must have in the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the cash value is less than $2,000 on a reallocation date. Once the cash value equals or exceeds this amount, Automatic Asset Reallocation will automatically resume as scheduled. There is no minimum amount which you must allocate among the Investment Divisions under this feature. We will not process an Automatic Asset Reallocation transfer, unless we have received a written request at the Variable Products Service Center at the addresses listed on the cover page of this prospectus. We must receive this request at least five business days before the date Automatic Asset Reallocation transfers are scheduled to begin.


     You may cancel the Automatic Asset Reallocation feature at any time by written request. You may not elect Automatic Asset Reallocation if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.


     This feature is available to you at no additional cost.


INTEREST SWEEP

     You may instruct us to periodically transfer the interest credited to the Fixed Account into the Investment Division(s) you specify. This automatic process is called Interest Sweep. If you choose the Interest Sweep feature, we will ask you to specify:

     -- the date you want this feature to start;

     -- the percentages you want to be transferred to each Investment Division;
        and

     -- how often you want us to make these transfers, either monthly, quarterly, semi-annually or annually.


     We will begin to make Interest Sweep transfers if the amount in the Fixed Account is at least $2,500. You can specify any date that you want us to make these automatic transfers, with the exception of the 29th, 30th or 31st of a month. We will not process an Interest Sweep transfer, unless we have received a written request at the Variable Products Service Center at the addresses listed on the cover page of this prospectus. We must receive this request at least five business days before the date Interest Sweep transfers are scheduled to begin.


     You may not choose the Interest Sweep feature if you have instructed us to allocate any part of your policy expenses to the Fixed Account. If you want to elect the Interest Sweep feature and you want to allocate your expenses, you must allocate your expenses to the MainStay VP Cash Management Investment Division.

     You may request Interest Sweep in addition to either the Dollar Cost Averaging or Automatic Asset Reallocation features. If an Interest Sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, we will process the Interest Sweep transfer first.

     If an Interest Sweep transfer would cause more than 10% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the Interest Sweep feature. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds this amount, the Interest Sweep feature will automatically resume as scheduled. You may cancel the Interest Sweep feature at any time by written request.


     This feature is available to you at no additional cost.

                             DEDUCTIONS AND CHARGES

     We assess certain charges and deductions from your policy as compensation for providing the Life Insurance Benefit under your policy, for providing the benefits under any riders, for administering the policy, for assuming certain risks and for incurring certain expenses in issuing the policy. We deduct four types of charges from your policy:

     -- deductions from premiums,

     -- deductions from cash value,

     -- Separate Account charges, and

     -- Fund charges (deducted by the Funds).


     Additionally, we may assess surrender charges under certain circumstances. See DEDUCTIONS AND CHARGES--SURRENDER CHARGES. The Eligible Portfolios also pay advisory fees and other expenses that are deducted from the Portfolio's assets. As an indirect investor in an Eligible Portfolio, you also bear your portion of those expenses. See SUMMARY OF DEDUCTIONS AND CHARGES--FUND CHARGES. All other charges are described below.


DEDUCTIONS FROM PREMIUMS

     When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge and a state tax charge. If your policy is a Non-Qualified Policy we will also deduct a federal tax charge.

SALES EXPENSE CHARGE


     We deduct a sales expense charge from each premium you pay to partially cover our expenses for selling the policy to you. The sales expense charge we deduct is a percentage of the premium you pay. This percentage varies depending on whether the total premium you have paid in any given Policy Year is above or below the Target Premium for your policy. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from NYLIAC surplus, including any amounts derived from the mortality and expense risk charge, the charge for cost of insurance protection, the charge per $1,000 of the current face amount (for Series 2), or the charge per $1,000 of the initial face amount (for Series 1).


TARGET PREMIUM


     When your policy is issued, we determine the initial Target Premium for your policy. Your Target Premium is based on the specific age, sex, and underwriting class combination of the two insureds and the base policy face amount. We use the Target Premium for the purpose of calculating the sales expense charge and the surrender charge. You can find your initial Target Premium on the Policy Data Page. If you increase or decrease the face amount of your base policy, we will make a corresponding increase or decrease to your Target Premium. An increase in your Target Premium may increase the applicable sales expense and surrender charges.

CURRENT SALES EXPENSE CHARGE


     During each of the first ten Policy Years, we expect to deduct a sales expense charge that is currently 8% of premium payments made up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we expect to deduct a sales expense charge that is currently 4% from additional premium payments made in that Policy Year. Beginning in the eleventh Policy Year, we currently expect to deduct a sales expense charge of 4% of premium payments made up to the Target Premium for a given Policy Year, with no charge for premium payments made in excess of the Target Premium.


GUARANTEED SALES EXPENSE CHARGE


     We may change the sales expense charge at any time. During each of the first ten Policy Years, we guarantee that any sales expense charge we deduct will never exceed 9% of premium payments made up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we will never deduct a sales expense charge of more than 6.5% of additional premium payments made in that Policy Year. Beginning in the eleventh Policy Year, we guarantee that any sales expense charge will never exceed 6.5% of premium payments made.


STATE TAX CHARGE


     Some jurisdictions impose a tax on the premiums insurance companies receive from their policyholders. We deduct 2% of each premium payment you make to cover these state taxes. This charge may not reflect the actual tax charged in your state. We may increase the amount we deduct as a state tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.


FEDERAL TAX CHARGE

     The federal government imposes limitations on our ability to deduct certain expenses associated with Non-Qualified Policies. For Non-Qualified Policies, we deduct 1.25% of each premium payment you make to cover the federal tax that results. We do not deduct this charge from Qualified Policies. We may increase the amount we deduct as a federal tax charge to reflect changes in the law.

DEDUCTIONS FROM CASH VALUE


     Each month, we will deduct a monthly contract charge, a cost of insurance charge and a rider charge for the cost of any additional riders from your policy's cash value. For Series 2, we will also deduct a mortality and expense risk charge and an administrative charge from the cash value allocated to the Separate Account. During the first three Policy Years, we will also deduct a charge per $1,000 of the current face amount of your policy, not including riders (for Series 2) or a charge per $1,000 of the initial face amount of your policy, not including riders (for Series 1). If you have elected the Expense Allocation feature, the policy charges will be deducted according to those instructions.



     We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

EXPENSE ALLOCATION

     If you do not provide us with any instructions on how you would like your expenses allocated, we will deduct these charges from the amount in the Investment Divisions and the amount not held as collateral for a loan in the Fixed Account in proportion to these amounts. You may instruct us to deduct the policy's monthly cash value charges first from the MainStay VP Cash Management Investment Division and/or the Fixed Account. If the values in the MainStay VP Cash Management Investment Division and/or the Fixed Account you have chosen are insufficient to pay these charges, we will deduct as much of the charges as possible from these investment options. We will deduct the remainder from the amounts in all of the Investment Divisions and the amount not held as collateral for a loan in the Fixed Account in proportion to the amounts in these investment options.

MONTHLY CONTRACT CHARGE

     On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services including premium collection, record keeping, processing claims and communicating to our policyowners.

CURRENT MONTHLY CONTRACT CHARGE


     Currently, we deduct a monthly contract charge of $60 per month from policies in their first Policy Year and we currently expect to deduct $10 per month from policies in later Policy Years.


GUARANTEED MONTHLY CONTRACT CHARGE

     While we may change the monthly contract charge we deduct from your policy at any time, we guarantee that we will never charge you a monthly contract charge that is more than $62 per month during the first Policy Year and $12 per month in later Policy Years.

CHARGE FOR COST OF INSURANCE PROTECTION

     On each Monthly Deduction Day, we will deduct a charge for cost of insurance protection from the cash value of your policy. This charge covers the cost of providing Life Insurance Benefits to you.


     The cost of insurance charge is calculated by adding any applicable flat extra charge (which might apply to certain insureds based on our underwriting) to the monthly cost of insurance rate which applies to the insureds at that time and multiplying the result by the net amount at risk on the Monthly Deduction Day. The net amount at risk is based on the difference between the current Life Insurance Benefit of your policy and the policy's cash value. Your cost of insurance charge will vary from month to month depending upon changes in the net amount at risk, as well as the cost of insurance rate. We calculate the cost of insurance separately for the initial face amount and for any increase in face amount. A different rate class (and therefore cost of insurance rate) may apply to the increase, based on the insureds' ages and circumstances at the time of the increase.



     We base the monthly cost of insurance rate we apply to your policy on our current monthly cost of insurance rates. We may change these rates from time to time based on changes in future expectations of such factors as mortality, investment income, expenses and persistency. However, the current rates will never be more than the guaranteed maximum rates shown on the Policy Data Page.



     We base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Mortality Tables appropriate to each Insured's underwriting class if the insureds are a standard underwriting class. We base the guaranteed rates for policies that insure insureds in substandard underwriting classes on different scales. We base the current monthly cost of insurance rates on such factors as the sexes, underwriting classes and issue ages of both insureds and the Policy Year. Changes to the current monthly cost of insurance rates will be based on changes in future expectations of such factors as mortality, investment income, expenses and persistency.


MORTALITY AND EXPENSE RISK CHARGE (FOR SERIES 2)



     We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we estimated. On each Monthly Deduction Day, we will deduct a mortality and expense risk charge from the cash value allocated to the Separate Account Value to cover our mortality and expense risk. We may use any profit derived from this charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.



CURRENT MORTALITY AND EXPENSE RISK CHARGE



     We currently deduct on each Monthly Deduction Day a mortality and expense risk charge that is equal to an annual rate of 0.60% of the cash value allocated to the Separate Account.



GUARANTEED MORTALITY AND EXPENSE RISK CHARGE



     While we may change the mortality and expense risk charge we deduct, we guarantee that this charge will never be more than an annual rate of 0.90% of the cash value allocated to the Separate Account.



ADMINISTRATIVE CHARGE (FOR SERIES 2)



     We deduct an administrative charge from each Investment Division to cover the cost of providing administrative policy services. This charge is equal to an annual rate of .10% of the assets of the Investment Divisions of the Separate Account to cover these costs. This charge is designed not to produce a profit. We guarantee this charge will not increase.



CHARGE PER $1,000 OF CURRENT FACE AMOUNT (FOR SERIES 2)



     For Series 2, on each Monthly Deduction Day during the first three Policy Years, we will deduct a charge of $0.04 per $1,000 of your policy's current face amount (not including riders) from your policy's cash value. However, this charge will always be at least $10 per month and will never be more than $100 per month.



CHARGE PER $1,000 OF INITIAL FACE AMOUNT (FOR SERIES 1)



     For Series 1, on each Monthly Deduction Day during the first three Policy Years, we will deduct a charge of $0.04 per $1,000 of your policy's initial face amount (not including riders) from your policy's cash value. However, this charge will always be at least $10 per month and will never be more than $100 per month.


RIDER CHARGES

     On each Monthly Deduction Day, we will deduct charges for any optional rider benefits you have chosen from the cash value of your policy.

GUARANTEED MINIMUM DEATH BENEFIT RIDER CHARGE


     If you choose this rider, we will deduct a charge equal to $0.01 per $1000 multiplied by the sum of your policy's face amount and the face or benefit amount of any riders.

FIRST-TO-DIE MONTHLY DEDUCTION WAIVER RIDER CHARGE

     If you choose this rider, we will deduct a charge based on the present value of the future charges that we estimate may be waived under this rider and the cost of insurance rate for this rider.

LEVEL FIRST-TO-DIE TERM RIDER CHARGE

     If you choose this rider, we will deduct a charge equal to the face amount of this rider multiplied by the cost of insurance rate for this rider.


LIFE EXTENSION RIDER CHARGE (FOR SERIES 2)



     If you choose this rider, beginning on the policy anniversary when the younger insured is (or would have been) age 90 and ending on the policy anniversary when the younger insured is (or would have been) age 100, we will deduct a charge equal to a percentage of the base policy's cost of insurance charges. This percentage will vary by sex, age, and underwriting class of each of the insureds.


LIVING BENEFITS RIDER CHARGE

     We do not deduct a charge for this rider until it is exercised.


OTHER CHARGES FOR FEDERAL INCOME TAXES



     We do not currently deduct any charges from the assets of the Investment Divisions of the Separate Account for federal income taxes attributable to them. We may choose to deduct such a charge in the future in order to provide for any future income tax liability attributed to the assets of the Investment Divisions.


SEPARATE ACCOUNT CHARGES

     In addition to the deductions from premiums and the deductions from cash value, we will also deduct certain charges from the Separate Account's Investment Divisions. We make these deductions on a daily basis.


MORTALITY AND EXPENSE RISK CHARGE (FOR SERIES 1)



     We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we estimated. We deduct on a daily basis a mortality and expense risk charge from each Investment Division to cover our mortality and expense risk. We may use any profit derived from this charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.


CURRENT MORTALITY AND EXPENSE RISK CHARGE

     We currently deduct on a daily basis, a mortality and expense risk charge that is equal to an annual rate of .60% of the average daily net asset value of the Separate Account.

GUARANTEED MORTALITY AND EXPENSE RISK CHARGE

     While we may change the mortality and expense risk charge we deduct, we guarantee that this charge will never be more than an annual rate of .90% of the average daily net asset value of each Investment Division.

ADMINISTRATIVE CHARGE (FOR SERIES 1)


     We deduct on a daily basis an administrative charge from each Investment Division to cover the cost of providing administrative policy services. We deduct a daily administrative charge that is equal to an annual rate of .10% of the average daily net asset value of the Separate Account to cover these costs. This charge is designed not to produce a profit. We guarantee this charge will not increase.


TRANSACTION CHARGES



PARTIAL WITHDRAWAL CHARGE



     When you make a partial withdrawal we will deduct a processing fee of no more than $25. See PARTIAL WITHDRAWALS.



TRANSFER FEE



     We may deduct a fee of $30 for each transfer in excess of twelve in any policy year.


FUND CHARGES


     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in the Funds' prospectuses. See SUMMARY OF DEDUCTIONS AND CHARGES -- FUND CHARGES for a chart reflecting 2001 fees and charges that are provided by the Funds or their agents, which are based on 2001 expenses and may reflect estimated charges.


SURRENDER CHARGES

CHARGES IN POLICY YEARS 1-15

     During the first fifteen Policy Years, we will deduct a surrender charge* from the cash value of your policy if you:

        - surrender your policy; or

        - decrease the face amount of your policy (including a decrease in the face amount that results from changing the Life Insurance Benefit Option or from a partial withdrawal).

     This surrender charge is in addition to the sales expense charge. The surrender charge we will deduct if you surrender your entire policy (assuming you have not made any changes to your policy) is equal to the percentage shown in the table below multiplied by 20% of your Target Premium for the Policy Year in which you surrender your policy. See DEDUCTIONS FROM PREMIUMS--SALES EXPENSE CHARGE--TARGET PREMIUM for an explanation of Target Premium. The surrender charge we will deduct if you decrease your

---------------


*See Appendix C for a table of Maximum Surrender Charges.

policy's face amount is described below. Appendix C contains a table of maximum surrender charges that could be assessed under a policy.

     YOUNGER INSURED < ISSUE AGE 85                  YOUNGER INSURED $ ISSUE AGE 85
  ------------------------------------            ------------------------------------
  POLICY YEAR       PERCENTAGE APPLIED            POLICY YEAR       PERCENTAGE APPLIED
  -----------       ------------------            -----------       ------------------
      1-6                  100%                       1-4                  100%
        7                   90%                         5                   80%
        8                   80%                         6                   60%
        9                   70%                         7                   40%
       10                   60%                         8                   20%
       11                   50%                         9+                   0%
       12                   40%
       13                   30%
       14                   20%
       15                   10%
       16+                   0%


Example: Assume that a policy (a) has not had an increase in face amount, (b) has a Target Premium of $12,662.14, (c) is issued when the younger insured is under age 85 and (d) is surrendered in any Policy Year 1 through 6. The surrender charge for the policy would be $2,532.43 (i.e., (20% of $12,662.14) multiplied by 100%).


ADDITIONAL CHARGE ON A SURRENDER IN THE FIRST POLICY YEAR

     If you surrender your policy during the first Policy Year, we will deduct an additional contract charge when you surrender your policy. This additional charge equals the difference between a and b multiplied by c [i.e., (a - b) X c], where:
     a = the monthly contract charge for the first Policy Year;
     b = the monthly contract charge for subsequent Policy Years; and c = the number of Monthly Deduction Days between the day you surrender your policy and the first anniversary of your Policy Date.

SURRENDER CHARGES AFTER FACE AMOUNT INCREASES

     If you increase your policy's face amount (other than an increase that results from a change in your Life Insurance Benefit Option), we will apply a new surrender charge schedule to the amount of the increase in the face amount. This schedule will start on the day we process your request. The original surrender charge schedule will continue to apply to the original face amount of your policy.

     If you have made multiple increases to the face amount of your policy, and later decide to decrease the face amount of your policy or surrender it, we will calculate the surrender charge in the following order:

     1) based on the surrender charge associated with the last increase in face amount;

     2) based on each prior increase, in the reverse order in which the increases occurred; and

     3) based on the initial face amount.

SURRENDER CHARGES ON FACE AMOUNT DECREASES

     If you decrease the face amount of your policy, we will deduct a surrender charge, if applicable. This charge will equal the difference between the surrender charge that we would have charged if you had surrendered your entire policy before the decrease and the surrender charge that we would charge if you surrendered your entire policy after the decrease.

                                              EXAMPLE:
                            --------------------------------------------
                            Face Amount prior to Decrease:     $500,000
                            Amount of Decrease:                $100,000
                            ------------------------           --------
                            Face Amount after Decrease:        $400,000
                            Surrender Charge on Face Amount
                              prior to Decrease ($500,000)     $  1,280
                            Less Surrender Charge on Face
                              Amount after Decrease
                              ($400,000)                       $  1,030
                            ---------------------------------  --------
                            Surrender Charge Deducted          $    250

     We will not impose a surrender charge on a decrease or termination of any rider.

EXCEPTIONS TO SURRENDER CHARGE

     We will not deduct a surrender charge if:

     -- we cancel the policy;

     -- we pay proceeds upon the death of the last surviving insured;

     -- we pay a required Internal Revenue Service minimum distribution; or

     -- you exercise the Policy Split Option.
                                POLICY PROCEEDS

BENEFICIARY

     The beneficiary is the person(s) or entity(ies) you have specified on our records to receive insurance proceeds from your policy.

     -- You name the beneficiary when you apply for the policy.

     -- The beneficiary receives insurance proceeds after the last surviving insured dies, or if there is a Level First-to-Die Term Rider, after either insured dies.

     -- You may elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may have more than one beneficiary in a class.

     -- You may name a different beneficiary to receive benefits under a Level
        First-to-Die Term Rider from the beneficiary you name to receive benefits under your base policy.


     -- You may change the beneficiary while at least one insured is living, by writing to Variable Products Service Center at the addresses listed on the first page of this prospectus (or another address we indicate to you in writing). Generally, the change will take effect on the date you sign the request.


     -- If no beneficiary is living when the last surviving insured dies, we will pay the Policy Proceeds to you or if you are deceased, to your estate, unless you tell us to do otherwise.

WHEN WE PAY PROCEEDS


     If your policy is still in effect, we will pay any cash surrender value, partial withdrawals, loan proceeds, or the Policy Proceeds generally within seven days after we receive all of the necessary requirements at Variable Products Service Center at the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).


Situations where payment of proceeds may be delayed:

     -- We may delay payment of any loan proceeds attributable to the Separate
        Account, any partial withdrawal from the Separate Account, the cash surrender value or the Policy Proceeds during any period that:

        a) we are unable to determine the amount to be paid because the New York Stock Exchange is closed (other than customary weekend and holiday closings), trading is restricted by the Securities and Exchange Commission ("SEC"), or the SEC declares that an emergency exists; or

        b) the SEC, by order, permits us to delay payment in order to protect our policyowners.

     -- We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to six months from the date we receive your request.

     -- We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two year contestable period. Upon receiving the information from a completed investigation we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after authorization.


     -- Federal laws designed to combat terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular situation, we would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or account is frozen, the cash value would be moved to a special segregated interest bearing account and held in that account until instructions are received from the appropriate federal regulator.



     -- If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, death benefit proceeds, or payments under a settlement option until such check or draft has been honored.


     We add interest at an annual rate of 3% (or at a higher rate if required by law) if we delay payment of a partial withdrawal or cash surrender value for 30 days or more.

     We add interest to Policy Proceeds from the date of death to the date of payment at the same rate as we pay under the Interest Payment Option (or at a higher rate if required by law).

PAYMENT OPTIONS


     The beneficiary can elect to have the death benefit proceeds paid into an interest-bearing account opened in the beneficiary's name. Within seven days of our receipt of due proof of death and payment instructions at the Service Center, we will provide the beneficiary with a checkbook to access these funds from the account. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The account is part of our general account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.


     We will pay your Policy Proceeds in one sum unless you choose otherwise. There are three payment options you may choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, we may pay any unpaid amount or present value in one sum.

     Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the last surviving insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

     -- Interest Accumulation Option (Option 1A)
       Under this option, the portion of the Policy Proceeds you choose to keep with us will bear interest each year. You may make withdrawals from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the withdrawal.

     -- Interest Payment Option (Option 1B)
       Under this option, we will pay interest on all or part of the Policy
        Proceeds you choose to keep with us. You elect the frequency of the interest payments we make: once each month, every three months, every six months or each year.

     -- Life Income Option (Option 2)
       Under this option, we make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due.

       Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

       Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

       If you ask us, we will send you a statement of the minimum amount due with respect to each monthly payment in writing. The minimum is based on the sex and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

1997-2005      2006-2015      2016-2025      2026-2035      2036 AND LATER
---------      ---------      ---------      ---------      --------------
   +1              0             -1             -2                -3

Electing or changing a payment option:

     While at least one of the insureds is living, you can elect or change your payment option. You can also elect or change one or more of the beneficiaries who will be the payee(s) under that option.

     After the last surviving insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing and we agree.

PAYEES

     You can only name individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments which still need to be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.
                          ADDITIONAL POLICY PROVISIONS

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a face increase as a result of a change in the Life Insurance Benefit Option. For any increase(s) in face amount other than one due to a change in the Life Insurance Benefit Option, this two year period begins on the effective date of the increase.

SUICIDE

     While your policy is in effect:

     -- If the death of the first insured who dies is a result of suicide within two years of the Issue Date, your policy will continue to be in effect on the last surviving insured.

     -- If the suicide of both insureds occurs at the same time, or if the suicide of the last surviving insured occurs within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or amounts withdrawn. If the suicide(s) occurs within two years of the effective date of a face amount increase, we will also pay the limited life insurance benefit, or, if the limited life insurance benefit is not payable, the monthly deductions from cash value made for that increase.

MISSTATEMENT OF AGE OR SEX


     If the policy application misstates either or both of the insured's age or sex, we will adjust the cash value, the cash surrender value, and the Life Insurance Benefit to reflect the correct age and sex. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth or correct sex.

ASSIGNMENT


     You may assign a Non-Qualified Policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of it at the Variable Products Service Center at either of the addresses listed on the first page of this prospectus (or any other location we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. For more information, see FEDERAL INCOME TAX CONSIDERATIONS. You may not assign Qualified Policies.

                                   FREE LOOK

     You have a right to cancel your policy, within certain limits. Under the free look provision of your policy, you generally have twenty days after you receive your policy to return the policy to us and receive a refund. You may cancel increases in the face amount of your policy under the same time limits.


     If you cancel your policy, we will pay you the greater of your policy's cash value on the date you return the policy or the total premium payments you have made, less any loans and any partial withdrawals you have taken. We will allocate premium payments you make with your application or during the free look period to the General Account until 20 days after issue. After 20 days, we will allocate the premium plus any accrued interest to the investment options you selected.


     If you cancel an increase in face amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums which are allocated to the increase in accordance with the surrender charge provision, less any part of the excess premium payments which we have already paid you.


     You may return the policy to the Variable Products Service Center at the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) or to the registered representative from whom you purchased this policy.

                               EXCHANGE PRIVILEGE

     Within the first twenty four months after the Issue Date of your policy, if you decide you do not want to own a variable policy, you may either (1) transfer all of the amounts you have invested in the Investment Divisions to the Fixed Account of your policy or (2) exchange your policy for a new fixed premium survivorship permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same policy date, issue age, risk classification and initial face amount as your original policy, but will not offer variable investment options such as the Investment Divisions.

     In order to exchange your policy:

     -- your policy must be in effect on the date of the exchange;

     -- you must repay any unpaid loan (including any accrued loan interest);
        and

     -- you must submit a proper written request.


     We will process your request for an exchange on the later of: (a) the date you send in your written request along with your policy or (b) the date we receive the necessary payment for your exchange at Variable Products Service Center at the addresses listed on the first page of this prospectus (or any other location we indicate to you in writing). The exchange will be effective on the later of these two dates. We will require you to make any adjustment to the premiums and cash values of your policy and the new policy, if necessary.

     When you exchange your policy, all riders and benefits on that policy will end, unless required by law. The new policy will have the same Issue Date, issue ages, and risk classifications as your original policy.

     During the first two years after any increase in the face amount of your policy you have the right to transfer amounts attributable to this increase from the Investment Divisions to the Fixed Account. The maximum amount you may request as a transfer from the Separate Account to the Fixed Account during this two year period is the lesser of the premium payments you made after you increased your policy's face amount which are attributable to the increase in face amount and the amount in the Separate Account.
              ADDITIONAL PROVISIONS REGARDING THE SEPARATE ACCOUNT

YOUR VOTING RIGHTS

     We will vote the shares that the Investment Divisions of the Separate Account hold in the Funds at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyholders who have invested their premiums in Investment Divisions that invest in the Fund. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

     While your policy is in effect, you hold a voting interest in each Investment Division that you have amounts invested in. The number of votes you are entitled to will be determined by dividing the cash value of your policy in an Investment Division by the net asset value per share for the Eligible Portfolio underlying that Investment Division.

     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports and other materials relating to the Fund to each person having a voting interest.

     We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive voting instructions in a timely manner. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

OUR RIGHTS

     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws (including obtaining any required approval of the SEC and any other required regulatory approvals). If necessary, we will seek approval by our policyowners.

     Specifically, we reserve the right to:

     -- add or remove any Investment Division;

     -- create new separate accounts;

     -- combine the Separate Account with one or more other separate accounts;

     -- operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

     -- deregister the Separate Account under the Investment Company Act of
        1940;

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

     -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

     -- transfer the assets of the Separate Account to one or more other separate accounts; and

     -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account.

     We may also change the name of the Separate Account.
                       FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We have not included any information about applicable state or other tax laws. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations or interpretations.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, upon the terms of the policy and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC's income tax liability. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy cash values and are automatically applied to increase the book reserves associated with the policies. Under existing Federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.

CHARGES FOR TAXES

     We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the Internal Revenue Code in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.

     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies. We may increase the federal tax charge if the government increases this tax liability.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the Internal Revenue Code, a policy will qualify as life insurance under the Internal Revenue Code only if the diversification requirements of Internal Revenue Code Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with Internal Revenue Code Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds have committed to us that the Eligible Portfolios will meet the diversification requirements.

     The Internal Revenue Service has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under Internal Revenue Code Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular investment divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy cash values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

     We believe that the policy meets the statutory definition of life insurance under Internal Revenue Code Section 7702 and that you and the beneficiary of your policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the Internal Revenue Code. Pursuant to
Section 101(g) of the Internal Revenue Code, amounts received by the policyowner may also be excludable from the policyowner's gross income when either insured has a terminal illness. (Life insurance benefits under a "modified endowment contract" as discussed below are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.)

     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.

     The area of the tax law relating to the definition of life insurance does not explicitly address all of the facts that are relevant for the policies (including, for example, the treatment of substandard risk policies, policies with term insurance on the Insureds, and certain tax requirements relating to joint survivorship life insurance policies). We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

MODIFIED ENDOWMENT CONTRACT STATUS


     Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as "modified endowment contracts." Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions from policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.



     A life insurance policy becomes a modified endowment contract if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premiums" were $1,000, the maximum premiums that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premiums paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the 7-pay test.

     Certain changes in the terms of a policy including a reduction in life insurance benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a "material change" occurs at any time while the policy is in force, a new 7-pay test period will start and the policy will need to be retested to determine whether it continues to meet the 7-pay test. A "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits which is attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven policy years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the 7-pay test, all distributions (including loans) occurring in the policy year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the 7-pay test. Under the Internal Revenue Code, any distribution or loan made within two Policy Years prior to the date that a policy fails the 7-pay test is considered to have been made in anticipation of the failure.


STATUS OF POLICY AFTER YOUNGER INSURED IS AGE 100



     The policy provides that beginning on the policy anniversary on which the younger insured is (or would have been) age 100, the Face Amount, as shown on the Policy Data page of the policy, will no longer apply. Instead, the death benefit under the policy will equal the Cash Value. The Internal Revenue Service has not issued any guidance on the status of a life insurance policy after the younger insured becomes age 100. There is a risk that the policy may not qualify as life insurance under the federal tax law after the younger insured becomes age 100 and that the owner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted before the owner chooses to continue the policy after the younger insured becomes age 100.



PARTIAL WITHDRAWALS AND SURRENDERS



     Upon surrender of a policy for its cash surrender value, you will recognize ordinary income for federal tax purposes to the extent that the cash value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract.


     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the Internal Revenue Code prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in face amount or a partial withdrawal. In addition, any amounts distributed under a modified endowment contract (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the cash value (both loaned and unloaned) over the previously unrecovered premiums paid.


     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Internal Revenue Code requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.


     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a loan, a partial withdrawal or surrender), it may also be subject to a 10% penalty tax under Internal Revenue Code Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.


POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% tax.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a Policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the cash surrender value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.

CORPORATE OWNERS

     If you are a corporation, ownership of a policy may affect your exposure to the corporate alternative minimum tax. If you intend to use the policies to fund deferred compensation arrangements, you should consider the tax consequences of these arrangements. You should consult your tax advisors on these matters.

EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, Internal Revenue Code Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the life insurance benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges. Under the proposed regulations, the standards applicable to joint survivor life insurance policies are not entirely clear. While we believe under Internal Revenue Service pronouncements currently in effect that the mortality costs and other expenses used in making calculations to determine whether your policy qualifies as life insurance meet the current requirements, we cannot assure you that the Internal Revenue Service would necessarily agree. It is possible that future regulations will contain standards that would require us to modify the mortality charges used for the purposes of the calculations in order to attempt to retain the qualification of your policy as life insurance for federal income tax purposes, and we reserve the right to make any such modifications.

LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the Internal Revenue Code. The exclusion from gross income will not apply, however, if you are not one of the insureds or if you do not have an insurable interest in the life of the surviving insured either because the surviving insured is your director, officer or employee or because the surviving insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of "life insurance contract" under the Internal Revenue Code. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the Internal Revenue Service may enact.

POLICY SPLIT OPTION

     This option permits a policy to be split into two individual policies. A policy split could have adverse tax consequences. The Internal Revenue Service has ruled privately that where the insured or insureds of an insurance policy that is exchanged for a new policy are not identical to the insured or insureds of the new policy, the exchange is taxable.

OTHER TAX ISSUES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary.

QUALIFIED PLANS

     The policies are intended to be used with plans qualified under Section 401(a) of the Internal Revenue Code. While these plans include profit sharing plans, 401(k) plans, money purchase pension plans and defined benefit plans, purchasers of these Policies should seek competent legal and tax advice regarding the suitability of these Policies for all types of plans qualified under Section 401(a). Generally, employer contributions to plans qualified under
Section 401(a) and earnings thereon are not taxed to participants until distributed in accordance with plan provisions.

WITHHOLDING

     Under Section 3405 of the Internal Revenue Code, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. You can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the Internal Revenue Service has notified us that a tax identification number is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.
                                  ABOUT NYLIAC

     NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC's financial statements are also included in this prospectus. NYLIAC's principal business address is 51 Madison Avenue, New York, New York 10010.


     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $37.0 billion at the end of 2001. New York Life has invested in NYLIAC, and will, occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.


PERFORMANCE CALCULATIONS

     From time to time, we may advertise the performance of the Investment Divisions. These performance figures do not include contract charges such as the policy service fee, sales expense charge, tax charges, cost of insurance, rider charges, and surrender charges.

     Performance data for the Investment Divisions may be compared, in advertisements, sales literature and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

     Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies:
A.M. Best and Moody's (for financial stability and strength) and Standard and Poor's and Duff & Phelps (for claims paying ability). However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

     We may also advertise a hypothetical illustration of policy values, including all contract charges.


                  DIRECTORS AND PRINCIPAL OFFICERS OF NYLIAC*



DIRECTORS:                                  POSITIONS DURING LAST FIVE YEARS:
Gary G. Benanav...........................  Vice Chairman of New York Life from November 1999 to date, Executive Vice President from 1997 to November
                                            1999. Chairman and Chief Executive Officer of New
                                            York Life International from December 1997 to date.
                                            Executive Vice President and Chairman of Taiwan
                                            Branch of NYLIAC from May 1998 to date. President of
                                            Aeris Ventures LLC from January to December, 1997.
                                            Prior thereto, Executive Vice President of Aetna Life
                                            and Casualty Company.
Frank M. Boccio...........................  Senior Vice President and Chief Administrative
                                            Officer, Life and Annuity Business Units, of New York
                                            Life from January 2002 to date, Senior Vice President
                                            in charge of Individual Policy Services Department
                                            from July 1995 to date, Senior Vice President of
                                            NYLIAC from August 2001 to date.
Michael G. Gallo..........................  Senior Vice President in charge of the Individual
                                            Life Department of New York Life from July 1995 to
                                            date. Senior Vice President of NYLIAC from August
                                            1995 to date.

Solomon Goldfinger........................  Senior Vice President, Chief Financial Officer and
                                            Chief of Staff-Life and Annuity in charge of the
                                            Financial Management Department of New York Life from
                                            July 1995 to date. Chief Financial Officer of NYLIAC
                                            from September 2001 to date, Senior Vice President
                                            since April 1992.
Phillip J. Hildebrand.....................  Executive Vice President of New York Life from March
                                            1999 to date, Chief Distribution Officer from August
                                            2001 to date. Senior Vice President in charge of the
                                            Agency Department from 1996 to March 1999. Executive
                                            Vice President of NYLIAC from June 1999 to date;
                                            prior thereto, Senior Vice President from January
                                            1997.
Theodore A. Mathas........................  Senior Vice President and Chief Operating Officer for
                                            Life & Annuity of New York Life from March 2001 to
                                            date; Senior Vice President and Chief Operating
                                            Officer of the Agency Department from August 1999 to
                                            March 2001; Senior Vice President since September
                                            1998; prior thereto, President of NYLIFE Securities
                                            Inc. from August 1997 to August 1999 (Director from
                                            June 1998 to date) and President and CEO of Eagle
                                            Strategies Corp. from September 1996 to August 1999
                                            (Director from August 1997 to date). Director of
                                            NYLIAC since August 2001.
Anne F. Pollack...........................  Director and Chief Investment Officer of New York
                                            Life from January 2002 to date, Senior Vice President
                                            from August 1997 to date, Deputy Chief Investment
                                            Officer from May 2001 to December 2001. Director of
                                            NYLIAC from December 2001 to date, Chief Investment
                                            Officer from January 2002 to date; Senior Vice
                                            President from August 1997 to date; Deputy Chief
                                            Investment Officer from August 1997 to December 2001.
Robert D. Rock............................  Senior Vice President in charge of the Individual
                                            Annuity Department of New York Life from February
                                            1991 to date. Senior Vice President of NYLIAC from
                                            1992 to date.
Frederick J. Sievert......................  Vice Chairman of New York Life from January 1997 to date, Executive Vice President from February 1995 to
                                            January 1997. President of NYLIAC from May 1997 to
                                            date, Executive Vice President from November 1995 to
                                            May 1997;

Seymour Sternberg.........................  Chairman of the Board, Chief Executive Officer and
                                            President of New York Life from April 1997 to date,
                                            President and Chief Operating Officer from October
                                            1995 to April 1997. President of NYLIAC from November
                                            1995 to May 1997.
George J. Trapp...........................  Executive Vice President of New York Life from June
                                            1995 to date, Corporate Secretary from November 1995
                                            to date. Member of the Executive Management Committee
                                            of New York Life from 1994 to date.
OFFICERS:
Jay S. Calhoun, III.......................  Senior Vice President and Treasurer of New York Life
                                            from March 1997 to date; Vice President and Treasurer
                                            from November 1992 to March 1997. Senior Vice
                                            President and Treasurer of NYLIAC from May 1997 to
                                            date, Vice President and Treasurer from January 1993
                                            to May 1997.
John A. Cullen............................  Vice President and Deputy Controller of New York Life
                                            from December 1999 to date; Vice President prior
                                            thereto. Vice President and Controller of NYLIAC from
                                            December 1999 to date; Vice President and Assistant
                                            Controller prior thereto.
Frank J. Ollari...........................  Senior Vice President in charge of the Real Estate
                                            Department of New York Life from October 1989 to
                                            date. Senior Vice President in charge of Real Estate
                                            of NYLIAC from April 1992 to date.
Richard C. Schwartz.......................  Senior Vice President of New York Life from March
                                            1998 to date; prior thereto, Vice President from
                                            1993. Senior Vice President of NYLIAC from March 2000
                                            to date.
Joel M. Steinberg.........................  Senior Vice President and Chief Actuary of New York
                                            Life from September 2001 to date, Vice President and
                                            Actuary from March 1998 to September 2001; Corpo-
                                            rate Vice President and Actuary from March 1996 to
                                            March 1998; Actuary prior thereto. Senior Vice
                                            President and Chief Actuary of NYLIAC from December
                                            2001 to date; Vice President and Actuary from May
                                            1998 to December 2001.

Stephen N. Steinig........................  Senior Vice President and Actuary of New York Life
                                            from September 2001 to date, Senior Vice President
                                            and Chief Actuary from February 1994 to September
                                            2001; Chief Actuary and Controller prior thereto.
                                            Senior Vice President and Actuary of NYLIAC from
                                            December 2001 to date; Senior Vice President and
                                            Chief Actuary from October 1989 to December 2001.
Gary E. Wendlandt.........................  Executive Vice President in charge of Asset
                                            Management business of New York Life from May 1999 to
                                            date. Chief Executive Officer of New York Life
                                            Investment Management from December 1999 to date,
                                            Chairman from March 2000 to date. Executive Vice
                                            President of NYLIAC from March 2000 to date.
                                            Executive Vice President and Chief Investment Officer
                                            of MassMutual Life Insurance Company from June 1992
                                            to April 1999.


---------------

* Principal business address is 51 Madison Avenue, New York, NY 10010.


                              RECORDS AND REPORTS


     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year we will mail you a report showing the cash value, cash surrender value and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement. In addition to these reports, you may request an illustration of your policy at any time by contacting your registered representative.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.
                           SALES AND OTHER AGREEMENTS


     NYLIFE Distributors Inc., ("NYLIFE Distributors") 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the principal underwriter and the distributor of the Policies and is an indirect wholly-owned subsidiary of New York Life. The commissions paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors during a policy's first Policy Year will not exceed 50% of the premiums paid up to a policy's Target Premium (8.0% in the second and subsequent Policy Years) plus 3.5% of premiums paid in excess of such amount. Commissions in excess of the percentage payable on renewal premiums are available for premiums paid in connection with most increases in a policy's face amount. Registered representatives who meet certain productivity standards and/or participate in certain programs may receive additional compensation. From time to time, NYLIFE Distributors may have or enter into a special arrangement with a broker-dealer, which provides for the payment of higher commissions to such broker-dealer in connection with sales of the policies.
                               LEGAL PROCEEDINGS


     NYLIAC is a defendant in individual lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.



     Given the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                                    EXPERTS


     The balance sheet of NYLIAC as of December 31, 2001 and 2000 and statements of income, stockholder's equity and cash flows for the three years in the period ended December 31, 2001 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



     The Separate Account statement of assets and liabilities as of December 31, 2001 and the statement of operations, the statement of changes in net assets and the financial highlights for each of the periods indicated in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



     Robert Haack, Senior Actuarial Associate, ASA, MAAA, has examined actuarial matters in this prospectus. We have filed an opinion on actuarial matters as an exhibit to the registration statements we filed with the SEC.


                              FINANCIAL STATEMENTS



     The balance sheet of NYLIAC as of December 31, 2001 and 2000 and statements of income, stockholder's equity and cash flows for the three years in the period ended December 31, 2001 (including the report of independent accountants) are included in this prospectus. As of the date of this prospectus, the sale of Series 2 policies had not yet begun. Therefore, no financial statements for the separate account pertaining to Series 2 policies are presented.

               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I



                              FINANCIAL STATEMENTS



Series I Policies:         Variable Universal Life
                           Survivorship Variable Universal Life

Series II Policies:        Variable Universal Life 2000
                           Single Premium Variable Universal Life

Series III Policies:       Pinnacle Variable Universal Life
                           Pinnacle Survivorship Variable Universal Life

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2001


                                                    MAINSTAY VP      MAINSTAY VP
                                                      CAPITAL            CASH         MAINSTAY VP      MAINSTAY VP
                                                    APPRECIATION      MANAGEMENT      CONVERTIBLE       GOVERNMENT
                                                   -----------------------------------------------------------------
ASSETS:
  Investment at net asset value..................   $215,387,759     $ 58,969,724     $ 14,189,355     $ 10,478,346
LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and expense
    risk and administrative charges..............        391,942           68,257           21,163           16,968
                                                    ------------     ------------     ------------     ------------
      Total net assets...........................   $214,995,817     $ 58,901,467     $ 14,168,192     $ 10,461,378
                                                    ============     ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Series I Policies............................   $185,292,537     $ 46,013,732     $  6,863,763     $  8,224,280
    Series II Policies...........................     29,630,820       12,365,003        7,252,180        2,237,098
    Series III Policies..........................         72,460          522,732           52,249               --
                                                    ------------     ------------     ------------     ------------
      Total net assets...........................   $214,995,817     $ 58,901,467     $ 14,168,192     $ 10,461,378
                                                    ============     ============     ============     ============
    Series I variable accumulation unit value....   $      21.88     $       1.39     $      15.83     $      15.57
                                                    ============     ============     ============     ============
    Series II variable accumulation unit value...   $       8.22     $       1.10     $      11.06     $      11.91
                                                    ============     ============     ============     ============
    Series III variable accumulation unit
      value......................................   $      10.30     $       1.01     $      10.28     $         --
                                                    ============     ============     ============     ============
Identified Cost of Investment....................   $225,394,873     $ 58,969,749     $ 15,772,512     $ 10,483,085
                                                    ============     ============     ============     ============


                                                    MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                     SMALL CAP          EQUITY          MID CAP          MID CAP
                                                       GROWTH           INCOME           GROWTH            CORE
                                                   ----------------------------------------------------------------
ASSETS:
  Investment at net asset value..................   $  5,499,654     $  6,593,277     $  5,083,253     $  5,001,257
LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and expense
    risk and administrative charges..............         10,196           10,938            9,180            9,097
                                                    ------------     ------------     ------------     ------------
      Total net assets...........................   $  5,489,458     $  6,582,339     $  5,074,073     $  4,992,160
                                                    ============     ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Series I Policies............................   $    346,574     $    689,128     $    167,385     $    141,667
    Series II Policies...........................        385,417          961,760          344,420          159,619
    Series III Policies..........................             --               --               --               --
    Net assets retained in the Separate Accounts
      by New York Life Insurance and Annuity
      Corporation................................      4,757,467        4,931,451        4,562,268        4,690,874
                                                    ------------     ------------     ------------     ------------
      Total net assets...........................   $  5,489,458     $  6,582,339     $  5,074,073     $  4,992,160
                                                    ============     ============     ============     ============
    Series I variable accumulation unit value....   $       9.51     $       9.86     $       9.12     $       9.38
                                                    ============     ============     ============     ============
    Series II variable accumulation unit value...   $       9.73     $       9.87     $       9.46     $       9.45
                                                    ============     ============     ============     ============
    Series III variable accumulation unit
      value......................................   $         --     $         --     $         --     $         --
                                                    ============     ============     ============     ============
Identified Cost of Investment....................   $  5,709,368     $  6,604,903     $  5,476,212     $  5,292,749
                                                    ============     ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


     MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                         MAINSTAY VP       MAINSTAY VP
      HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP          GROWTH           INDEXED
    CORPORATE BOND       EQUITY           RETURN           VALUE             BOND             EQUITY            EQUITY
    -----------------------------------------------------------------------------------------------------------------
     $ 35,403,165     $  6,473,851     $ 50,296,025     $ 44,034,490     $ 16,082,484      $ 76,805,787      $151,361,681
           61,016           11,734           88,863           76,623           24,354           132,824           271,977
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $ 35,342,149     $  6,462,117     $ 50,207,162     $ 43,957,867     $ 16,058,130      $ 76,672,963      $151,089,704
     ============     ============     ============     ============     ============      ============      ============
     $ 29,909,398     $  5,423,956     $ 43,693,042     $ 37,812,785     $ 12,183,641      $ 60,961,765      $121,765,895
        5,199,137        1,038,161        6,514,120        5,848,748        3,867,850        15,532,737        29,323,809
          233,614               --               --          296,334            6,639           178,461                --
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $ 35,342,149     $  6,462,117     $ 50,207,162     $ 43,957,867     $ 16,058,130      $ 76,672,963      $151,089,704
     ============     ============     ============     ============     ============      ============      ============
     $      15.92     $      13.18     $      19.89     $      19.95     $      16.18      $      25.96      $      27.73
     ============     ============     ============     ============     ============      ============      ============
     $      10.12     $       8.06     $       9.68     $      11.86     $      11.89      $       9.72      $       9.05
     ============     ============     ============     ============     ============      ============      ============
     $      10.06     $         --     $         --     $      10.05     $      10.04      $       9.65      $         --
     ============     ============     ============     ============     ============      ============      ============
     $ 45,299,639     $  6,314,586     $ 53,387,391     $ 44,976,188     $ 16,198,364      $ 98,552,373      $152,738,647
     ============     ============     ============     ============     ============      ============      ============

     MAINSTAY VP                       MAINSTAY VP
       AMERICAN       MAINSTAY VP      EAGLE ASSET         ALGER                             FIDELITY          FIDELITY
       CENTURY       DREYFUS LARGE      MANAGEMENT        AMERICAN         CALVERT             VIP                VIP
       INCOME &         COMPANY           GROWTH           SMALL            SOCIAL        CONTRAFUND(R)      EQUITY-INCOME
        GROWTH           VALUE            EQUITY       CAPITALIZATION      BALANCED      (INITIAL CLASS)    (INITIAL CLASS)
    -----------------------------------------------------------------------------------------------------------------
     $  2,371,137     $  2,695,403     $ 10,111,125     $ 16,340,977     $  2,191,546      $ 59,877,849      $ 23,682,216
            3,288            3,672           14,621           44,066            3,357            99,710            40,129
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $  2,367,849     $  2,691,731     $ 10,096,504     $ 16,296,911     $  2,188,189      $ 59,778,139      $ 23,642,087
     ============     ============     ============     ============     ============      ============      ============
     $    651,794     $    690,667     $  2,749,871     $ 10,628,439     $  1,274,652      $ 44,375,855      $ 17,855,202
        1,716,055        2,001,064        7,326,131        5,640,335          913,537        15,234,648         5,785,854
               --               --           20,502           28,137               --           167,636             1,031
               --               --               --               --               --                --                --
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $  2,367,849     $  2,691,731     $ 10,096,504     $ 16,296,911     $  2,188,189      $ 59,778,139      $ 23,642,087
     ============     ============     ============     ============     ============      ============      ============
     $       8.54     $       9.82     $       7.67     $       8.83     $      13.58      $      16.49      $      15.71
     ============     ============     ============     ============     ============      ============      ============
     $       8.84     $      10.42     $      10.34     $       6.64     $       9.57      $       9.61      $      10.79
     ============     ============     ============     ============     ============      ============      ============
     $         --     $         --     $      10.11     $      10.31     $         --      $       9.86      $      10.32
     ============     ============     ============     ============     ============      ============      ============
     $  2,560,687     $  2,754,244     $ 11,699,334     $ 15,965,822     $  2,529,339      $ 70,695,148      $ 25,107,818
     ============     ============     ============     ============     ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2001


                                                     FIDELITY          FIDELITY          FIDELITY
                                                      VIP II              VIP               VIP          JANUS ASPEN
                                                    INDEX 500           GROWTH            MID CAP           SERIES
                                                 (INITIAL CLASS)    (INITIAL CLASS)   (INITIAL CLASS)      BALANCED
                                                 ---------------------------------------------------------------------
ASSETS:
  Investment at net asset value................    $    102,392      $    150,131      $    343,960      $ 62,813,319
LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and
    expense risk and administrative charges....              --                --                --            98,341
                                                   ------------      ------------      ------------      ------------
      Total net assets.........................    $    102,392      $    150,131      $    343,960      $ 62,714,978
                                                   ============      ============      ============      ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Series I Policies..........................    $         --      $         --      $         --      $ 35,709,474
    Series II Policies.........................              --                --                --        26,919,017
    Series III Policies........................         102,392           150,131           343,960            86,487
                                                   ------------      ------------      ------------      ------------
      Total net assets.........................    $    102,392      $    150,131      $    343,960      $ 62,714,978
                                                   ============      ============      ============      ============
    Series I variable accumulation unit
      value....................................    $         --      $         --      $         --      $      18.98
                                                   ============      ============      ============      ============
    Series II variable accumulation unit
      value....................................    $         --      $         --      $         --      $      10.67
                                                   ============      ============      ============      ============
    Series III variable accumulation unit
      value....................................    $       9.76      $       9.75      $      10.31      $      10.04
                                                   ============      ============      ============      ============
Identified Cost of Investment..................    $    103,341      $    153,928      $    332,937      $ 68,134,747
                                                   ============      ============      ============      ============

                                                                                                            NEUBERGER
                                                    MORGAN STANLEY                        DREYFUS IP          BERMAN
                                                         UIF             T. ROWE          TECHNOLOGY           AMT
                                                   EMERGING MARKETS       PRICE             GROWTH           MID-CAP
                                                        EQUITY        EQUITY INCOME    (INITIAL SERIES)       GROWTH
                                                   ---------------------------------------------------------------------
ASSETS:
  Investment at net asset value..................    $  8,962,004      $  6,120,927      $    475,355      $      4,439
LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and expense
    risk and administrative charges..............          15,139             7,550               380                --
                                                     ------------      ------------      ------------      ------------
      Total net assets...........................    $  8,946,865      $  6,113,377      $    474,975      $      4,439
                                                     ============      ============      ============      ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Series I Policies............................    $  6,070,040      $  2,013,203      $    278,826      $         --
    Series II Policies...........................       2,876,825         3,892,869           191,297                --
    Series III Policies..........................              --           207,305             4,852             4,439
                                                     ------------      ------------      ------------      ------------
      Total net assets...........................    $  8,946,865      $  6,113,377      $    474,975      $      4,439
                                                     ============      ============      ============      ============
    Series I variable accumulation unit value....    $       8.18      $      11.09      $       9.77      $         --
                                                     ============      ============      ============      ============
    Series II variable accumulation unit value...    $       8.36      $      11.16      $      10.08      $         --
                                                     ============      ============      ============      ============
    Series III variable accumulation unit
      value......................................    $         --      $       9.96      $      12.59      $      11.52
                                                     ============      ============      ============      ============
Identified Cost of Investment....................    $ 11,277,785      $  6,117,833      $    450,381      $      3,855
                                                     ============      ============      ============      ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

     JANUS ASPEN      JANUS ASPEN
        SERIES           SERIES           MFS(R)
      WORLDWIDE        AGGRESSIVE       INVESTORS
        GROWTH           GROWTH        TRUST SERIES
    ------------------------------------------------
     $ 78,184,585     $      1,142     $     60,638
          130,416               --               --
     ------------     ------------     ------------
     $ 78,054,169     $      1,142     $     60,638
     ============     ============     ============
     $ 52,869,780     $         --     $         --
       25,080,285               --               --
          104,104            1,142           60,638
     ------------     ------------     ------------
     $ 78,054,169     $      1,142     $     60,638
     ============     ============     ============
     $      16.82     $         --     $         --
     ============     ============     ============
     $       9.13     $         --     $         --
     ============     ============     ============
     $      10.24     $      10.69     $       9.97
     ============     ============     ============
     $111,296,606     $      1,068     $     60,815
     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the years ended December 31, 2001,
December 31, 2000 and December 31, 1999


                                                   MAINSTAY VP                                      MAINSTAY VP
                                              CAPITAL APPRECIATION                                CASH MANAGEMENT
                                  ---------------------------------------------   -----------------------------------------------
                                      2001            2000            1999             2001             2000            1999
                                  -------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...............  $     214,070   $          --   $          --   $     1,395,866   $   1,580,507   $   1,033,284
  Mortality and expense risk and
    administrative charges......     (1,452,604)     (1,764,082)     (1,325,374)         (250,468)       (183,476)       (149,862)
                                  -------------   -------------   -------------   ---------------   -------------   -------------
      Net investment income
        (loss)..................     (1,238,534)     (1,764,082)     (1,325,374)        1,145,398       1,397,031         883,422
                                  -------------   -------------   -------------   ---------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments.................    164,160,262     125,297,510     152,344,807     1,063,826,251     832,491,635     420,117,735
  Cost of investments sold......   (243,751,872)   (109,964,940)   (105,222,446)   (1,063,826,190)   (832,491,594)   (420,117,858)
                                  -------------   -------------   -------------   ---------------   -------------   -------------
      Net realized gain (loss)
        on investments..........    (79,591,610)     15,332,570      47,122,361                61              41            (123)
  Realized gain distribution
    received....................             --      16,627,986       9,212,178               178              --               8
  Change in unrealized
    appreciation (depreciation)
    on investments..............     22,344,552     (61,221,668)     (9,158,970)               (9)            (16)            107
                                  -------------   -------------   -------------   ---------------   -------------   -------------
      Net gain (loss) on
        investments.............    (57,247,058)    (29,261,112)     47,175,569               230              25              (8)
                                  -------------   -------------   -------------   ---------------   -------------   -------------
        Net increase (decrease)
          in net assets
          resulting from
          operations............  $ (58,485,592)  $ (31,025,194)  $  45,850,195   $     1,145,628   $   1,397,056   $     883,414
                                  =============   =============   =============   ===============   =============   =============

                                                     MAINSTAY VP                                     MAINSTAY VP
                                                INTERNATIONAL EQUITY                                TOTAL RETURN
                                    ---------------------------------------------   ---------------------------------------------
                                        2001            2000            1999            2001            2000            1999
                                    -----------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................  $      87,389   $      48,991   $      19,396   $   1,288,462   $   1,041,963   $     795,746
  Mortality and expense risk and
    administrative charges........        (43,221)        (44,591)        (34,254)       (327,497)       (345,823)       (278,453)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net investment income
        (loss)....................         44,168           4,400         (14,858)        960,965         696,140         517,293
                                    -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments...................     17,868,573      10,164,396       1,039,546       2,116,725       2,899,281       1,942,053
  Cost of investments sold........    (19,381,744)    (10,157,189)       (946,738)     (1,613,757)     (1,625,839)     (1,004,465)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net realized gain (loss) on
        investments...............     (1,513,171)          7,207          92,808         502,968       1,273,442         937,588
  Realized gain distribution
    received......................         18,355         372,308         133,262          69,277       4,081,375       1,305,271
  Change in unrealized
    appreciation (depreciation) on
    investments...................        524,384      (1,618,834)      1,140,110      (7,297,090)     (8,653,054)      3,737,718
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net gain (loss) on
        investments...............       (970,432)     (1,239,319)      1,366,180      (6,724,845)     (3,298,237)      5,980,577
                                    -------------   -------------   -------------   -------------   -------------   -------------
        Net increase (decrease) in
          net assets resulting
          from operations.........  $    (926,264)  $  (1,234,919)  $   1,351,322   $  (5,763,880)  $  (2,602,097)  $   6,497,870
                                    =============   =============   =============   =============   =============   =============

Not all investment divisions are available under all policies.

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                                     MAINSTAY VP
                     MAINSTAY VP                                     MAINSTAY VP                     HIGH YIELD
                     CONVERTIBLE                                     GOVERNMENT                     CORPORATE BOND
    ---------------------------------------------   ---------------------------------------------   -------------
        2001            2000            1999            2001            2000            1999            2001
    -------------------------------------------------------------------------------------------------------------
    $     505,474   $     270,299   $     112,711   $     416,502   $     249,425   $     186,993   $   4,071,434
          (66,214)        (35,544)        (16,793)        (46,688)        (26,301)        (24,832)       (219,807)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          439,260         234,755          95,918         369,814         223,124         162,161       3,851,627
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          353,347         351,541         190,880         876,614       1,111,451       2,190,273       2,163,609
         (407,671)       (315,534)       (165,136)       (848,008)     (1,201,228)     (2,181,903)     (2,763,070)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          (54,324)         36,007          25,744          28,606         (89,777)          8,370        (599,461)
               --         442,403         333,649              --              --              --              --
         (636,724)     (1,249,434)        406,847         (26,980)        285,580        (259,370)     (2,048,649)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
         (691,048)       (771,024)        766,240           1,626         195,803        (251,000)     (2,648,110)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $    (251,788)  $    (536,269)  $     862,158   $     371,440   $     418,927   $     (88,839)  $   1,203,517
    =============   =============   =============   =============   =============   =============   =============

              MAINSTAY VP
              HIGH YIELD
          CORPORATE BOND
     -----------------------------
         2000            1999
     -----------------------------
     $   3,725,021   $   2,919,680
          (192,840)       (160,799)
     -------------   -------------
         3,532,181       2,758,881
     -------------   -------------
         1,803,313       1,691,618
        (1,992,134)     (1,669,515)
     -------------   -------------
          (188,821)         22,103
             1,263         499,619
        (5,292,927)       (818,497)
     -------------   -------------
        (5,480,485)       (296,775)
     -------------   -------------
     $  (1,948,304)  $   2,462,106
     =============   =============

                     MAINSTAY VP                                     MAINSTAY VP                     MAINSTAY VP
                        VALUE                                           BOND                        GROWTH EQUITY
    ---------------------------------------------   ---------------------------------------------   -------------
        2001            2000            1999            2001            2000            1999            2001
    -------------------------------------------------------------------------------------------------------------
    $     613,671   $     430,439   $     349,161   $     700,293   $     583,427   $     429,660   $     535,870
         (265,363)       (202,994)       (177,341)        (77,922)        (55,342)        (46,120)       (490,960)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          348,308         227,445         171,820         622,371         528,085         383,540          44,910
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
       13,031,298       2,117,975       1,474,401         916,108         730,750         743,861      13,665,451
      (12,178,544)     (1,820,198)     (1,186,551)       (884,122)       (775,323)       (736,993)    (17,227,961)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          852,754         297,777         287,850          31,986         (44,573)          6,868      (3,562,510)
        1,903,612       1,029,801              --              --              --             553              --
       (3,037,243)      2,085,051       1,329,416         236,466         240,360        (531,346)    (10,785,710)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
         (280,877)      3,412,629       1,617,266         268,452         195,787        (523,925)    (14,348,220)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $      67,431   $   3,640,074   $   1,789,086   $     890,823   $     723,872   $    (140,385)  $ (14,303,310)
    =============   =============   =============   =============   =============   =============   =============

              MAINSTAY VP
           GROWTH EQUITY
     -----------------------------
         2000            1999
    ---------------------------------------------------------------------------
     $     438,876   $     340,542
          (500,312)       (342,165)
     -------------   -------------
           (61,436)         (1,623)
     -------------   -------------
        60,660,721       9,199,644
       (50,764,425)     (5,816,498)
     -------------   -------------
         9,896,296       3,383,146
         7,013,106       5,714,804
       (20,170,835)      4,351,297
     -------------   -------------
        (3,261,433)     13,449,247
     -------------   -------------
     $  (3,322,869)  $  13,447,624
     =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2001,
December 31, 2000 and December 31, 1999

                                                                                     MAINSTAY VP     MAINSTAY VP
                                                     MAINSTAY VP                      SMALL CAP        EQUITY
                                                   INDEXED EQUITY                      GROWTH          INCOME
                                    ---------------------------------------------   -------------   -------------
                                        2001            2000            1999           2001(B)         2001(B)
                                    -----------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................  $   1,592,480   $   1,332,428   $   1,094,708   $         --    $      32,759
  Mortality and expense risk and
    administrative charges........       (948,267)       (910,829)       (625,794)       (16,717)         (18,742)
                                    -------------   -------------   -------------   -------------   -------------
      Net investment income
        (loss)....................        644,213         421,599         468,914        (16,717)          14,017
                                    -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments...................    425,449,927     412,452,055     237,429,723        946,337           44,782
  Cost of investments sold........   (456,040,512)   (408,632,602)   (223,788,302)      (922,836)         (47,554)
                                    -------------   -------------   -------------   -------------   -------------
      Net realized gain (loss) on
        investments...............    (30,590,585)      3,819,453      13,641,421         23,501           (2,772)
  Realized gain distribution
    received......................      1,591,707       2,520,131       1,618,939             --               --
  Change in unrealized
    appreciation (depreciation) on
    investments...................     10,974,211     (19,469,287)        734,879       (209,715)         (11,626)
                                    -------------   -------------   -------------   -------------   -------------
      Net gain (loss) on
        investments...............    (18,024,667)    (13,129,703)     15,995,239       (186,214)         (14,398)
                                    -------------   -------------   -------------   -------------   -------------
        Net increase (decrease) in
          net assets resulting
          from operations.........  $ (17,380,454)  $ (12,708,104)  $  16,464,153   $   (202,931)   $        (381)
                                    =============   =============   =============   =============   =============

                                                  MAINSTAY VP
                                                  EAGLE ASSET
                                                  MANAGEMENT                                  ALGER AMERICAN
                                                 GROWTH EQUITY                             SMALL CAPITALIZATION
                                    ---------------------------------------   -----------------------------------------------
                                        2001           2000        1999(A)         2001             2000            1999
                                    ------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................  $         --   $         --   $      --   $         7,426   $          --   $          --
  Mortality and expense risk and
    administrative charges........       (41,848)       (10,708)        (12)         (142,793)       (147,767)        (64,998)
                                    ------------   ------------   ---------   ---------------   -------------   -------------
      Net investment income
        (loss)....................       (41,848)       (10,708)        (12)         (135,367)       (147,767)        (64,998)
                                    ------------   ------------   ---------   ---------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments...................     1,337,120        292,682       2,538     1,055,592,563     849,130,920     309,989,456
  Cost of investments sold........    (2,048,424)      (304,012)     (1,944)   (1,060,804,696)   (855,366,930)   (306,259,435)
                                    ------------   ------------   ---------   ---------------   -------------   -------------
      Net realized gain (loss) on
        investments...............      (711,304)       (11,330)        594        (5,212,133)     (6,236,010)      3,730,021
  Realized gain distribution
    received......................            --        356,962       1,080                --       5,671,948         735,842
  Change in unrealized
    appreciation (depreciation) on
    investments...................      (354,153)    (1,236,555)      2,499           161,884        (221,455)        212,328
                                    ------------   ------------   ---------   ---------------   -------------   -------------
      Net gain (loss) on
        investments...............    (1,065,457)      (890,923)      4,173        (5,050,249)       (785,517)      4,678,191
                                    ------------   ------------   ---------   ---------------   -------------   -------------
        Net increase (decrease) in
          net assets resulting
          from operations.........  $ (1,107,305)  $   (901,631)  $   4,161   $    (5,185,616)  $    (933,284)  $   4,613,193
                                    ============   ============   =========   ===============   =============   =============

Not all investment divisions are available under all policies.

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

     MAINSTAY VP     MAINSTAY VP                     MAINSTAY VP                                     MAINSTAY VP
       MID CAP         MID CAP                    AMERICAN CENTURY                                  DREYFUS LARGE
       GROWTH           CORE                       INCOME & GROWTH                                  COMPANY VALUE
    -------------   -------------   ---------------------------------------------   ---------------------------------------------
       2001(B)         2001(B)          2001            2000           1999(A)          2001            2000           1999(A)
    -----------------------------------------------------------------------------------------------------------------
    $         --    $      8,025    $      19,209   $       7,375   $         221   $      18,539   $       4,077   $         156
         (16,051)        (16,397)          (9,531)         (2,977)            (18)         (9,100)         (1,239)             (8)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
         (16,051)         (8,372)           9,678           4,398             203           9,439           2,838             148
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          36,491          24,948          171,812          76,261           6,414          93,372          49,336             798
         (40,448)        (27,322)        (199,809)        (79,913)         (6,273)        (97,705)        (48,934)           (771)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
          (3,957)         (2,374)         (27,997)         (3,652)            141          (4,333)            402              27
              --              --               --             405              --          45,510          10,180              --
        (392,959)       (291,492)        (106,440)        (84,130)          1,020         (74,184)         15,145             198
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        (396,916)       (293,866)        (134,437)        (87,377)          1,161         (33,007)         25,727             225
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $   (412,967)   $   (302,238)   $    (124,759)  $     (82,979)  $       1,364   $     (23,568)  $      28,565   $         373
    =============   =============   =============   =============   =============   =============   =============   =============

                                                                      FIDELITY                        FIDELITY
                                                                         VIP                             VIP
                       CALVERT                                      CONTRAFUND(R)                   EQUITY-INCOME
                   SOCIAL BALANCED                                 (INITIAL CLASS)                  (INITIAL CLASS)
    ---------------------------------------------   ---------------------------------------------   -------------
        2001            2000            1999            2001            2000            1999            2001
    -------------------------------------------------------------------------------------------------------------
    $      82,598   $      28,259   $      21,450   $     381,779   $     134,244   $      91,179   $     311,101
          (11,720)         (8,941)         (4,964)       (349,220)       (305,653)       (176,020)       (149,239)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
           70,878          19,318          16,486          32,559        (171,409)        (84,841)        161,862
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          372,819          76,598          80,603       4,294,611      20,009,862         828,229     197,388,306
         (417,304)        (77,264)        (76,785)     (5,350,570)    (16,120,683)       (545,722)   (197,441,529)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          (44,485)           (666)          3,818      (1,055,959)      3,889,179         282,507         (53,223)
           40,242          49,890          73,487       1,347,453       4,873,050         668,643         874,045
         (203,088)       (132,226)           (346)     (7,193,941)    (12,046,353)      5,142,920      (2,111,253)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
         (207,331)        (83,002)         76,959      (6,902,447)     (3,284,124)      6,094,070      (1,290,431)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $    (136,453)  $     (63,684)  $      93,445   $  (6,869,888)  $  (3,455,533)  $   6,009,229   $  (1,128,569)
    =============   =============   =============   =============   =============   =============   =============

               FIDELITY
                  VIP
           EQUITY-INCOME
          (INITIAL CLASS)
     -----------------------------
         2000            1999
     -----------------------------
     $     221,584   $     130,390
          (109,319)        (74,391)
     -------------   -------------
           112,265          55,999
     -------------   -------------
       178,562,869       1,148,237
      (177,714,303)     (1,035,736)
     -------------   -------------
           848,566         112,501
           834,803         288,230
           201,856            (219)
     -------------   -------------
         1,885,225         400,512
     -------------   -------------
     $   1,997,490   $     456,511
     =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2001,
December 31, 2000 and December 31, 1999

                                 FIDELITY          FIDELITY          FIDELITY
                                  VIP II              VIP               VIP                          JANUS ASPEN
                                 INDEX 500          GROWTH            MID CAP                          SERIES
                              (INITIAL CLASS)   (INITIAL CLASS)   (INITIAL CLASS)                     BALANCED
                              ---------------   ---------------   ---------------   ---------------------------------------------
                                  2001(C)           2001(C)           2001(C)           2001            2000            1999
                              -------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........   $          --     $          --     $          --    $   1,537,192   $   1,011,582   $     376,018
  Mortality and expense risk
    and administrative
    charges.................              --                --                --         (333,604)       (227,346)        (91,838)
                               -------------     -------------     -------------    -------------   -------------   -------------
      Net investment income
        (loss)..............              --                --                --        1,203,588         784,236         284,180
                               -------------     -------------     -------------    -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments.............             879             1,038            13,067        2,107,038         852,655         600,921
  Cost of investments
    sold....................            (938)           (1,124)          (13,239)      (1,893,573)       (597,352)       (420,980)
                               -------------     -------------     -------------    -------------   -------------   -------------
      Net realized gain
        (loss) on
        investments.........             (59)              (86)             (172)         213,465         255,303         179,941
  Realized gain distribution
    received................              --                --                --               --       2,977,321              --
  Change in unrealized
    appreciation
    (depreciation) on
    investments.............            (949)           (3,797)           11,024       (4,047,701)     (5,243,236)      3,014,831
                               -------------     -------------     -------------    -------------   -------------   -------------
      Net gain (loss) on
        investments.........          (1,008)           (3,883)           10,852       (3,834,236)     (2,010,612)      3,194,772
                               -------------     -------------     -------------    -------------   -------------   -------------
        Net increase
          (decrease) in net
          assets resulting
          from operations...   $      (1,008)    $      (3,883)    $      10,852    $  (2,630,648)  $  (1,226,376)  $   3,478,952
                               =============     =============     =============    =============   =============   =============

                                                                                       DREYFUS IP        NEUBERGER
                                                                                       TECHNOLOGY       BERMAN AMT
                                                    T. ROWE PRICE                        GROWTH           MID-CAP
                                                    EQUITY INCOME                   (INITIAL SERIES)      GROWTH
                                    ---------------------------------------------   ----------------   -------------
                                        2001            2000           1999(A)          2001(B)           2001(C)
                                    --------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................  $      50,418   $       7,402   $         249    $          --     $          --
  Mortality and expense risk and
    administrative charges........        (16,265)         (1,618)             (3)            (401)               --
                                    -------------   -------------   -------------    -------------     -------------
      Net investment income
        (loss)....................         34,153           5,784             246             (401)               --
                                    -------------   -------------   -------------    -------------     -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments...................        279,048          87,941             746            5,242                74
  Cost of investments sold........       (272,857)        (89,684)           (735)          (6,426)              (67)
                                    -------------   -------------   -------------    -------------     -------------
      Net realized gain (loss) on
        investments...............          6,191          (1,743)             11           (1,184)                7
  Realized gain distribution
    received......................         71,721          29,365           1,944               --                --
  Change in unrealized
    appreciation (depreciation) on
    investments...................        (33,151)         37,796          (1,551)          24,974               584
                                    -------------   -------------   -------------    -------------     -------------
      Net gain (loss) on
        investments...............         44,761          65,418             404           23,790               591
                                    -------------   -------------   -------------    -------------     -------------
        Net increase (decrease) in
          net assets resulting
          from operations.........  $      78,914   $      71,202   $         650    $      23,389     $         591
                                    =============   =============   =============    =============     =============

Not all investment divisions are available under all policies.

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                     JANUS ASPEN                       JANUS ASPEN         MFS(R)
                       SERIES                            SERIES           INVESTORS
                  WORLDWIDE GROWTH                  AGGRESSIVE GROWTH   TRUST SERIES
    ---------------------------------------------   -----------------   -------------
        2001            2000            1999             2001(C)           2001(C)
    ---------------------------------------------------------------------------------
    $     383,604   $     325,880   $      53,187     $          --     $          --
         (472,754)       (483,593)       (220,680)               --                --
    -------------   -------------   -------------     -------------     -------------
          (89,150)       (157,713)       (167,493)               --                --
    -------------   -------------   -------------     -------------     -------------
        3,281,426      14,428,724     189,862,953                62               522
       (4,423,080)    (12,549,388)   (174,195,638)              (59)             (541)
    -------------   -------------   -------------     -------------     -------------
       (1,141,654)      1,879,336      15,667,315                 3               (19)
               --       5,751,966              --                --                --
      (17,719,688)    (21,766,087)      4,604,576                74              (177)
    -------------   -------------   -------------     -------------     -------------
      (18,861,342)    (14,134,785)     20,271,891                77              (196)
    -------------   -------------   -------------     -------------     -------------
    $ (18,950,492)  $ (14,292,498)  $  20,104,398     $          77     $        (196)
    =============   =============   =============     =============     =============


                    MORGAN STANLEY
                          UIF
                EMERGING MARKETS EQUITY
     ---------------------------------------------
         2001            2000            1999
    ---------------------------------------------------------------------------------   --------------------------------------------
-
     $          --   $          --   $         760
           (49,648)        (55,716)        (24,825)
     -------------   -------------   -------------
           (49,648)        (55,716)        (24,065)
     -------------   -------------   -------------
         2,525,624       2,064,292         638,675
        (3,830,803)     (1,640,102)       (817,984)
     -------------   -------------   -------------
        (1,305,179)        424,190        (179,309)
                --       1,173,803              --
           908,225      (5,692,107)      3,006,590
     -------------   -------------   -------------
          (396,954)     (4,094,114)      2,827,281
     -------------   -------------   -------------
     $    (446,602)  $  (4,149,830)  $   2,803,216
     =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001,
December 31, 2000 and December 31, 1999


                                                         MAINSTAY VP                                  MAINSTAY VP
                                                     CAPITAL APPRECIATION                           CASH MANAGEMENT
                                          ------------------------------------------   ------------------------------------------
                                              2001           2000           1999           2001           2000           1999
                                          ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........  $ (1,238,534)  $ (1,764,082)  $ (1,325,374)  $  1,145,398   $  1,397,031   $    883,422
    Net realized gain (loss) on
      investments.......................   (79,591,610)    15,332,570     47,122,361             61             41           (123)
    Realized gain distribution
      received..........................            --     16,627,986      9,212,178            178             --              8
    Change in unrealized appreciation
      (depreciation) on investments.....    22,344,552    (61,221,668)    (9,158,970)            (9)           (16)           107
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in net
        assets resulting from
        operations......................   (58,485,592)   (31,025,194)    45,850,195      1,145,628      1,397,056        883,414
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Payments received from
      policyowners......................    70,231,143     63,639,970     55,159,677     13,398,593     19,121,161     64,486,957
    Cost of insurance...................   (23,768,439)   (25,385,609)   (18,814,467)    (2,264,699)    (1,786,259)    (2,584,763)
    Policyowners' surrenders............    (9,399,017)   (11,881,084)    (8,083,942)    (2,784,676)      (717,997)      (491,187)
    Net transfers from (to) Fixed
      Account...........................       628,217      3,274,033     (4,927,532)    10,088,200      6,883,757       (381,185)
    Transfers between Investment
      Divisions.........................    (5,299,560)    (4,806,843)    15,795,045     (4,630,171)    (3,616,525)   (53,599,684)
    Policyowners' death benefits........      (356,053)      (323,735)      (227,269)       (42,574)        (4,196)          (188)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net contributions and
        (withdrawals)...................    32,036,291     24,516,732     38,901,512     13,764,673     19,879,941      7,429,950
                                          ------------   ------------   ------------   ------------   ------------   ------------
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account...........................        38,824         84,161        (57,448)        (1,738)        (2,088)        (1,253)
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Increase (decrease) in net
          assets........................   (26,410,477)    (6,424,301)    84,694,259     14,908,563     21,274,909      8,312,111
NET ASSETS:
    Beginning of year...................   241,406,294    247,830,595    163,136,336     43,992,904     22,717,995     14,405,884
                                          ------------   ------------   ------------   ------------   ------------   ------------
    End of year.........................  $214,995,817   $241,406,294   $247,830,595   $ 58,901,467   $ 43,992,904   $ 22,717,995
                                          ============   ============   ============   ============   ============   ============

                                                         MAINSTAY VP                                  MAINSTAY VP
                                                     INTERNATIONAL EQUITY                             TOTAL RETURN
                                          ------------------------------------------   ------------------------------------------
                                              2001           2000           1999           2001           2000           1999
                                          ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........  $     44,168   $      4,400   $    (14,858)  $    960,965   $    696,140   $    517,293
    Net realized gain (loss) on
      investments.......................    (1,513,171)         7,207         92,808        502,968      1,273,442        937,588
    Realized gain distribution
      received..........................        18,355        372,308        133,262         69,277      4,081,375      1,305,271
    Change in unrealized appreciation
      (depreciation) on investments.....       524,384     (1,618,834)     1,140,110     (7,297,090)    (8,653,054)     3,737,718
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in net
        assets resulting from
        operations......................      (926,264)    (1,234,919)     1,351,322     (5,763,880)    (2,602,097)     6,497,870
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Payments received from
      policyowners......................     1,840,469      1,810,980      1,598,744     13,560,124     11,327,552     10,858,597
    Cost of insurance...................      (628,007)      (637,045)      (503,092)    (4,999,775)    (4,759,211)    (3,741,166)
    Policyowners' surrenders............      (226,059)      (213,106)      (162,868)    (2,048,263)    (2,100,541)    (1,584,812)
    Net transfers from (to) Fixed
      Account...........................         2,878        107,059       (187,961)       758,511        (14,149)      (909,132)
    Transfers between Investment
      Divisions.........................      (477,959)       547,907        328,106       (412,182)      (878,854)     1,510,064
    Policyowners' death benefits........       (23,593)        (8,266)       (86,667)       (64,295)       (84,625)       (29,909)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net contributions and
        (withdrawals)...................       487,729      1,607,529        986,262      6,794,120      3,490,172      6,103,642
                                          ------------   ------------   ------------   ------------   ------------   ------------
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account...........................           836          2,142         (1,636)         2,311          8,738         (8,421)
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Increase (decrease) in net
          assets........................      (437,699)       374,752      2,335,948      1,032,551        896,813     12,593,091
NET ASSETS:
    Beginning of year...................     6,899,816      6,525,064      4,189,116     49,174,611     48,277,798     35,684,707
                                          ------------   ------------   ------------   ------------   ------------   ------------
    End of year.........................  $  6,462,117   $  6,899,816   $  6,525,064   $ 50,207,162   $ 49,174,611   $ 48,277,798
                                          ============   ============   ============   ============   ============   ============

Not all investment divisions are available under all policies.
(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                              MAINSTAY VP
                   MAINSTAY VP                                  MAINSTAY VP                    HIGH YIELD
                   CONVERTIBLE                                   GOVERNMENT                   CORPORATE BOND
    ------------------------------------------   ------------------------------------------   ------------
        2001           2000           1999           2001           2000           1999           2001
    ------------------------------------------------------------------------------------------------------
    $    439,260   $    234,755   $     95,918   $    369,814   $    223,124   $    162,161   $  3,851,627
         (54,324)        36,007         25,744         28,606        (89,777)         8,370       (599,461)
              --        442,403        333,649             --             --             --             --
        (636,724)    (1,249,434)       406,847        (26,980)       285,580       (259,370)    (2,048,649)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (251,788)      (536,269)       862,158        371,440        418,927        (88,839)     1,203,517
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       5,301,842      2,371,086        867,144      4,136,139      1,007,419      1,020,933      9,114,697
      (1,423,523)      (698,982)      (271,355)      (590,750)      (386,136)      (338,961)    (3,371,265)
        (294,685)       (84,573)       (86,364)      (415,151)      (115,380)      (132,107)    (1,377,336)
       2,098,718      2,056,898        (11,682)     1,103,026         88,771        (38,557)     1,580,803
       1,241,107      1,038,226        250,099      1,541,914       (249,020)      (307,986)       569,947
          (9,761)       (13,579)          (739)        (2,817)       (10,543)          (367)      (136,115)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       6,913,698      4,669,076        747,103      5,772,361        335,111        202,955      6,380,731
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
            (522)           789         (1,036)          (485)          (643)            47           (903)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       6,661,388      4,133,596      1,608,225      6,143,316        753,395        114,163      7,583,345
       7,506,804      3,373,208      1,764,983      4,318,062      3,564,667      3,450,504     27,758,804
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 14,168,192   $  7,506,804   $  3,373,208   $ 10,461,378   $  4,318,062   $  3,564,667   $ 35,342,149
    ============   ============   ============   ============   ============   ============   ============

             MAINSTAY VP
             HIGH YIELD
         CORPORATE BOND
     ---------------------------
         2000           1999
     ---------------------------
     $  3,532,181   $  2,758,881
         (188,821)        22,103
            1,263        499,619
       (5,292,927)      (818,497)
     ------------   ------------
       (1,948,304)     2,462,106
     ------------   ------------
        8,530,403      8,302,753
       (2,962,861)    (2,619,979)
       (1,024,557)      (944,952)
          199,764       (456,296)
         (774,342)       412,072
         (199,755)       (18,566)
     ------------   ------------
        3,768,652      4,675,032
     ------------   ------------
            2,341         (3,665)
     ------------   ------------
        1,822,689      7,133,473
       25,936,115     18,802,642
     ------------   ------------
     $ 27,758,804   $ 25,936,115
     ============   ============

                   MAINSTAY VP                                  MAINSTAY VP                   MAINSTAY VP
                      VALUE                                         BOND                      GROWTH EQUITY
    ------------------------------------------   ------------------------------------------   ------------
        2001           2000           1999           2001           2000           1999           2001
    ------------------------------------------------------------------------------------------------------
    $    348,308   $    227,445   $    171,820   $    622,371   $    528,085   $    383,540   $     44,910
         852,754        297,777        287,850         31,986        (44,573)         6,868     (3,562,510)
       1,903,612      1,029,801             --             --             --            553             --
      (3,037,243)     2,085,051      1,329,416        236,466        240,360       (531,346)   (10,785,710)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
          67,431      3,640,074      1,789,086        890,823        723,872       (140,385)   (14,303,310)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
      11,058,155      8,959,068      9,785,258      3,094,486      2,175,315      2,187,714     24,222,605
      (4,049,417)    (3,165,815)    (3,051,256)    (1,127,337)      (791,398)      (693,353)    (7,771,273)
      (1,668,501)    (1,415,116)    (1,034,284)      (614,735)      (341,061)      (278,012)    (3,693,159)
       1,327,277       (371,652)      (470,194)       889,457        237,435       (106,081)     2,808,691
       2,835,675     (1,419,808)      (339,100)     3,710,951        102,871        244,474     (1,608,763)
         (62,442)       (32,221)      (111,844)        (7,045)        (5,591)        (7,364)       (99,011)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       9,440,747      2,554,456      4,778,580      5,945,777      1,377,571      1,347,378     13,859,090
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (2,870)        (2,639)        (1,483)        (1,360)        (1,132)            71          9,997
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       9,505,308      6,191,891      6,566,183      6,835,240      2,100,311      1,207,064       (434,223)
      34,452,559     28,260,668     21,694,485      9,222,890      7,122,579      5,915,515     77,107,186
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 43,957,867   $ 34,452,559   $ 28,260,668   $ 16,058,130   $  9,222,890   $  7,122,579   $ 76,672,963
    ============   ============   ============   ============   ============   ============   ============

             MAINSTAY VP
          GROWTH EQUITY
     ---------------------------
         2000           1999
     ---------------------------
     $    (61,436)  $     (1,623)
        9,896,296      3,383,146
        7,013,106      5,714,804
      (20,170,835)     4,351,297
     ------------   ------------
       (3,322,869)    13,447,624
     ------------   ------------
       20,333,503     15,546,512
       (7,313,516)    (5,033,902)
       (2,540,156)    (1,962,772)
        3,097,658       (995,672)
        2,624,664      3,855,951
          (50,858)       (49,043)
     ------------   ------------
       16,151,295     11,361,074
     ------------   ------------
           15,246        (18,194)
     ------------   ------------
       12,843,672     24,790,504
       64,263,514     39,473,010
     ------------   ------------
     $ 77,107,186   $ 64,263,514
     ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2001,
December 31, 2000 and December 31, 1999

                                                                                      MAINSTAY VP    MAINSTAY VP
                                                        MAINSTAY VP                    SMALL CAP        EQUITY
                                                       INDEXED EQUITY                    GROWTH         INCOME
                                         ------------------------------------------   ------------   ------------
                                             2001           2000           1999         2001(B)        2001(B)
                                         ------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).......  $    644,213   $    421,599   $    468,914   $   (16,717)   $     14,017
    Net realized gain (loss) on
      investments......................   (30,590,585)     3,819,453     13,641,421        23,501          (2,772)
    Realized gain distribution
      received.........................     1,591,707      2,520,131      1,618,939            --              --
    Change in unrealized appreciation
      (depreciation) on investments....    10,974,211    (19,469,287)       734,879      (209,715)        (11,626)
                                         ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in net
        assets resulting from
        operations.....................   (17,380,454)   (12,708,104)    16,464,153      (202,931)           (381)
                                         ------------   ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Net Asset Contributions of New York
      Life Insurance and Annuity
      Corporation......................            --             --             --     5,000,000       5,000,000
    Payments received from
      policyowners.....................    51,695,550     45,918,282     38,307,020       148,766         441,023
    Cost of insurance..................   (16,044,133)   (15,506,866)   (11,332,970)      (27,131)        (52,717)
    Policyowners' surrenders...........    (5,149,292)    (5,242,277)    (3,449,613)       (2,775)         (3,025)
    Net transfers from (to) Fixed
      Account..........................     4,164,925      6,085,656     (1,221,342)      154,581         386,565
    Transfers between Investment
      Divisions........................      (943,270)    (4,322,651)     8,893,653       419,228         810,998
    Policyowners' death benefits.......      (179,650)      (217,686)       (69,949)           --              --
                                         ------------   ------------   ------------   ------------   ------------
      Net contributions and
        (withdrawals)..................    33,544,130     26,714,458     31,126,799     5,692,669       6,582,844
                                         ------------   ------------   ------------   ------------   ------------
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account..........................         3,085         31,443        (21,057)         (280)           (124)
                                         ------------   ------------   ------------   ------------   ------------
        Increase (decrease) in net
          assets.......................    16,166,761     14,037,797     47,569,895     5,489,458       6,582,339
NET ASSETS:
    Beginning of year..................   134,922,943    120,885,146     73,315,251            --              --
                                         ------------   ------------   ------------   ------------   ------------
    End of year........................  $151,089,704   $134,922,943   $120,885,146   $ 5,489,458    $  6,582,339
                                         ============   ============   ============   ============   ============

                                                        MAINSTAY VP
                                                        EAGLE ASSET                                 ALGER AMERICAN
                                                  MANAGEMENT GROWTH EQUITY                       SMALL CAPITALIZATION
                                         ------------------------------------------   ------------------------------------------
                                             2001           2000         1999(A)          2001           2000           1999
                                         -------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).......  $    (41,848)  $    (10,708)  $        (12)  $   (135,367)  $   (147,767)  $    (64,998)
    Net realized gain (loss) on
      investments......................      (711,304)       (11,330)           594     (5,212,133)    (6,236,010)     3,730,021
    Realized gain distribution
      received.........................            --        356,962          1,080             --      5,671,948        735,842
    Change in unrealized appreciation
      (depreciation) on investments....      (354,153)    (1,236,555)         2,499        161,884       (221,455)       212,328
                                         ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in net
        assets resulting from
        operations.....................    (1,107,305)      (901,631)         4,161     (5,185,616)      (933,284)     4,613,193
                                         ------------   ------------   ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Payments received from
      policyowners.....................     5,489,715      2,135,472          3,878      7,982,490      6,020,035      3,734,375
    Cost of insurance..................    (1,396,232)      (418,994)        (1,165)    (2,033,213)    (1,898,161)    (1,014,165)
    Policyowners' surrenders...........      (259,049)       (17,546)            --       (697,920)      (436,008)      (171,665)
    Net transfers from (to) Fixed
      Account..........................     1,547,499      1,999,194        128,805        453,871      4,728,964        (94,044)
    Transfers between Investment
      Divisions........................       735,529      2,164,238             --       (137,272)    (8,291,681)     4,697,824
    Policyowners' death benefits.......       (10,220)          (780)            --         (7,427)        (9,820)       (30,619)
                                         ------------   ------------   ------------   ------------   ------------   ------------
      Net contributions and
        (withdrawals)..................     6,107,242      5,861,584        131,518      5,560,529        113,329      7,121,706
                                         ------------   ------------   ------------   ------------   ------------   ------------
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account..........................           164            772             (1)         5,040         14,063         (5,174)
                                         ------------   ------------   ------------   ------------   ------------   ------------
        Increase (decrease) in net
          assets.......................     5,000,101      4,960,725        135,678        379,953       (805,892)    11,729,725
NET ASSETS:
    Beginning of year..................     5,096,403        135,678             --     15,916,958     16,722,850      4,993,125
                                         ------------   ------------   ------------   ------------   ------------   ------------
    End of year........................  $ 10,096,504   $  5,096,403   $    135,678   $ 16,296,911   $ 15,916,958   $ 16,722,850
                                         ============   ============   ============   ============   ============   ============

Not all investment divisions are available under all policies.

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

    MAINSTAY VP    MAINSTAY VP                   MAINSTAY VP                                  MAINSTAY VP
      MID CAP        MID CAP                   AMERICAN CENTURY                              DREYFUS LARGE
       GROWTH          CORE                    INCOME & GROWTH                               COMPANY VALUE
    ------------   ------------   ------------------------------------------   ------------------------------------------
      2001(B)        2001(B)          2001           2000         1999(A)          2001           2000         1999(A)
    ---------------------------------------------------------------------------------------------------------------------
    $   (16,051)   $    (8,372)   $      9,678   $      4,398   $        203   $      9,439   $      2,838   $        148
         (3,957)        (2,374)        (27,997)        (3,652)           141         (4,333)           402             27
             --             --              --            405             --         45,510         10,180             --
       (392,959)      (291,492)       (106,440)       (84,130)         1,020        (74,184)        15,145            198
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       (412,967)      (302,238)       (124,759)       (82,979)         1,364        (23,568)        28,565            373
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      5,000,000      5,000,000              --             --             --             --             --             --
        131,700         54,866       1,049,073        473,648          9,386      1,342,060        347,052          7,985
        (21,645)       (10,125)       (248,190)      (102,863)        (1,571)      (300,251)       (81,956)        (1,534)
         (1,021)        (1,211)        (58,124)       (22,141)            --        (47,905)        (8,519)          (657)
        141,999        160,569         365,537        433,657         26,125        615,530        249,189         14,857
        236,044         90,228         248,428        402,829            587        473,023         77,572             --
             --             --          (1,408)          (817)            --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      5,487,077      5,294,327       1,355,316      1,184,313         34,527      2,082,457        583,338         20,651
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
            (37)            71             (20)            88             (1)           (64)           (21)            --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      5,074,073      4,992,160       1,230,537      1,101,422         35,890      2,058,825        611,882         21,024
             --             --       1,137,312         35,890             --        632,906         21,024             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 5,074,073    $ 4,992,160    $  2,367,849   $  1,137,312   $     35,890   $  2,691,731   $    632,906   $     21,024
    ============   ============   ============   ============   ============   ============   ============   ============

                                                                FIDELITY VIP
                     CALVERT                                   CONTRAFUND(R)
                 SOCIAL BALANCED                              (INITIAL CLASS)
    ------------------------------------------   ------------------------------------------
        2001           2000           1999           2001           2000           1999
    ---------------------------------------------------------------------------------------
    $     70,878   $     19,318   $     16,486   $     32,559   $   (171,409)  $    (84,841)
         (44,485)          (666)         3,818     (1,055,959)     3,889,179        282,507
          40,242         49,890         73,487      1,347,453      4,873,050        668,643
        (203,088)      (132,226)          (346)    (7,193,941)   (12,046,353)     5,142,920
    ------------   ------------   ------------   ------------   ------------   ------------
        (136,453)       (63,684)        93,445     (6,869,888)    (3,455,533)     6,009,229
    ------------   ------------   ------------   ------------   ------------   ------------
         810,573        569,505        316,514     22,571,147     19,471,775     13,026,887
        (235,311)      (180,046)      (111,360)    (6,517,305)    (5,898,714)    (3,705,244)
         (87,641)       (27,883)       (35,089)    (2,275,513)    (1,376,670)      (667,893)
         174,991        243,739         (5,479)     1,507,180      3,667,379       (343,741)
          13,936        114,609        283,964        (47,574)     1,655,700      5,534,689
              --             --             --        (78,399)       (69,599)       (52,911)
    ------------   ------------   ------------   ------------   ------------   ------------
         676,548        719,924        448,550     15,159,536     17,449,871     13,791,787
    ------------   ------------   ------------   ------------   ------------   ------------
              28            185           (106)         4,085          9,550         (7,286)
    ------------   ------------   ------------   ------------   ------------   ------------
         540,123        656,425        541,889      8,293,733     14,003,888     19,793,730
       1,648,066        991,641        449,752     51,484,406     37,480,518     17,686,788
    ------------   ------------   ------------   ------------   ------------   ------------
    $  2,188,189   $  1,648,066   $    991,641   $ 59,778,139   $ 51,484,406   $ 37,480,518
    ============   ============   ============   ============   ============   ============

                    FIDELITY VIP
                   EQUITY-INCOME
                  (INITIAL CLASS)
     ------------------------------------------
         2001           2000           1999
     ------------------------------------------
     $    161,862   $    112,265   $     55,999
          (53,223)       848,566        112,501
          874,045        834,803        288,230
       (2,111,253)       201,856           (219)
     ------------   ------------   ------------
       (1,128,569)     1,997,490        456,511
     ------------   ------------   ------------
        7,629,717      7,000,808      4,956,313
       (2,336,216)    (1,797,599)    (1,482,147)
         (949,014)      (431,932)      (286,960)
        1,281,699      1,089,705         53,981
        1,003,878     (2,764,776)     1,108,674
          (42,727)        (4,161)       (17,479)
     ------------   ------------   ------------
        6,587,337      3,092,045      4,332,382
     ------------   ------------   ------------
               (8)          (801)          (603)
     ------------   ------------   ------------
        5,458,760      5,088,734      4,788,290
       18,183,327     13,094,593      8,306,303
     ------------   ------------   ------------
     $ 23,642,087   $ 18,183,327   $ 13,094,593
     ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2001,
December 31, 2000 and December 31, 1999

                                            FIDELITY          FIDELITY          FIDELITY
                                               VIP               VIP               VIP                 JANUS ASPEN
                                            INDEX 500          GROWTH            MID CAP                 SERIES
                                         (INITIAL CLASS)   (INITIAL CLASS)   (INITIAL CLASS)            BALANCED
                                         ---------------   ---------------   ---------------   ---------------------------
                                             2001(C)           2001(C)           2001(C)           2001           2000
                                         -------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).......   $         --      $         --      $         --     $  1,203,588   $    784,236
    Net realized gain (loss) on
      investments......................            (59)              (86)             (172)         213,465        255,303
    Realized gain distribution
      received.........................             --                --                --               --      2,977,321
    Change in unrealized appreciation
      (depreciation) on investments....           (949)           (3,797)           11,024       (4,047,701)    (5,243,236)
                                          ------------      ------------      ------------     ------------   ------------
      Net increase (decrease) in net
        assets resulting from
        operations.....................         (1,008)           (3,883)           10,852       (2,630,648)    (1,226,376)
                                          ------------      ------------      ------------     ------------   ------------
  Contributions and (Withdrawals):
    Payments received from
      policyowners.....................         15,678                --            14,137       25,078,914     17,040,246
    Cost of insurance..................         (1,151)           (1,513)           (2,399)      (6,905,174)    (5,079,851)
    Policyowners' surrenders...........             --                --                --       (2,005,767)      (881,923)
    Net transfers from (to) Fixed
      Account..........................             --                --              (100)       5,144,445      7,659,002
    Transfers between Investment
      Divisions........................         88,873           155,527           321,470         (215,828)     3,404,063
    Policyowners' death benefits.......             --                --                --          (60,360)       (44,915)
                                          ------------      ------------      ------------     ------------   ------------
      Net contributions and
        (withdrawals)..................        103,400           154,014           333,108       21,036,230     22,096,622
                                          ------------      ------------      ------------     ------------   ------------
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account..........................             --                --                --             (185)         3,117
                                          ------------      ------------      ------------     ------------   ------------
        Increase (decrease) in net
          assets.......................        102,392           150,131           343,960       18,405,397     20,873,363
NET ASSETS:
    Beginning of year..................             --                --                --       44,309,581     23,436,218
                                          ------------      ------------      ------------     ------------   ------------
    End of year........................   $    102,392      $    150,131      $    343,960     $ 62,714,978   $ 44,309,581
                                          ============      ============      ============     ============   ============


                                         JANUS ASPEN
                                            SERIES
                                           BALANCED
                                         ------------
                                             1999
                                         -------------------------------------------------------------------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).......  $    284,180
    Net realized gain (loss) on
      investments......................       179,941
    Realized gain distribution
      received.........................            --
    Change in unrealized appreciation
      (depreciation) on investments....     3,014,831
                                         ------------
      Net increase (decrease) in net
        assets resulting from
        operations.....................     3,478,952
                                         ------------
  Contributions and (Withdrawals):
    Payments received from
      policyowners.....................     7,857,797
    Cost of insurance..................    (1,990,257)
    Policyowners' surrenders...........      (263,420)
    Net transfers from (to) Fixed
      Account..........................       542,842
    Transfers between Investment
      Divisions........................     7,429,452
    Policyowners' death benefits.......       (11,226)
                                         ------------
      Net contributions and
        (withdrawals)..................    13,565,188
                                         ------------
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account..........................        (4,490)
                                         ------------
        Increase (decrease) in net
          assets.......................    17,039,650
NET ASSETS:
    Beginning of year..................     6,396,568
                                         ------------
    End of year........................  $ 23,436,218
                                         ============

                                                                                         DREYFUS IP       NEUBERGER
                                                                                         TECHNOLOGY       BERMAN AMT
                                                       T. ROWE PRICE                       GROWTH          MID-CAP
                                                       EQUITY INCOME                  (INITIAL SERIES)      GROWTH
                                         ------------------------------------------   ----------------   ------------
                                             2001           2000         1999(A)          2001(B)          2001(C)
                                         ----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).......  $     34,153   $      5,784   $        246     $       (401)    $         --
    Net realized gain (loss) on
      investments......................         6,191         (1,743)            11           (1,184)               7
    Realized gain distribution
      received.........................        71,721         29,365          1,944               --               --
    Change in unrealized appreciation
      (depreciation) on investments....       (33,151)        37,796         (1,551)          24,974              584
                                         ------------   ------------   ------------     ------------     ------------
      Net increase (decrease) in net
        assets resulting from
        operations.....................        78,914         71,202            650           23,389              591
                                         ------------   ------------   ------------     ------------     ------------
  Contributions and (Withdrawals):
    Payments received from
      policyowners.....................     2,372,744        397,219          7,374           67,193            3,922
    Cost of insurance..................      (517,001)      (100,057)        (1,890)         (13,332)             (74)
    Policyowners' surrenders...........      (133,368)        (3,453)          (654)            (456)              --
    Net transfers from (to) Fixed
      Account..........................     1,525,570        285,739         79,512           73,245               --
    Transfers between Investment
      Divisions........................     2,022,469         28,710             --          324,946               --
    Policyowners' death benefits.......          (118)            --             --               --               --
                                         ------------   ------------   ------------     ------------     ------------
      Net contributions and
        (withdrawals)..................     5,270,296        608,158         84,342          451,596            3,848
                                         ------------   ------------   ------------     ------------     ------------
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account..........................          (133)           (52)            --              (10)              --
                                         ------------   ------------   ------------     ------------     ------------
        Increase (decrease) in net
          assets.......................     5,349,077        679,308         84,992          474,975            4,439
NET ASSETS:
    Beginning of year..................       764,300         84,992             --               --               --
                                         ------------   ------------   ------------     ------------     ------------
    End of year........................  $  6,113,377   $    764,300   $     84,992     $    474,975     $      4,439
                                         ============   ============   ============     ============     ============

Not all investment divisions are available under all policies.
(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


                   JANUS ASPEN                      JANUS ASPEN         MFS(R)                    MORGAN STANLEY
                      SERIES                          SERIES          INVESTORS                        UIF
                 WORLDWIDE GROWTH                AGGRESSIVE GROWTH   TRUST SERIES            EMERGING MARKETS EQUITY
    ------------------------------------------   -----------------   ------------   ------------------------------------------
        2001           2000           1999            2001(C)          2001(C)          2001           2000           1999
    --------------------------------------------------------------------------------------------------------------------------
    $    (89,150)  $   (157,713)  $   (167,493)    $         --      $         --   $    (49,648)  $    (55,716)  $    (24,065)
      (1,141,654)     1,879,336     15,667,315                3               (19)    (1,305,179)       424,190       (179,309)
              --      5,751,966             --               --                --             --      1,173,803             --
     (17,719,688)   (21,766,087)     4,604,576               74              (177)       908,225     (5,692,107)     3,006,590
    ------------   ------------   ------------     ------------      ------------   ------------   ------------   ------------
     (18,950,492)   (14,292,498)    20,104,398               77              (196)      (446,602)    (4,149,830)     2,803,216
    ------------   ------------   ------------     ------------      ------------   ------------   ------------   ------------
      33,537,409     25,713,529     13,190,861            1,127                --      3,931,327      3,241,863      1,501,600
      (9,272,978)    (8,242,060)    (3,974,595)             (62)             (522)    (1,038,262)    (1,012,181)      (407,571)
      (2,394,753)    (2,134,962)      (850,986)              --                --       (345,177)      (239,537)      (108,494)
       2,963,613      8,809,352       (145,095)              --            61,356         22,119        849,913        (94,620)
      (2,783,681)    12,144,565      4,014,635               --                --       (287,910)     1,721,379        803,924
         (71,655)       (70,194)       (46,785)              --                --         (8,444)        (6,638)       (18,592)
    ------------   ------------   ------------     ------------      ------------   ------------   ------------   ------------
      21,977,955     36,220,230     12,188,035            1,065            60,834      2,273,653      4,554,799      1,676,247
    ------------   ------------   ------------     ------------      ------------   ------------   ------------   ------------
          12,131         25,650        (22,883)              --                --             --          6,177         (3,019)
    ------------   ------------   ------------     ------------      ------------   ------------   ------------   ------------
       3,039,594     21,953,382     32,269,550            1,142            60,638      1,827,051        411,146      4,476,444
      75,014,575     53,061,193     20,791,643               --                --      7,119,814      6,708,668      2,232,224
    ------------   ------------   ------------     ------------      ------------   ------------   ------------   ------------
    $ 78,054,169   $ 75,014,575   $ 53,061,193     $      1,142      $     60,638   $  8,946,865   $  7,119,814   $  6,708,668
    ============   ============   ============     ============      ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS
NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

N
    YLIAC Variable Universal Life Separate Account-I ("VUL Separate Account-I") was established on June 4, 1993, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of
New York Life Insurance Company. VUL Separate Account-I funds Series I policies (Flexible Premium Variable Universal Life and Survivorship Variable Universal
Life), Series II policies (Flexible Premium Variable Universal Life 2000 and Single Premium Variable Universal Life) and Series III policies (Pinnacle Variable Universal Life and Pinnacle Survivorship Variable Universal Life). All six policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL and Pinnacle SVUL policies offer life insurance protection on two insureds. These policies are distributed by NYLIFE Distributors Inc. and sold by registered representatives of NYLIFE Securities Inc. and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors Inc. NYLIFE Securities Inc., is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors Inc. is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

    The assets of VUL Separate Account-I are invested in the shares of the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series, Inc. (formerly, "Acacia Capital Corporation"), the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, The MFS(R) Variable Insurance Trust(SM), the Universal Institutional Funds, Inc. (formerly, "Morgan Stanley Dean Witter Universal Funds, Inc."), the T. Rowe Price Equity Series, Inc., Dreyfus Investment Portfolios, and Neuberger Berman Advisers Management Trust (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

    New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management, Inc., and Lord, Abbett & Co., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

    VUL Separate Account-I offers thirty-seven variable Investment Divisions, with their respective fund portfolios, for Policyowners to invest premium payments. Twenty-seven of these Investment Divisions are available to VUL, SVUL, VUL 2000 and SPVUL Policyowners, thirty-two of these Investment Divisions are available for Pinnacle VUL and Pinnacle SVUL policies.

    The following Investment Divisions are available for all Series I and Series II policies: MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, MainStay VP Small Cap Growth, MainStay VP Equity Income, MainStay VP Mid Cap Growth, MainStay VP Mid Cap Core, MainStay VP American Century Income and Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Small Capitalization, Calvert Social Balanced (formerly, "Calvert Socially Responsible"), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, Morgan Stanley UIF Emerging Markets Equity (formerly, "Morgan Stanley Dean Witter Emerging Markets Equity"), T. Rowe Price Equity Income, and Dreyfus IP Technology Growth (Initial Series). Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

    The following Investment Divisions are available for Series III policies:
MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, MainStay VP American Century Income and Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Leveraged All Cap, Alger American Small Capitalization, Calvert Social Balanced (formerly "Calvert Socially Responsible"), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Fidelity VIP Index 500 (Initial Class), Fidelity VIP Growth (Initial Class), Fidelity VIP Mid Cap (Initial Class), Fidelity VIP Overseas (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, Janus Aspen Series Aggressive Growth, MFS(R) Investors Trust Series (formerly, "MFS(R) Growth With Income Series"), MFS(R) Research Series, MFS(R) Utilities Series, Morgan Stanley UIF Emerging Markets Equity (formerly, "Morgan Stanley Dean Witter Emerging Markets Equity"), T. Rowe Price Equity Income, Dreyfus IP Technology Growth (Initial Series), and Neuberger Berman AMT Mid-Cap Growth.

    For SVUL, VUL 2000, SPVUL, Pinnacle VUL and Pinnacle SVUL policies, any/all premium payments received during the Free Look Period are allocated to the General Account of NYLIAC. Thereafter, all premium payments for SVUL, VUL 2000, SPVUL, Pinnacle VUL and Pinnacle SVUL will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the Policyowner's instructions. Premium payments received for in-force VUL policies will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the Policyowner's instructions. In addition, for SVUL, VUL 2000, SPVUL, Pinnacle VUL, Pinnacle SVUL and VUL, the Policyowner has the option to transfer amounts between the Investment Divisions of VUL Separate-I and the Fixed Account of NYLIAC.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

    No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

    Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

    Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

    Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

A
    t December 31, 2001, the investments of VUL Separate Account-I are as follows:


                                             MAINSTAY VP        MAINSTAY VP
                                               CAPITAL             CASH             MAINSTAY VP          MAINSTAY VP
                                             APPRECIATION       MANAGEMENT          CONVERTIBLE           GOVERNMENT
                                             --------------------------------------------------------------------
Number of shares...........................       9,113             58,970              1,404                 1,013
Identified cost............................    $225,395         $   58,970            $15,773              $ 10,483


                                             MAINSTAY VP        MAINSTAY VP         MAINSTAY VP          MAINSTAY VP
                                              SMALL CAP           EQUITY              MID CAP              MID CAP
                                                GROWTH            INCOME               GROWTH                CORE
                                             --------------------------------------------------------------------
Number of shares...........................         576                669                555                   532
Identified cost............................    $  5,709         $    6,605            $ 5,476              $  5,293

  Investment activity for the year ended December 31, 2001, was as follows:


                                             MAINSTAY VP        MAINSTAY VP
                                               CAPITAL             CASH             MAINSTAY VP          MAINSTAY VP
                                             APPRECIATION       MANAGEMENT          CONVERTIBLE           GOVERNMENT
                                             --------------------------------------------------------------------
Purchases..................................    $195,010         $1,078,754            $ 7,716              $  7,028
Proceeds from sales........................     164,160          1,063,826                353                   877


                                             MAINSTAY VP        MAINSTAY VP         MAINSTAY VP          MAINSTAY VP
                                              SMALL CAP           EQUITY              MID CAP              MID CAP
                                                GROWTH            INCOME               GROWTH                CORE
                                             --------------------------------------------------------------------
Purchases..................................    $  6,632         $    6,652            $ 5,517              $  5,320
Proceeds from sales........................         946                 45                 36                    25

  Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


     MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP      MAINSTAY VP
      HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP         GROWTH          INDEXED
    CORPORATE BOND       EQUITY           RETURN           VALUE             BOND            EQUITY           EQUITY
    -----------------------------------------------------------------------------------------------------------------
          4,378              643            3,013             2,869           1,227            3,842            6,542
       $ 45,300         $  6,315         $ 53,387        $   44,976        $ 16,198         $ 98,552         $152,739

     MAINSTAY VP
       AMERICAN       MAINSTAY VP      MAINSTAY VP         ALGER                            FIDELITY          FIDELITY
       CENTURY       DREYFUS LARGE     EAGLE ASSET        AMERICAN         CALVERT             VIP               VIP
       INCOME &         COMPANY         MANAGEMENT         SMALL            SOCIAL        CONTRAFUND(R)     EQUITY-INCOME
        GROWTH           VALUE        GROWTH EQUITY    CAPITALIZATION      BALANCED      (INITIAL CLASS)   (INITIAL CLASS)
    ----------------------------------------------------------------------------------------------------------------------
            232              258              815               987           1,246            2,975             1,041
       $  2,561         $  2,754         $ 11,699        $   15,966        $  2,529         $ 70,695          $ 25,108


     MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP      MAINSTAY VP
      HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP         GROWTH          INDEXED
    CORPORATE BOND       EQUITY           RETURN           VALUE             BOND            EQUITY           EQUITY
    -----------------------------------------------------------------------------------------------------------------
       $ 12,410         $ 18,420         $  9,952        $   24,737        $  7,491         $ 27,588         $461,283
          2,164           17,869            2,117            13,031             916           13,665          425,450

     MAINSTAY VP
       AMERICAN       MAINSTAY VP      MAINSTAY VP         ALGER                            FIDELITY          FIDELITY
       CENTURY       DREYFUS LARGE     EAGLE ASSET        AMERICAN         CALVERT             VIP               VIP
       INCOME &         COMPANY         MANAGEMENT         SMALL            SOCIAL        CONTRAFUND(R)     EQUITY-INCOME
        GROWTH           VALUE        GROWTH EQUITY    CAPITALIZATION      BALANCED      (INITIAL CLASS)   (INITIAL CLASS)
    ----------------------------------------------------------------------------------------------------------------------
       $  1,539         $  2,234         $  7,412        $1,061,034        $  1,161         $ 20,858          $205,016
            172               93            1,337         1,055,593             373            4,295           197,388

--------------------------------------------------------------------------------

                                                   FIDELITY             FIDELITY             FIDELITY
                                                    VIP II                 VIP                  VIP             JANUS ASPEN
                                                   INDEX 500             GROWTH               MID CAP              SERIES
                                                (INITIAL CLASS)      (INITIAL CLASS)      (INITIAL CLASS)         BALANCED
                                                -----------------------------------------------------------------------------
Number of shares..............................            1                    4                   18                2,783
Identified cost...............................     $    103             $    154             $    333             $ 68,135

  Investment activity for the year ended December 31, 2001, was as follows:


                                                   FIDELITY             FIDELITY             FIDELITY
                                                    VIP II                 VIP                  VIP             JANUS ASPEN
                                                   INDEX 500             GROWTH               MID CAP              SERIES
                                                (INITIAL CLASS)      (INITIAL CLASS)      (INITIAL CLASS)         BALANCED
                                                -----------------------------------------------------------------------------
Purchases.....................................     $    104             $    155             $    346             $ 24,379
Proceeds from sales...........................            1                    1                   13                2,107

Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

     JANUS ASPEN      JANUS ASPEN         MFS(R)        MORGAN STANLEY                        DREYFUS IP        NEUBERGER
        SERIES           SERIES         INVESTORS            UIF             T. ROWE          TECHNOLOGY        BERMAN AMT
      WORLDWIDE        AGGRESSIVE         TRUST        EMERGING MARKETS       PRICE             GROWTH           MID-CAP
        GROWTH           GROWTH           SERIES            EQUITY        EQUITY INCOME    (INITIAL SERIES)       GROWTH
    ------------------------------------------------------------------------------------------------------------------------
          2,739               --                4             1,352               319                50                --
       $111,297         $      1         $     61          $ 11,278          $  6,118          $    450          $      4


     JANUS ASPEN      JANUS ASPEN         MFS(R)        MORGAN STANLEY                        DREYFUS IP        NEUBERGER
        SERIES           SERIES         INVESTORS            UIF             T. ROWE          TECHNOLOGY        BERMAN AMT
      WORLDWIDE        AGGRESSIVE         TRUST        EMERGING MARKETS       PRICE             GROWTH           MID-CAP
        GROWTH           GROWTH           SERIES            EQUITY        EQUITY INCOME    (INITIAL SERIES)       GROWTH
    ------------------------------------------------------------------------------------------------------------------------
       $ 25,198         $      1         $     61          $  4,754          $  5,662          $    457          $      4
          3,281               --                1             2,526               279                 5                --

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

Deductions from Premiums:

N
    YLIAC deducts premium expense charges from all premiums received for certain VUL Separate Account-I policies. Premium expense charges are expressed as a percentage of any premium payment received.

    - State and Federal Tax Charges: NYLIAC deducts 2% from all premiums paid for VUL, SVUL, VUL 2000, Pinnacle VUL, and Pinnacle SVUL policies to cover state premium taxes. NYLIAC deducts 1.25% from all premiums paid for non-qualified VUL, SVUL, VUL 2000, Pinnacle VUL, and Pinnacle SVUL policies to pay federal taxes.

    - Sales Expense Charges: NYLIAC deducts sales expense charges from all premiums paid for VUL, SVUL, VUL 2000, Pinnacle VUL, and Pinnacle SVUL policies to partially cover the expenses associated with selling the policies.

      For VUL policies, currently 5% of any premium paid for the first 10 policy years is deducted; NYLIAC reserves the right to impose this charge after the 10th policy year.

      For SVUL policies, currently 8% of any premiums paid in policy years 1-10, up to the target premium, is deducted. Once the target premium is reached NYLIAC expects to deduct 4% from any premiums paid in any given policy year. In any given policy year thereafter, beginning with the 11th policy year, NYLIAC expects to deduct 4% of any premiums paid up to the target premium, and no charge for premiums paid in excess of the target premium in that year. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

      For VUL 2000 policies, currently 2.75% of any premiums paid in a policy year, up to the surrender charge premium, is deducted. Once the premiums paid equals the surrender charge premium for a policy year, NYLIAC deducts a sales expense charge of 1.25% from any additional premiums paid in that policy year. The initial surrender charge premium is determined at the time the policy is issued and can be found on the policy data page.

      For Pinnacle VUL and Pinnacle SVUL policies, the percentage of premiums deducted varies depending on the age of the policy and whether the total premium paid in a given policy year is above or below the target premium. For premiums paid up to the target premium, the sales expense charge in the first policy year is currently 56.75%, in policy years 2-5 the charge is 26.75%, for policy year 6 the charge is 1.75%, and for policy years 7 and beyond the charge is 0.75%. For premiums paid in excess of the target premium the charge is currently 2.75% for policy years 1-5, 1.75% for policy year 6 and 0.75% for policy years 7 and beyond. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

Deductions from Cash Value:

    NYLIAC deducts certain monthly charges from the cash value of VUL Separate Account I policies. All of these monthly charges including: the monthly contract charge, the administrative charge, the cost of insurance charge, the per thousand face amount charge, the deferred sales expense charge, and the Pinnacle VUL and Pinnacle SVUL mortality and expense risk charge are recorded as cost of insurance in the accompanying statement of net assets.

    - Monthly Contract Charge: A monthly contract charge is assessed on certain VUL Separate Account-I policies to compensate NYLIAC for certain administrative services such as premium collection, record keeping, claims processing and communicating with policyholders. Outlined below is the current schedule of the monthly contract charges for VUL, SVUL, VUL 2000, Pinnacle VUL, and Pinnacle SVUL:

                                                         MONTHLY               MONTHLY
                                                     CONTRACT CHARGE       CONTRACT CHARGE
POLICY                                                POLICY YEAR 1    SUBSEQUENT POLICY YEARS
------                                               ---------------   -----------------------
VUL................................................       $  6*                  $ 6
SVUL...............................................         59                     9
VUL 2000...........................................         29                     9
Pinnacle VUL**.....................................        100                    50
Pinnacle SVUL**....................................        100                    50

---------------

    * In the first policy year, a charge of $228 is deferred until the earlier of (1) the first policy anniversary or (2) the date you surrender the policy.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

    ** If the target face amount falls below $1 million, the contract charge will not exceed $25 per month.

    - Administrative Charge: An administrative charge is assessed on VUL 2000 and SPVUL policies monthly. This charge compensates NYLIAC for providing administrative policy services.

      For VUL 2000 policies, the administrative charge is expressed as a percentage of the amount of cash value in the Separate Account and varies based on the amount of cash value in the Separate Account. The Separate Account administrative charge percentage currently ranges from 0% to .20%.

      For SPVUL policies, the current administrative charge is made monthly at an annualized rate of .60% of the policy's cash value for the first three policy years. This charge is waived in policy year 4 and subsequent if the cash value of the policy exceeds $200,000. If the cash value of the policy does not exceed $200,000, this charge will range from .10% to .60% depending on the cash value of the policy.

    - Cost of Insurance Charge: A cost of insurance charge to cover the cost of providing life insurance benefits is assessed on all VUL Separate Account-I policies monthly. This charge is based on such factors as gender, duration, underwriting class, issue age of the insured, face amount, any riders included and the cash value of the policy.

    - Per Thousand Face Amount Charge: NYLIAC assesses a monthly per thousand face amount charge on SVUL, Pinnacle VUL, and Pinnacle SVUL policies.

      For SVUL policies, this charge is $0.04 per $1,000 of the policy's initial face amount for the first 3 policy years. This charge will always be at least $10 per month and will never be more than $100 per month.

      For Pinnacle VUL and Pinnacle SVUL policies, this charge is $0.03 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

    - Deferred Sales Expense Charge: NYLIAC assesses a monthly deferred sales expense charge on SPVUL policies. This charge is deducted from the policy's cash value, for a 10-year period after a premium payment is applied. The deferred sales expense charge is expressed as a percentage of the policy's cash value. This current deferred sales expense is comprised of .40% for sales expenses, .30% for premium taxes and .20% for federal taxes.

    - Mortality and Expense Risk Charge: NYLIAC deducts a mortality and expense risk charge from Pinnacle VUL and Pinnacle SVUL policies. The mortality and expense risk charge is expressed as a percentage of the amount of cash value in the Separate Account and varies based on the amount of cash value in the Separate Account. In policy years 1-10, the mortality and expense risk charge percentage currently ranges from .35% to .65%; in policy years 11-20, the percentage ranges from .25% to .55%; and in policy years 21 and beyond, the percentage ranges from .05% to .35%. If the policy has an alternative cash surrender value, the mortality and expense risk is increased by .30% in policy years 1-10.

Surrender Charges:

    Surrender charges are also assessed by NYLIAC for VUL, SVUL, VUL 2000, and SPVUL policies. The amounts of these charges are included in surrenders in the accompanying statement of net assets.

    For VUL and VUL 2000 policies, this charge is deducted during the first 15 policy years on complete surrenders or decreases in face amount including decreases caused by change in life insurance benefit option or partial withdrawals. The maximum surrender charge on VUL policies is shown on the policies' data page. The maximum surrender charge on VUL 2000 policies is the lesser of 50% of total premiums paid or a percentage of the surrender charge premium, this percentage is based on the policy year in which the surrender or decrease in face amount takes place. In addition, a new surrender charge period will apply to face increases. The surrender charge premium is shown on the policy data page.

    For SVUL policies this charge is deducted during the first 15 policy years if the younger insured is less than age 85 at the time the policy was issued. If the younger insured is age 85 or older at the time of issue, the charge is deducted during the first 8 policy years. The maximum surrender charge on SVUL policies varies based on the policies' target premium, age of the younger insured and year of surrender. In addition, a new surrender charge period will apply to face increases. The target premium is shown on the policy data page.

    For SPVUL policies, this charge is deducted during the first 9 policy years on complete surrenders or partial withdrawals of policies. The surrender charge is equal to a percentage of the cash value of the policy minus any surrender charge free window, or the initial single premium minus any partial withdrawals for which the surrender charge was assessed. The surrender charge percentage is based on the amount of time that has passed from the date the initial single premium was accepted to the effective date of the surrender or partial withdrawal. The surrender charge percentage declines each policy year from 9% in the first year to 0% in years ten later. The surrender charge free window in any policy year is the greater of 10% of total premiums paid or 100% of the policy's gain.

Separate Account Charges:

    NYLIAC assesses a mortality and expense risks charge for VUL, SVUL, VUL 2000, and SPVUL policies and an administrative service charge for VUL and SVUL policies. For VUL and SVUL policies, these charges are made daily at an annual rate of .70% of the daily net asset value of each Investment Division. For VUL 2000 and SPVUL policies, these charges are made daily at an annual rate of .50% of the daily net asset value of each Investment Division.

    The amounts of these charges retained in the Investment Divisions represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------

V
    UL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

T
    ransactions in accumulation units for the years ended December 31, 2001, December 31, 2000, and December 31, 1999 were as follows:


                                                 MAINSTAY VP                   MAINSTAY VP
                                            CAPITAL APPRECIATION             CASH MANAGEMENT
                                         ---------------------------   ---------------------------
                                         2001(C)    2000     1999(A)   2001(C)    2000     1999(A)
                                         ---------------------------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.........................   2,178     1,703     1,998     4,776    12,804     51,235
Units redeemed on cost of insurance....    (820)     (718)     (687)   (1,005)   (1,140)    (2,039)
Units redeemed on surrenders...........    (376)     (366)     (293)   (1,922)     (539)      (390)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....    (180)      (47)     (242)    1,483     2,717       (646)
Units issued (redeemed) on transfers
  between
  Investment Divisions.................    (192)     (319)      585      (422)   (1,205)   (42,359)
Units redeemed on death benefits.......     (15)      (10)       (8)      (31)       (3)        --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............     595       243     1,353     2,879    12,634      5,801
Units outstanding, beginning of year...   7,873     7,630     6,277    30,117    17,483     11,682
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........   8,468     7,873     7,630    32,996    30,117     17,483
                                         =======   =======   =======   =======   =======   =======
SERIES II POLICIES
Units issued on payments received from
  policyowners.........................   2,306       754        13     6,107     2,379         27
Units redeemed on cost of insurance....    (556)     (195)       (3)     (779)     (277)       (22)
Units redeemed on surrenders...........     (79)       (9)       --      (117)       (4)        --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....     523       787        56     6,088     3,753        427
Units issued (redeemed) on transfers
  between
  Investment Divisions.................     (25)       30         4    (3,122)   (3,052)      (164)
Units redeemed on death benefits.......      (2)       (1)       --        --        --         --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............   2,167     1,366        70     8,177     2,799        268
Units outstanding, beginning of year...   1,436        70        --     3,067       268         --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........   3,603     1,436        70    11,244     3,067        268
                                         =======   =======   =======   =======   =======   =======
SERIES III POLICIES (E)
Units issued on payments received from
  policyowners.........................      --        --        --       176        --         --
Units redeemed on cost of insurance....      --        --        --       (30)       --         --
Units redeemed on surrenders...........      --        --        --        --        --         --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....      --        --        --     1,437        --         --
Units issued (redeemed) on transfers
  between
  Investment Divisions.................       7        --        --    (1,066)       --         --
Units redeemed on death benefits.......      --        --        --        --        --         --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............       7        --        --       517        --         --
Units outstanding, beginning of year...      --        --        --        --        --         --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........       7        --        --       517        --         --
                                         =======   =======   =======   =======   =======   =======

Not all investment divisions are available under all policies.

(a) For Series II policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For Series I policies, represents the period May 19, 2000 (Commencement of Operations) through December 31, 2000.
(c) For Series II policies, represents the period February 23, 2001 (Commencement of Operations) through December 31, 2001.
(d) For Series I and II policies, represents the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(e) For Series III policies, represents the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                                        MAINSTAY VP                   MAINSTAY VP
            MAINSTAY VP                   MAINSTAY VP                   HIGH YIELD                   INTERNATIONAL
            CONVERTIBLE                   GOVERNMENT                  CORPORATE BOND                    EQUITY
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
    2001(C)    2000     1999(A)   2001(C)    2000     1999(A)   2001(C)    2000     1999(A)   2001(C)    2000     1999(A)
    -----------------------------------------------------------------------------------------------------------------
         99        72       59        223        68       77        424       476      524         98        92       102
        (29)      (23)     (19)       (28)      (27)     (25)      (178)     (171)    (166)       (38)      (34)      (32)
         (9)       (4)      (6)       (27)       (8)     (10)       (81)      (62)     (59)       (16)      (13)      (10)
         20         7       (3)        --         4       (5)       (36)      (12)     (37)        (7)       (1)      (17)
         59        53       15         76       (22)     (22)        32       (74)      31        (28)       18        25
         (1)       --       --         --        (1)      --         (8)      (12)      (1)        (2)       --        (6)
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
        139       105       46        244        14       15        153       145      292          7        62        62
        295       190      144        284       270      255      1,726     1,581    1,289        405       343       281
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
        434       295      190        528       284      270      1,879     1,726    1,581        412       405       343
    =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
        339        93        1         62         6       --        241        74        1         64        29        --
        (87)      (25)      --        (14)       (2)      --        (57)      (17)      --        (15)       (6)       --
        (14)       (1)      --         (1)       --       --        (10)       (1)      --         (1)       --        --
        159       160        3         96         6        1        214        82        8         12        22         1
         22         4        3         32         2       --        (18)       (3)      --         --        23        --
         --        (1)      --         --        --       --         --        --       --         --        --        --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
        419       230        7        175        12        1        370       135        9         60        68         1
        237         7       --         13         1       --        144         9       --         69         1        --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
        656       237        7        188        13        1        514       144        9        129        69         1
    =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
         --        --       --         --        --       --          1        --       --         --        --        --
         --        --       --         --        --       --         --        --       --         --        --        --
         --        --       --         --        --       --         --        --       --         --        --        --
         --        --       --         --        --       --         --        --       --         --        --        --
          5        --       --         --        --       --         22        --       --         --        --        --
         --        --       --         --        --       --         --        --       --         --        --        --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
          5        --       --         --        --       --         23        --       --         --        --        --
         --        --       --         --        --       --         --        --       --         --        --        --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
          5        --       --         --        --       --         23        --       --         --        --        --
    =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

--------------------------------------------------------------------------------



                                                 MAINSTAY VP                   MAINSTAY VP
                                                TOTAL RETURN                      VALUE
                                         ---------------------------   ---------------------------
                                         2001(C)    2000     1999(A)   2001(C)    2000     1999(A)
                                         ---------------------------------------------------------
SERIES I POLICIES
Units issued (redeemed) on
  contributions (withdrawals) by New
  York Life Insurance and Annuity......      --        --        --        --        --         --
Units issued on payments received from
  policyowners.........................     487       432       513       419       480        556
Units redeemed on cost of insurance....    (204)     (190)     (178)     (173)     (171)      (173)
Units redeemed on surrenders...........     (95)      (88)      (75)      (83)      (78)       (58)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....     (48)      (21)      (61)      (53)      (12)       (39)
Units issued (redeemed) on transfers
  between
  Investment Divisions.................     (35)      (74)       86       110      (117)       (14)
Units redeemed on death benefits.......      (3)       (4)       (1)       (3)       (2)        (7)
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............     102        55       284       217       100        265
Units outstanding, beginning of year...   2,095     2,040     1,756     1,678     1,578      1,313
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........   2,197     2,095     2,040     1,895     1,678      1,578
                                         =======   =======   =======   =======   =======   =======
SERIES II POLICIES
Units issued on payments received from
  policyowners.........................     380        97         1       236        43          2
Units redeemed on cost of insurance....     (90)      (24)       --       (54)      (12)        --
Units redeemed on surrenders...........     (13)       (1)       --        (2)       (1)        --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....     172       118         8       199        28          6
Units issued (redeemed) on transfers
  between
  Investment Divisions.................      24         1        --        41         7         --
Units redeemed on death benefits.......      --        --        --        --        --         --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............     473       191         9       420        65          8
Units outstanding, beginning of year...     200         9        --        73         8         --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........     673       200         9       493        73          8
                                         =======   =======   =======   =======   =======   =======
SERIES III POLICIES (E)
Units issued on payments received from
  policyowners.........................      --        --        --        --        --         --
Units redeemed on cost of insurance....      --        --        --        --        --         --
Units redeemed on surrenders...........      --        --        --        --        --         --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....      --        --        --         5        --         --
Units issued (redeemed) on transfers
  between
  Investment Divisions.................      --        --        --        24        --         --
Units redeemed on death benefits.......      --        --        --        --        --         --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............      --        --        --        29        --         --
Units outstanding, beginning of year...      --        --        --        --        --         --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........      --        --        --        29        --         --
                                         =======   =======   =======   =======   =======   =======

Not all investment divisions are available under all policies.

(a) For Series II policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For Series I policies, represents the period May 19, 2000 (Commencement of Operations) through December 31, 2000.
(c) For Series II policies, represents the period February 23, 2001 (Commencement of Operations) through December 31, 2001.
(d) For Series I and II policies, represents the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(e) For Series III policies, represents the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                                                              MAINSTAY VP   MAINSTAY VP
            MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP            SMALL CAP      EQUITY
               BOND                      GROWTH EQUITY                INDEXED EQUITY            GROWTH        INCOME
    ---------------------------   ---------------------------   ---------------------------   -----------   -----------
    2001(c)    2000     1999(a)   2001(c)    2000     1999(a)   2001(c)    2000     1999(a)     2001(d)       2001(d)
    -----------------------------------------------------------------------------------------------------------------
         --        --       --         --        --       --         --        --       --          500           500
        115       143      157        567       504      558      1,211     1,113    1,172            4             8
        (54)      (53)     (50)      (210)     (193)    (182)      (420)     (394)    (356)          (1)           (1)
        (37)      (24)     (20)      (125)      (76)     (70)      (160)     (151)    (108)          --            --
        (13)       --      (11)       (43)       (3)     (50)       (43)       21     (101)          --             4
        164        (8)      21        (49)       33      142          9      (152)     273           33            59
         --        --       --         (3)       (1)      (2)        (5)       (6)      (2)          --            --
    -------   -------   -------   -------   -------   -------   -------   -------   -------     -------       -------
        175        58       97        137       264      396        592       431      878          536           570
        578       520      423      2,211     1,947    1,551      3,800     3,369    2,491           --            --
    -------   -------   -------   -------   -------   -------   -------   -------   -------     -------       -------
        753       578      520      2,348     2,211    1,947      4,392     3,800    3,369          536           570
    =======   =======   =======   =======   =======   =======   =======   =======   =======     =======       =======
        112        15       --        890       311        5      1,841       713       80           12            37
        (24)       (5)      --       (211)      (79)      (1)      (435)     (182)      (4)          (2)           (4)
         (4)       --       --        (31)       (5)      --        (61)       (8)      --           --            --
         94        29        1        310       345       22        562       635       97           17            37
         92        15       --         13        31       --        (36)       40        3           13            27
         --        --       --         (1)       (1)      --         (3)       (1)      --           --            --
    -------   -------   -------   -------   -------   -------   -------   -------   -------     -------       -------
        270        54        1        970       602       26      1,868     1,197      176           40            97
         55         1       --        628        26       --      1,373       176       --           --            --
    -------   -------   -------   -------   -------   -------   -------   -------   -------     -------       -------
        325        55        1      1,598       628       26      3,241     1,373      176           40            97
    =======   =======   =======   =======   =======   =======   =======   =======   =======     =======       =======
         --        --       --         --        --       --         --        --       --           --            --
         --        --       --         --        --       --         --        --       --           --            --
         --        --       --         --        --       --         --        --       --           --            --
          1        --       --         73        --       --         --        --       --           --            --
         --        --       --        (55)       --       --         --        --       --           --            --
         --        --       --         --        --       --         --        --       --           --            --
    -------   -------   -------   -------   -------   -------   -------   -------   -------     -------       -------
          1        --       --         18        --       --         --        --       --           --            --
         --        --       --         --        --       --         --        --       --           --            --
    -------   -------   -------   -------   -------   -------   -------   -------   -------     -------       -------
          1        --       --         18        --       --         --        --       --           --            --
    =======   =======   =======   =======   =======   =======   =======   =======   =======     =======       =======

--------------------------------------------------------------------------------


                                         MAINSTAY VP   MAINSTAY VP           MAINSTAY VP
                                           MID CAP       MID CAP          AMERICAN CENTURY
                                           GROWTH         CORE             INCOME & GROWTH
                                         -----------   -----------   ---------------------------
                                           2001(d)       2001(d)     2001(c)   2000(b)   1999(a)
                                         -------------------------------------------------------
SERIES I POLICIES
Units issued (redeemed) on
  contributions (withdrawals) by New
  York Life Insurance and Annuity......        500           500         --        --         --
Units issued on payments received from
  policyowners.........................          4             1         12         3         --
Units redeemed on cost of insurance....         --            --         (3)       --         --
Units redeemed on surrenders...........         --            --         --        --         --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         --             7          3         2         --
Units issued (redeemed) on transfers
  between Investment Divisions.........         14             7         24        35         --
Units redeemed on death benefits.......         --            --         --        --         --
                                           -------       -------     -------   -------   -------
  Net increase (decrease)..............        518           515         36        40         --
Units outstanding, beginning of year...         --            --         40        --         --
                                           -------       -------     -------   -------   -------
Units outstanding, end of year.........        518           515         76        40         --
                                           =======       =======     =======   =======   =======
SERIES II POLICIES
Units issued on payments received from
  policyowners.........................         11             5        107        43          1
Units redeemed on cost of insurance....         (2)           (1)       (25)      (10)        --
Units redeemed on surrenders...........         --            --         (7)       (2)        --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         15            10         37        39          2
Units issued (redeemed) on transfers
  between Investment Divisions.........         12             3          4         5         --
Units redeemed on death benefits.......         --            --         --        --         --
                                           -------       -------     -------   -------   -------
  Net increase (decrease)..............         36            17        116        75          3
Units outstanding, beginning of year...         --            --         78         3         --
                                           -------       -------     -------   -------   -------
Units outstanding, end of year.........         36            17        194        78          3
                                           =======       =======     =======   =======   =======
SERIES III POLICIES (E)
Units issued on payments received from
  policyowners.........................         --            --         --        --         --
Units redeemed on cost of insurance....         --            --         --        --         --
Units redeemed on surrenders...........         --            --         --        --         --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         --            --         --        --         --
Units issued (redeemed) on transfers
  between
  Investment Divisions.................         --            --         --        --         --
Units redeemed on death benefits.......         --            --         --        --         --
                                           -------       -------     -------   -------   -------
  Net increase (decrease)..............         --            --         --        --         --
Units outstanding, beginning of year...         --            --         --        --         --
                                           -------       -------     -------   -------   -------
Units outstanding, end of year.........         --            --         --        --         --
                                           =======       =======     =======   =======   =======

Not all investment divisions are available under all policies.

(a) For Series II policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For Series I policies, represents the period May 19, 2000 (Commencement of Operations) through December 31, 2000.
(c) For Series II policies, represents the period February 23, 2001 (Commencement of Operations) through December 31, 2001.
(d) For Series I and II policies, represents the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(e) For Series III policies, represents the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


            MAINSTAY VP                   MAINSTAY VP                      ALGER
           DREYFUS LARGE                  EAGLE ASSET                    AMERICAN                       CALVERT
              COMPANY                     MANAGEMENT                       SMALL                        SOCIAL
               VALUE                     GROWTH EQUITY                CAPITALIZATION                   BALANCED
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
    2001(c)   2000(b)   1999(a)   2001(c)   2000(b)   1999(a)   2001(c)    2000     1999(a)   2001(c)    2000     1999(a)
    -----------------------------------------------------------------------------------------------------------------
        --        --        --        --        --        --        --        --        --        --        --         --
        22         1        --       104        35        --       422       260       272        24        25         22
        (3)       --        --       (24)       (5)       --      (120)      (86)      (77)       (9)       (9)        (8)
        (2)       --        --       (13)       --        --       (45)      (26)      (13)       (5)       (2)        (2)
        10         3        --         4        18        --       (14)      126       (11)       (2)        2         (1)
        36         3        --        75       165        --        (5)     (262)      379         1         5         20
        --        --        --        --        --        --        (1)       --        (3)       --        --         --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
        63         7        --       146       213        --       237        12       547         9        21         31
         7        --        --       213        --        --       966       954       407        85        64         33
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
        70         7        --       359       213        --     1,203       966       954        94        85         64
    =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
       108        33         1       445       124        --       560       194         1        47        19         --
       (26)       (8)       --      (114)      (26)       --      (129)      (46)       --       (11)       (4)        --
        (2)       (1)       --       (16)       (1)       --       (40)       (1)       --        (1)       --         --
        49        22         1       137       130        10        79       231         3        21        23          1
        12         3        --         7        14        --       (14)       12         1        --        --         --
        --        --        --        (1)       --        --        --        (1)       --        --        --         --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
       141        49         2       458       241        10       456       389         5        56        38          1
        51         2        --       251        10        --       394         5        --        39         1         --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
       192        51         2       709       251        10       850       394         5        95        39          1
    =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
        --        --        --        --        --        --        --        --        --        --        --         --
        --        --        --        --        --        --        --        --        --        --        --         --
        --        --        --        --        --        --        --        --        --        --        --         --
        --        --        --         2        --        --        --        --        --        --        --         --
        --        --        --        --        --        --         3        --        --        --        --         --
        --        --        --        --        --        --        --        --        --        --        --         --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
        --        --        --         2        --        --         3        --        --        --        --         --
        --        --        --        --        --        --        --        --        --        --        --         --
    -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
        --        --        --         2        --        --         3        --        --        --        --         --
    =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======

--------------------------------------------------------------------------------


                                                  FIDELITY                      FIDELITY
                                                     VIP                           VIP
                                                CONTRAFUND(R)                 EQUITY-INCOME
                                               (INITIAL CLASS)               (INITIAL CLASS)
                                         ---------------------------   ---------------------------
                                         2001(c)    2000     1999(a)   2001(c)    2000     1999(a)
                                         ---------------------------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.........................     815       768       723       297       399        320
Units redeemed on cost of insurance....    (258)     (242)     (207)     (103)     (100)       (95)
Units redeemed on surrenders...........    (114)      (65)      (37)      (48)      (27)       (18)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....     (38)        4       (41)       (2)        6        (11)
Units issued (redeemed) on transfers
  between Investment Divisions.........     (31)       44       310        39      (155)        71
Units redeemed on death benefits.......      (4)       (2)       (3)       (2)       --         (1)
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............     370       507       745       181       123        266
Units outstanding, beginning of year...   2,321     1,814     1,069       956       833        567
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........   2,691     2,321     1,814     1,137       956        833
                                         =======   =======   =======   =======   =======   =======
SERIES II POLICIES
Units issued on payments received from
  policyowners.........................     924       371         9       269        85          2
Units redeemed on cost of insurance....    (229)      (94)       (2)      (65)      (24)        (1)
Units redeemed on surrenders...........     (41)       (6)       --       (19)       (1)        --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....     221       363        33       119       114         20
Units issued (redeemed) on transfers
  between Investment Divisions.........      24        17        --        34         4         --
Units redeemed on death benefits.......      (1)       (3)       --        (1)       --         --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............     898       648        40       337       178         21
Units outstanding, beginning of year...     688        40        --       199        21         --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........   1,586       688        40       536       199         21
                                         =======   =======   =======   =======   =======   =======
SERIES III POLICIES (E)
Units issued on payments received from
  policyowners.........................      (1)       --        --        --        --         --
Units redeemed on cost of insurance....      --        --        --        --        --         --
Units redeemed on surrenders...........      --        --        --        --        --         --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....       1        --        --        --        --         --
Units issued (redeemed) on transfers
  between Investment Divisions.........      17        --        --        --        --         --
Units redeemed on death benefits.......      --        --        --        --        --         --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............      17        --        --        --        --         --
Units outstanding, beginning of year...      --        --        --        --        --         --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........      17        --        --        --        --         --
                                         =======   =======   =======   =======   =======   =======

Not all investment divisions are available under all policies.

(a) For Series II policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For Series I policies, represents the period May 19, 2000 (Commencement of Operations) through December 31, 2000.
(c) For Series II policies, represents the period February 23, 2001 (Commencement of Operations) through December 31, 2001.
(d) For Series I and II policies, represents the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(e) For Series III policies, represents the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


       FIDELITY                                                                                 JANUS ASPEN
        VIP II           FIDELITY          FIDELITY               JANUS ASPEN                     SERIES
       INDEX 500        VIP GROWTH        VIP MID CAP               SERIES                       WORLDWIDE
    (INITIAL CLASS)   (INITIAL CLASS)   (INITIAL CLASS)            BALANCED                       GROWTH
    ---------------   ---------------   ---------------   ---------------------------   ---------------------------
         2001              2001              2001         2001(c)    2000     1999(a)   2001(c)    2000     1999(a)
    ---------------------------------------------------------------------------------------------------------------
             --                --                --          544       526       425       886       680        710
             --                --                --         (168)     (168)     (108)     (281)     (239)      (218)
             --                --                --          (77)      (38)      (14)     (101)      (80)       (45)
             --                --                --           15        41        (8)      (20)       20        (37)
             --                --                --          (20)      136       407      (129)      401        300
             --                --                --           (1)       --        --        (3)       (2)        (2)
        -------           -------           -------       -------   -------   -------   -------   -------   -------
             --                --                --          293       497       702       352       780        708
             --                --                --        1,589     1,092       390     2,790     2,010      1,302
        -------           -------           -------       -------   -------   -------   -------   -------   -------
             --                --                --        1,882     1,589     1,092     3,142     2,790      2,010
        =======           =======           =======       =======   =======   =======   =======   =======   =======
             --                --                --        1,362       546        12     1,799       607          7
             --                --                --         (344)     (143)       (2)     (431)     (153)        (1)
             --                --                --          (52)      (10)       --       (63)       (7)        --
             --                --                --          443       626        64       315       670         39
             --                --                --            9        15         3       (60)       27         --
             --                --                --           (3)       (3)       --        (2)       (1)        --
        -------           -------           -------       -------   -------   -------   -------   -------   -------
             --                --                --        1,415     1,031        77     1,558     1,143         45
             --                --                --        1,108        77        --     1,188        45         --
        -------           -------           -------       -------   -------   -------   -------   -------   -------
             --                --                --        2,523     1,108        77     2,746     1,188         45
        =======           =======           =======       =======   =======   =======   =======   =======   =======
              1                --                 1            2        --        --         1        --         --
             --                --                --           --        --        --        --        --         --
             --                --                --           --        --        --        --        --         --
             --                --                --            5        --        --         1        --         --
              9                15                32            2        --        --         8        --         --
             --                --                --           --        --        --        --        --         --
        -------           -------           -------       -------   -------   -------   -------   -------   -------
             10                15                33            9        --        --        10        --         --
             --                --                --           --        --        --        --        --         --
        -------           -------           -------       -------   -------   -------   -------   -------   -------
             10                15                33            9        --        --        10        --         --
        =======           =======           =======       =======   =======   =======   =======   =======   =======

--------------------------------------------------------------------------------


                                         JANUS ASPEN                        MORGAN STANLEY
                                           SERIES         MFS(R)                  UIF
                                         AGGRESSIVE     INVESTORS          EMERGING MARKETS
                                           GROWTH      TRUST SERIES             EQUITY
                                         -----------   ------------   ---------------------------
                                            2001           2001       2001(c)    2000     1999(a)
                                         --------------------------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.........................         --            --         244       160        156
Units redeemed on cost of insurance....         --            --         (71)      (56)       (42)
Units redeemed on surrenders...........         --            --         (29)      (18)       (11)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         --            --         (16)      (16)       (14)
Units issued (redeemed) on transfers
  between Investment Divisions.........         --            --         (29)      118         72
Units redeemed on death benefits.......         --            --          (1)       --         (2)
                                           -------       -------      -------   -------   -------
  Net increase (decrease)..............         --            --          98       188        159
Units outstanding, beginning of year...         --            --         644       456        297
                                           -------       -------      -------   -------   -------
Units outstanding, end of year.........         --            --         742       644        456
                                           =======       =======      =======   =======   =======
SERIES II POLICIES
Units issued on payments received from
  policyowners.........................         --            --         237       106          1
Units redeemed on cost of insurance....         --            --         (56)      (26)        --
Units redeemed on surrenders...........         --            --         (14)       (1)        --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         --            --          17        81          3
Units issued (redeemed) on transfers
  between Investment Divisions.........         --            --          (1)       (2)        --
Units redeemed on death benefits.......         --            --          --        (1)        --
                                           -------       -------      -------   -------   -------
  Net increase (decrease)..............         --            --         183       157          4
Units outstanding, beginning of year...         --            --         161         4         --
                                           -------       -------      -------   -------   -------
Units outstanding, end of year.........         --            --         344       161          4
                                           =======       =======      =======   =======   =======
SERIES III POLICIES (E)
Units issued on payments received from
  policyowners.........................         --            --          --        --         --
Units redeemed on cost of insurance....         --            --          --        --         --
Units redeemed on surrenders...........         --            --          --        --         --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....         --             6          --        --         --
Units issued (redeemed) on transfers
  between Investment Divisions.........         --            --          --        --         --
Units redeemed on death benefits.......         --            --          --        --         --
                                           -------       -------      -------   -------   -------
  Net increase (decrease)..............         --             6          --        --         --
Units outstanding, beginning of year...         --            --          --        --         --
                                           -------       -------      -------   -------   -------
Units outstanding, end of year.........         --             6          --        --         --
                                           =======       =======      =======   =======   =======

Not all investment divisions are available under all policies.

(a) For Series II policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For Series I policies, represents the period May 19, 2000 (Commencement of Operations) through December 31, 2000.
(c) For Series II policies, represents the period February 23, 2001 (Commencement of Operations) through December 31, 2001.
(d) For Series I and II policies, represents the period July 2, 2001 (Commencement of Operations) through December 31, 2001.
(e) For Series III policies, represents the period July 10, 2001 (Commencement of Operations) through December 31, 2001.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                      DREYFUS IP      NEUBERGER
              T. ROWE                 TECHNOLOGY      BERMAN AMT
               PRICE                    GROWTH         MID-CAP
           EQUITY INCOME           (INITIAL SERIES)     GROWTH
    ----------------------------   ----------------   ----------
    2001(c)   2000(b)    1999(a)       2001(d)           2001
    ------------------------------------------------------------
        46          1        --              1              --
        (7)        --        --             --              --
        (3)        --        --             --              --
        20          1        --              1              --
       121          3        --             27              --
        --         --        --             --              --
    -------   -------    -------       -------         -------
       177          5        --             29              --
         5         --        --             --              --
    -------   -------    -------       -------         -------
       182          5        --             29              --
    =======   =======    =======       =======         =======
       171         37         1              6              --
       (40)       (10)       --             (1)             --
        (9)        --        --             --              --
       116         29         8              7              --
        47         (1)       --              7              --
        --         --        --             --              --
    -------   -------    -------       -------         -------
       285         55         9             19              --
        64          9        --             --              --
    -------   -------    -------       -------         -------
       349         64         9             19              --
    =======   =======    =======       =======         =======
        --         --        --             --              --
        --         --        --             --              --
        --         --        --             --              --
         2         --        --             --              --
        19         --        --             --              --
        --         --        --             --              --
    -------   -------    -------       -------         -------
        21         --        --             --              --
        --         --        --             --              --
    -------   -------    -------       -------         -------
        21         --        --             --              --
    =======   =======    =======       =======         =======

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------


                                                                          MAINSTAY VP
                                                                      CAPITAL APPRECIATION
                                                       --------------------------------------------------
                                                         2001       2000       1999      1998      1997
                                                       --------------------------------------------------
SERIES I POLICIES(A)
Net Assets.........................................    $185,293   $225,952   $246,982   $63,136   $97,099
Units outstanding..................................       8,468      7,873      7,630     6,277     5,125
Unit value.........................................    $  21.88   $  28.70   $  32.37   $ 25.99   $ 18.95
Total Return.......................................       (23.8)%    (11.3)%     24.5%     37.2%     22.7%
Ratio of Net Investment Income to Average Net
  Assets...........................................        (0.6)%

SERIES II POLICIES(B)
Net Assets.........................................    $ 29,631   $ 15,454   $    848   $    --   $    --
Units outstanding..................................       3,603      1,436         70        --        --
Unit value.........................................    $   8.22   $  10.76   $  12.12   $    --   $    --
Total Return.......................................       (23.6)%    (11.2)%     21.2%       --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................        (0.4)%

SERIES III POLICIES
Net Assets.........................................    $     72   $     --   $     --   $    --   $    --
Units outstanding..................................           7         --         --        --        --
Unit value.........................................    $  10.30   $     --   $     --   $    --   $    --
Total Return.......................................         3.0%        --         --        --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................         0.1%


                                                                       MAINSTAY VP
                                                                       GOVERNMENT
                                                       -------------------------------------------
                                                        2001     2000     1999     1998     1997
                                                       -------------------------------------------
SERIES I POLICIES(A)
Net Assets.........................................    $8,224   $4,168   $3,255   $3,451   $ 1,669
Units outstanding..................................       528      284      270      255       135
Unit value.........................................    $15.57   $14.70   $13.19   $13.52   $ 12.49
Total Return.......................................       5.9%    11.4%    (2.4)%    8.2%      8.7%
Ratio of Net Investment Income to Average Net
  Assets...........................................       4.8%

SERIES II POLICIES(B)
Net Assets.........................................    $2,237   $  150   $    9   $   --   $    --
Units outstanding..................................       188       13        1       --        --
Unit value.........................................    $11.91   $11.22   $10.05   $   --   $    --
Total Return.......................................       6.1%    11.6%     0.5%      --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................       8.2%

SERIES III POLICIES
Net Assets.........................................    $   --   $   --   $   --   $   --   $    --
Units outstanding..................................        --       --       --       --        --
Unit value.........................................    $   --   $   --   $   --   $   --   $    --
Total Return.......................................        --       --       --       --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Total Return and Ratio of Net Investment Income to Total Net Assets for all investment divisions in all years.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                     MAINSTAY VP                                    MAINSTAY VP
                   CASH MANAGEMENT                                  CONVERTIBLE
    ----------------------------------------------   ------------------------------------------
     2001      2000      1999      1998      1997     2001     2000     1999     1998     1997
    -------------------------------------------------------------------------------------------
    $46,014   $40,729   $22,448   $14,406   $8,151   $6,864   $4,815   $3,291   $1,765   $  882
     32,996    30,117    17,483    11,682    6,904      434      295      190      144       75
    $  1.39   $  1.35   $  1.28   $  1.23   $ 1.18   $15.83   $16.30   $17.28   $12.26   $11.81
        3.0%      5.5%      4.1%      4.2%     4.4%    (2.9)%   (5.7)%   40.9%     3.8%    14.5%
        3.0%                                            3.4%

    $12,365   $ 3,264   $   270   $    --   $   --   $7,252   $2,692   $   83   $   --   $   --
     11,244     3,067       268        --       --      656      237        7       --       --
    $  1.10   $  1.06   $  1.01   $    --   $   --   $11.06   $11.36   $12.02   $   --   $   --
        3.8%      5.0%      1.0%       --       --     (2.6)%   (5.5)%   20.2%      --       --
        2.9%                                            4.7%

    $   523   $    --   $    --   $    --   $   --   $   52   $   --   $   --   $   --   $   --
        517        --        --        --       --        5       --       --       --       --
    $  1.01   $    --   $    --   $    --   $   --   $10.28   $   --   $   --   $   --   $   --
        1.0%       --        --        --       --      2.8%      --       --       --       --
        1.1%                                            4.9%

                      MAINSTAY VP                                    MAINSTAY VP
                      HIGH YIELD                                    INTERNATIONAL
                    CORPORATE BOND                                      EQUITY
    -----------------------------------------------   ------------------------------------------
     2001      2000      1999      1998      1997      2001     2000     1999     1998     1997
    --------------------------------------------------------------------------------------------
    $29,909   $26,361   $25,846   $18,803   $12,253   $5,424   $6,250   $6,511   $4,189   $3,151
      1,879     1,726     1,581     1,289       857      412      405      343      281      258
    $ 15.92   $ 15.28   $ 16.35   $ 14.58   $ 14.31   $13.18   $15.44   $18.97   $14.92   $12.20
        4.2%     (6.5)%    12.1%      1.9%     12.2%   (14.6)%  (18.6)%   27.1%   (22.3)%    4.4%
       11.3%                                             0.6%

    $ 5,199   $ 1,398   $    90   $    --   $    --   $1,038   $  650   $   14   $   --   $   --
        514       144         9        --        --      129       69        1       --       --
    $ 10.12   $  9.70   $ 10.36   $    --   $    --   $ 8.06   $ 9.42   $11.56   $   --   $   --
        4.3%     (6.4)%     3.6%       --        --    (14.4)%  (18.5)%   15.6%      --       --
       15.5%                                             1.0%

    $   234   $    --   $    --   $    --   $    --   $   --   $   --   $   --   $   --   $   --
         23        --        --        --        --       --       --       --       --       --
    $ 10.06   $    --   $    --   $    --   $    --   $   --   $   --   $   --   $   --   $   --
        0.6%       --        --        --        --       --       --       --       --       --
       42.3%                                              --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                       MAINSTAY VP
                                                                      TOTAL RETURN
                                                     -----------------------------------------------
                                                      2001      2000      1999      1998      1997
                                                     -----------------------------------------------
SERIES I POLICIES(A)
Net Assets.........................................  $43,693   $46,997   $48,176   $35,685   $24,528
Units outstanding..................................    2,197     2,095     2,040     1,756     1,524
Unit value.........................................  $ 19.89   $ 22.43   $ 23.62   $ 20.32   $ 16.10
Total Return.......................................    (11.3)%    (5.0)%    16.2%     26.2%     17.0%
Ratio of Net Investment Income to Average Net
  Assets...........................................      1.9%

SERIES II POLICIES(B)
Net Assets.........................................  $ 6,514   $ 2,178   $   102   $    --   $    --
Units outstanding..................................      673       200         9        --        --
Unit value.........................................  $  9.68   $ 10.89   $ 11.44   $    --   $    --
Total Return.......................................    (11.1)%    (4.8)%    14.4%       --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................      3.5%

SERIES III POLICIES
Net Assets.........................................  $    --   $    --   $    --   $    --   $    --
Units outstanding..................................       --        --        --        --        --
Unit value.........................................  $    --   $    --   $    --   $    --   $    --
Total Return.......................................       --        --        --        --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................       --


                                                                         MAINSTAY VP
                                                                        GROWTH EQUITY
                                                       -----------------------------------------------
                                                        2001      2000      1999      1998      1997
                                                       -----------------------------------------------
SERIES I POLICIES(A)
Net Assets.........................................    $60,962   $69,704   $63,942   $39,473   $22,244
Units outstanding..................................      2,348     2,211     1,947     1,551     1,099
Unit value.........................................    $ 25.96   $ 31.53   $ 32.85   $ 25.45   $ 20.25
Total Return.......................................      (17.7)%    (4.0)%    29.1%     25.7%     25.9%
Ratio of Net Investment Income to Average Net
  Assets...........................................         --

SERIES II POLICIES(B)
Net Assets.........................................    $15,533   $ 7,403   $   322   $    --   $    --
Units outstanding..................................      1,598       628        26        --        --
Unit value.........................................    $  9.72   $ 11.78   $ 12.25   $    --   $    --
Total Return.......................................      (17.5)%    (3.8)%    22.5%       --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................        0.5%

SERIES III POLICIES
Net Assets.........................................    $   178   $    --   $    --   $    --   $    --
Units outstanding..................................         18        --        --        --        --
Unit value.........................................    $  9.65   $    --   $    --   $    --   $    --
Total Return.......................................       (3.5)%      --        --        --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................        0.7%

Not all investment divisions are available under all policies.

Annualized percentages are shown for Total Return and Ratio of Net Investment Income to Total Net Assets for all investment divisions in all years.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                       MAINSTAY VP                                       MAINSTAY VP
                          VALUE                                             BOND
    --------------------------------------------------   -------------------------------------------
      2001       2000       1999      1998      1997      2001      2000     1999     1998     1997
    ------------------------------------------------------------------------------------------------
    $ 37,813   $ 33,582   $ 28,171   $21,694   $15,990   $12,184   $8,626   $7,108   $5,916   $4,262
       1,895      1,678      1,578     1,313       921       753      578      520      423      330
    $  19.95   $  20.01   $  17.85   $ 16.52   $ 17.35   $ 16.18   $14.91   $13.68   $13.99   $12.91
        (0.3)%     12.1%       8.1%     (4.8)%    22.0%      8.5%     9.0%    (2.2)%    8.4%     8.9%
         0.8%                                                4.7%

    $  5,849   $    870   $     89   $    --   $    --   $ 3,868   $  597   $   89   $   --   $   --
         493         73          8        --        --       325       55        1       --       --
    $  11.86   $  11.87   $  10.57   $    --   $    --   $ 11.89   $10.94   $10.01   $   --   $   --
        (0.1)%     12.3%       5.7%       --        --       8.7%     9.3%     0.1%      --       --
         2.2%                                                9.1%

    $    296   $     --   $     --   $    --   $    --   $     7   $   --   $   --   $   --   $   --
          29         --         --        --        --         1       --       --       --       --
    $  10.05   $     --   $     --   $    --   $    --   $ 10.04   $   --   $   --   $   --   $   --
         0.5%        --         --        --        --       0.4%      --       --       --       --
         3.4%                                                9.0%

                                                         MAINSTAY VP   MAINSTAY VP   MAINSTAY VP
                       MAINSTAY VP                        SMALL CAP      EQUITY        MID CAP
                      INDEXED EQUITY                       GROWTH        INCOME        GROWTH
    --------------------------------------------------   -----------   -----------   -----------
      2001       2000       1999      1998      1997        2001          2001          2001
    --------------------------------------------------------------------------------------------
    $121,766   $120,772   $118,869   $73,315   $30,800     $5,104        $5,620        $4,730
       4,392      3,800      3,369     2,491     1,335        536           570           518
    $  27.73   $  31.77   $  35.28   $ 29.44   $ 23.07     $ 9.51        $ 9.86        $ 9.12
       (12.7)%     (9.9)%     19.8%     27.6%     31.9%      (4.9)%        (1.4)%        (8.8)%
         0.4%                                                (0.7)%         0.4%         (0.7)%

    $ 29,324   $ 14,201   $  2,016   $    --   $    --     $  385        $  962        $  344
       3,241      1,373        176        --        --         40            97            36
    $   9.05   $  10.35   $  11.47   $    --   $    --     $ 9.73        $ 9.87        $ 9.46
       (12.6)%     (9.8)%     14.7%       --        --       (2.7)%        (1.3)%        (5.4)%
         0.9%                                                (0.5)%         2.5%         (0.5)%

    $     --   $     --   $     --   $    --   $    --     $   --        $   --        $   --
          --         --         --        --        --         --            --            --
    $     --   $     --   $     --   $    --   $    --     $   --        $   --        $   --
          --         --         --        --        --         --            --            --
          --                                                   --            --            --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                       MAINSTAY VP         MAINSTAY VP
                                                         MID CAP         AMERICAN CENTURY
                                                          CORE           INCOME & GROWTH
                                                       -----------   ------------------------
                                                          2001        2001     2000     1999
                                                       --------------------------------------
SERIES I POLICIES(A)
Net Assets.........................................      $4,832      $  652   $  377   $   --
Units outstanding..................................         515          76       40       --
Unit value.........................................      $ 9.38      $ 8.54   $ 9.40   $   --
Total Return.......................................        (6.2)%      (9.1)%   (6.0)%     --
Ratio of Net Investment Income to Average Net
  Assets...........................................        (0.4)%       0.3%

SERIES II POLICIES(B)
Net Assets.........................................      $  160      $1,716   $  761   $   36
Units outstanding..................................          17         194       78        3
Unit value.........................................      $ 9.45      $ 8.84   $ 9.71   $10.93
Total Return.......................................        (5.5)%      (9.0)%  (11.2)%    9.3%
Ratio of Net Investment Income to Average Net
  Assets...........................................         0.5%        0.7%

SERIES III POLICIES
Net Assets.........................................      $   --      $   --   $   --   $   --
Units outstanding..................................          --          --       --       --
Unit value.........................................      $   --      $   --   $   --   $   --
Total Return.......................................          --          --       --       --
Ratio of Net Investment Income to Average Net
  Assets...........................................          --          --


                                                                        CALVERT
                                                                    SOCIAL BALANCED
                                                       ------------------------------------------
                                                        2001     2000     1999     1998     1997
                                                       ------------------------------------------
SERIES I POLICIES(A)
Net Assets.........................................    $1,275   $1,248   $  983   $  450   $  174
Units outstanding..................................        94       85       64       33       15
Unit value.........................................    $13.58   $14.70   $15.28   $13.71   $11.88
Total Return.......................................      (7.6)%   (3.8)%   11.5%    15.4%    19.3%
Ratio of Net Investment Income to Average Net
  Assets...........................................       3.2%

SERIES II POLICIES(B)
Net Assets.........................................    $  914   $  400   $    8   $   --   $   --
Units outstanding..................................        95       39        1       --       --
Unit value.........................................    $ 9.57   $10.33   $10.72   $   --   $   --
Total Return.......................................      (7.4)%   (3.6)%    7.2%      --       --
Ratio of Net Investment Income to Average Net
  Assets...........................................       5.3%

SERIES III POLICIES
Net Assets.........................................    $   --   $   --   $   --   $   --   $   --
Units outstanding..................................        --       --       --       --       --
Unit value.........................................    $   --   $   --   $   --   $   --   $   --
Total Return.......................................        --       --       --       --       --
Ratio of Net Investment Income to Average Net
  Assets...........................................        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Total Return and Ratio of Net Investment Income to Total Net Assets for all investment divisions in all years.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                          MAINSTAY VP
            MAINSTAY VP                   EAGLE ASSET
           DREYFUS LARGE                  MANAGEMENT                            ALGER AMERICAN
           COMPANY VALUE                 GROWTH EQUITY                       SMALL CAPITALIZATION
    ---------------------------   ---------------------------   -----------------------------------------------
     2001      2000      1999      2001      2000      1999      2001      2000      1999      1998      1997
    -----------------------------------------------------------------------------------------------------------
    $   691   $    72   $    --   $ 2,750   $ 1,967   $    --   $10,628   $12,193   $16,661   $ 4,993   $ 1,928
         70         7        --       359       213        --     1,203       966       954       407       180
    $  9.82   $ 10.36   $    --   $  7.67   $  9.25   $    --   $  8.83   $ 12.62   $ 17.46   $ 12.26   $ 10.69
       (5.2)%     3.6%       --     (17.1)%    (7.5)%      --     (30.0)%   (27.7)%    42.4%     14.7%     10.7%
        0.5%                         (0.7)%                        (0.7)%

    $ 2,001   $   560   $    21   $ 7,326   $ 3,130   $   136   $ 5,640   $ 3,724   $    62   $    --   $    --
        192        51         2       709       251        10       850       394         5        --        --
    $ 10.42   $ 10.96   $ 10.34   $ 10.34   $ 12.45   $ 13.90   $  6.64   $  9.46   $ 13.06   $    --   $    --
       (4.9)%     6.0%      3.4%    (16.9)%   (10.4)%    39.0%    (29.8)%   (27.6)%    30.6%       --        --
        0.6%                         (0.5)%                        (0.5)%

    $    --   $    --   $    --   $    21   $    --   $    --   $    28   $    --   $    --   $    --   $    --
         --        --        --         2        --        --         3        --        --        --        --
    $    --   $    --   $    --   $ 10.11   $    --   $    --   $ 10.31   $    --   $    --   $    --   $    --
         --        --        --       1.1%       --        --       3.1%       --        --        --        --
         --                            --                            --


              FIDELITY VIP CONTRAFUND(R)                        FIDELITY VIP EQUITY-INCOME
                    (INITIAL CLASS)                                   (INITIAL CLASS)
    -----------------------------------------------   -----------------------------------------------
     2001      2000      1999      1998      1997      2001      2000      1999      1998      1997
    -------------------------------------------------------------------------------------------------
    $44,376   $43,916   $37,009   $17,687   $ 5,739   $17,855   $15,911   $12,869   $ 8,306   $ 2,351
      2,691     2,321     1,814     1,069       448     1,137       956       833       567       178
    $ 16.49   $ 18.92   $ 20.41   $ 16.54   $ 12.81   $ 15.71   $ 16.64   $ 15.46   $ 14.64   $ 13.21
      (12.8)%    (7.3)%    23.4%     29.1%     23.3%     (5.6)%     7.6%      5.6%     10.8%     27.3%
        0.1%                                              0.8%

    $15,235   $ 7,568   $   471   $    --   $    --   $ 5,786   $ 2,272   $   226   $    --   $    --
      1,586       688        40        --        --       536       199        21        --        --
    $  9.61   $ 11.00   $ 11.84   $    --   $    --   $ 10.79   $ 11.41   $ 10.58   $    --   $    --
      (12.6)%    (7.1)%    18.4%       --        --      (5.4)%     7.8%      5.8%       --        --
         --                                               0.6%

    $   168   $    --   $    --   $    --   $    --   $     1   $    --   $    --   $    --   $    --
         17        --        --        --        --        --        --        --        --        --
    $  9.86   $    --   $    --   $    --   $    --   $ 10.32   $    --   $    --   $    --   $    --
       (1.4)%      --        --        --        --       3.2%       --        --        --        --
         --                                                --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                       Fidelity VIP II    Fidelity VIP      Fidelity VIP
                                                          Index 500          Growth            Mid Cap
                                                       (Initial Class)   (Initial Class)   (Initial Class)
                                                       ---------------   ---------------   ---------------
                                                            2001              2001              2001
                                                       ---------------------------------------------------
SERIES I POLICIES(A)
Net Assets.........................................        $   --            $   --            $   --
Units outstanding..................................            --                --                --
Unit value.........................................        $   --            $   --            $   --
Total Return.......................................            --                --                --
Ratio of Net Investment Income to Average Net
  Assets...........................................            --                --                --

SERIES II POLICIES(B)
Net Assets.........................................        $   --            $   --            $   --
Units outstanding..................................            --                --                --
Unit value.........................................        $   --            $   --            $   --
Total Return.......................................            --                --                --
Ratio of Net Investment Income to Average Net
  Assets...........................................            --                --                --

SERIES III POLICIES
Net Assets.........................................        $  102            $  150            $  344
Units outstanding..................................            10                15                33
Unit value.........................................        $ 9.76            $ 9.75            $10.31
Total Return.......................................          (2.4)%            (2.5)%             3.1%
Ratio of Net Investment Income to Average Net
  Assets...........................................            --                --                --

                                                                       MORGAN STANLEY
                                                                             UIF
                                                                   EMERGING MARKETS EQUITY
                                                       -----------------------------------------------
                                                        2001      2000      1999      1998      1997
                                                       -----------------------------------------------
SERIES I POLICIES(A)
Net Assets.........................................    $6,070    $5,669    $6,651    $2,232    $1,686
Units outstanding..................................       742       644       456       297       169
Unit value.........................................    $ 8.18    $ 8.81    $14.59    $ 7.51    $ 9.97
Total Return.......................................      (7.2)%   (39.6)%    94.3%    (24.7)%    (0.4)%
Ratio of Net Investment Income to Average Net
  Assets...........................................      (0.7)%

SERIES II POLICIES(B)
Net Assets.........................................    $2,877    $1,451    $   58    $   --    $   --
Units outstanding..................................       344       161         4        --        --
Unit value.........................................    $ 8.36    $ 8.99    $14.86    $   --    $   --
Total Return.......................................      (7.0)%   (39.5)%    48.6%       --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................      (0.5)%

SERIES III POLICIES
Net Assets.........................................    $   --    $   --    $   --    $   --    $   --
Units outstanding..................................        --        --        --        --        --
Unit value.........................................    $   --    $   --    $   --    $   --    $   --
Total Return.......................................        --        --        --        --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for Total Return and Ratio of Net Investment Income to Total Net Assets for all investment divisions in all years.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                                                                        JANUS ASPEN    MFS(R)
                                                                                                          SERIES      INVESTORS
                      JANUS ASPEN                                       JANUS ASPEN                     AGGRESSIVE      TRUST
                    SERIES BALANCED                               SERIES WORLDWIDE GROWTH                 GROWTH       SERIES
    -----------------------------------------------   -----------------------------------------------   -----------   ---------
     2001      2000      1999      1998      1997      2001      2000      1999      1998      1997        2001         2001
    ---------------------------------------------------------------------------------------------------------------------------
    $35,709   $31,845   $22,549   $ 6,397   $ 1,496   $52,870   $60,953   $52,432   $20,792   $ 7,760     $    --      $    --
      1,882     1,589     1,092       390       122     3,142     2,790     2,010     1,302       622          --           --
    $ 18.98   $ 20.04   $ 20.66   $ 16.41   $ 12.31   $ 16.82   $ 21.84   $ 26.09   $ 15.97   $ 12.48     $    --      $    --
       (5.3)%    (3.0)%    25.9%     33.3%     21.3%    (23.0)%   (16.3)%    63.4%     28.0%     21.3%         --           --
        2.0%                                             (0.2)%                                                --           --

    $26,919   $12,464   $   887   $    --   $    --   $25,080   $14,062   $   629   $    --   $    --     $    --      $    --
      2,523     1,108        77        --        --     2,746     1,188        45        --        --          --           --
    $ 10.67   $ 11.25   $ 11.57   $    --   $    --   $  9.13   $ 11.84   $ 14.11   $    --   $    --     $    --      $    --
       (5.2)%    (2.8)%    15.7%       --        --     (22.9)%   (16.1)%    41.1%       --        --          --           --
        2.6%                                              0.1%                                                 --           --

    $    86   $    --   $    --   $    --   $    --   $   104   $    --   $    --   $    --   $    --     $     1      $    61
          9        --        --        --        --        10        --        --        --        --          --            6
    $ 10.04   $    --   $    --   $    --   $    --   $ 10.24   $    --   $    --   $    --   $    --     $ 10.69      $  9.97
        0.4%       --        --        --        --       2.4%       --        --        --        --         6.9%        (0.3)%
        1.8%                                              0.4%                                                 --           --

                                     Dreyfus IP
                                     Technology
           T. Rowe Price               Growth        Neuberger Berman AMT
           Equity Income          (Initial Shares)      Mid-Cap Growth
    ---------------------------   ----------------   --------------------
     2001      2000      1999           2001                 2001
    ---------------------------------------------------------------------
    $ 2,013   $    51   $    --       $   279              $    --
        182         5        --            29                   --
    $ 11.09   $ 11.01   $    --       $  9.77              $    --
        0.7%     10.1%       --          (2.3)%                 --
        1.1%                             (0.7)%                 --

    $ 3,893   $   713   $    85       $   191              $    --
        349        64         9            19                   --
    $ 11.16   $ 11.06   $  9.83       $ 10.08              $    --
        0.9%     12.5%     (1.7)%         0.8%                  --
        1.2%                             (0.5)%                 --

    $   207   $    --   $    --       $     5              $     4
         21        --        --            --                   --
    $  9.96   $    --   $    --       $ 12.59              $ 11.52
       (0.4)%      --        --          25.9%                15.2%
        1.4%                               --                   --

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, MainStay VP Small Cap Growth, MainStay VP Equity Income, MainStay VP Mid Cap Growth, MainStay VP Mid Cap Core, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Small Capitalization, Calvert Social Balanced (formerly, "Calvert Socially Responsible"), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Fidelity VIP Index 500 (Initial Class), Fidelity VIP Growth (Initial Class), Fidelity VIP Mid Cap (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, Janus Aspen Series Aggressive Growth, MFS(R) Investors Trust Series (formerly "MFS(R) Growth With Income Series"), Morgan Stanley UIF Emerging Markets Equity (formerly "Morgan Stanley Dean Witter Emerging Markets Equity"),
T. Rowe Price Equity Income, Dreyfus IP Technology Growth (Initial Series) and Neuberger Berman AMT Mid-Cap Growth Investment Divisions (constituting the NYLIAC Variable Universal Life Separate Account-I) at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 26, 2002

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2001       2000
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities
  Available for sale, at fair value                           $19,657    $14,993
  Held to maturity, at amortized cost                              --        627
Equity securities                                                  95        126
Mortgage loans                                                  2,138      1,993
Policy loans                                                      575        544
Other investments                                                 917        260
                                                              -------    -------
     Total investments                                         23,382     18,543

Cash and cash equivalents                                         790        767
Deferred policy acquisition costs                               1,887      1,660
Other assets                                                      518        439
Separate account assets                                        10,418     10,981
                                                              -------    -------
     Total assets                                             $36,995    $32,390
                                                              =======    =======
LIABILITIES AND STOCKHOLDER'S EQUITY
Policyholders' account balances                               $20,949    $17,450
Future policy benefits                                            678        492
Policy claims                                                     107         73
Deferred taxes                                                    187         87
Other liabilities                                               1,990      1,151
Separate account liabilities                                   10,339     10,942
                                                              -------    -------
     Total liabilities                                         34,250     30,195
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                        780        480
Accumulated other comprehensive income (loss)                     104        (31)
Retained earnings                                               1,836      1,721
                                                              -------    -------
     Total stockholder's equity                                 2,745      2,195
                                                              -------    -------
     Total liabilities and stockholder's equity               $36,995    $32,390
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
REVENUES
  Premiums                                                    $  235    $  144    $   79
  Annuity and universal life fees                                509       530       442
  Net investment income                                        1,452     1,315     1,180
  Net investment gains (losses)                                  (50)      (39)       12
  Other income                                                     9        10        18
                                                              ------    ------    ------
     Total revenues                                            2,155     1,960     1,731
                                                              ------    ------    ------
EXPENSES
  Interest credited to policyholders' account balances         1,133       971       858
  Policyholder benefits                                          354       330       182
  Operating expenses                                             536       503       402
                                                              ------    ------    ------
     Total expenses                                            2,023     1,804     1,442
                                                              ------    ------    ------
Income before income taxes and cumulative effect of a change
  in accounting principle                                        132       156       289
Income tax expense                                                31        53       113
                                                              ------    ------    ------
Income before cumulative effect of a change in accounting
  principle                                                      101       103       176
Cumulative effect of a change in accounting principle (net
  of income tax expense of $8 million)                            14
                                                              ------    ------    ------
NET INCOME                                                    $  115    $  103    $  176
                                                              ======    ======    ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                                 (IN MILLIONS)

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
BALANCE AT JANUARY 1, 1999                      $25         $480        $1,442         $ 201           $2,148
Comprehensive loss:
  Net Income                                                               176                            176
     Other comprehensive loss, net of tax:
       Unrealized investment losses, net of
          related offsets, reclassification
          adjustments and income taxes                                                  (392)            (392)
                                                                                                       ------
Total comprehensive loss                                                                                 (216)
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 1999                     25          480         1,618          (191)           1,932
Comprehensive income:
  Net income                                                               103                            103
  Other comprehensive income, net of tax:
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      160              160
                                                                                                       ------
Total comprehensive income                                                                                263
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2000                     25          480         1,721           (31)           2,195
Comprehensive income:
  Net income                                                               115                            115
     Cumulative effect of a change in
       accounting principle, net of tax                                                   (2)              (2)
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      137              137
                                                                                                       ------
  Other comprehensive income                                                                              135
                                                                                                       ------
Total comprehensive income                                                                                250
  Capital contribution                                       300                                          300
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2001                    $25         $780        $1,836         $ 104           $2,745
                                                ===         ====        ======         =====           ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                                2001        2000       1999
                                                              --------    --------    -------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    115    $    103    $   176
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                 (36)        (21)        (3)
     Net capitalization of deferred policy acquisition costs      (380)       (304)      (298)
     Annuity and universal life fees                              (227)       (233)      (215)
     Interest credited to policyholders' account balances        1,133         971        858
     Net realized investment losses (gains)                         50          39        (13)
     Deferred income taxes                                          21          54         57
     Cumulative effect of a change in accounting principle         (14)         --         --
     (Increase) decrease in:
       Net separate accounts (assets) liabilities                  (35)         22          1
       Other assets and other liabilities                           98         (64)       (92)
     Increase in:
       Policy claims                                                34           4          9
       Future policy benefits                                      186         147         41
                                                              --------    --------    -------
          NET CASH PROVIDED BY OPERATING ACTIVITIES                945         718        521
                                                              --------    --------    -------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                28,757       8,161      3,981
     Maturity of available for sale fixed maturities             1,902       1,497      1,505
     Maturity of held to maturity fixed maturities                  --          73        121
     Sale of equity securities                                     109          74        170
     Repayment of mortgage loans                                   322         354        227
     Sale of other investments                                      58          65         62
  Cost of:
     Available for sale fixed maturities acquired              (33,811)    (11,031)    (6,679)
     Held to maturity fixed maturities acquired                     --         (17)       (75)
     Equity securities acquired                                   (112)       (113)      (152)
     Mortgage loans acquired                                      (469)       (439)      (451)
     Other investments acquired                                   (715)       (216)       (13)
  Policy loans (net)                                               (32)        (33)       (21)
  Increase (decrease) in loaned securities                          23         422       (222)
  Securities sold under agreements to repurchase (net)             153        (488)       480
                                                              --------    --------    -------
          NET CASH USED IN INVESTING ACTIVITIES                 (3,815)     (1,691)    (1,067)
                                                              --------    --------    -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    4,525       2,000      2,016
     Withdrawals                                                (1,396)     (1,026)    (1,154)
     Net transfers from (to) the separate accounts                (536)       (318)      (181)
  Capital contribution received from parent                        300          --         --
                                                              --------    --------    -------
          NET CASH PROVIDED BY FINANCING ACTIVITIES              2,893         656        681
                                                              --------    --------    -------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    --          (3)         4
                                                              --------    --------    -------
Net increase (decrease) in cash and cash equivalents                23        (320)       139
                                                              --------    --------    -------
Cash and cash equivalents, beginning of year                       767       1,087        948
                                                              --------    --------    -------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $    790    $    767    $ 1,087
                                                              ========    ========    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 2001, 2000 AND 1999

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. NYLIAC offers a wide variety of interest sensitive insurance and annuity products to a large cross section of the insurance market. NYLIAC markets its products in all 50 of the United States, the District of Columbia and Taiwan, primarily through its agency force and the agency force of Taiwan. In addition, NYLIAC markets Corporate Owned Life Insurance through independent brokers and brokerage general agents.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements of life insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation.

INVESTMENTS

     Fixed maturity investments, which NYLIAC has both the ability and the intent to hold to maturity, are stated at amortized cost. Investments classified as available for sale are reported at fair value. Unrealized gains and losses on available for sale securities are reported in stockholder's equity, net of deferred taxes, and certain deferred acquisition cost and policyholder account balance offsets. Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective adjustment method. The cost basis of fixed maturity and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net income.

     Equity securities are carried at fair value with related unrealized gains and losses reflected in other comprehensive income, net of deferred taxes, and certain deferred acquisition cost and policyholder account balance offsets.

     Mortgage loans on real estate are carried at unpaid principal balances, net of valuation allowances, and are secured. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the fair value of the collateral.

     Investment real estate, which NYLIAC has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Other long-term investments consist primarily of investments in limited partnerships and limited liability companies, which are carried on the equity method of accounting.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the balance sheet and are carried at amortized cost, which approximates fair value.

     Derivative financial instruments are accounted for at fair market value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the balance sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for annuities. Changes in assumptions are reflected in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

     For certain products sold in Taiwan, including whole life, periodic endowment and endowment contracts, the deferred policy acquisition costs are amortized over the life of the contract in proportion to gross premiums.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the insurer for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize capitalized policy acquisition costs. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals and charges. This liability also includes a liability for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

FEDERAL INCOME TAXES

     NYLIAC is a member of a group which files a consolidated Federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that NYLIAC is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FEDERAL INCOME TAXES -- (CONTINUED)

prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

     Current Federal income taxes include a provision for NYLIAC's share of the equity base tax applicable to mutual life insurance companies and their insurance subsidiaries. The amount recorded is based on NYLIAC's estimate of the differential earnings rate ("DER") (the actual rate will be announced at a later date by the Internal Revenue Service ("IRS")) used to compute the equity base tax for current and prior years.

REINSURANCE

     NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. NYLIAC evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

SEPARATE ACCOUNTS

     NYLIAC has established separate accounts with varying investment objectives, which are segregated from NYLIAC's general account, and are maintained for the benefit of separate account policyholders and NYLIAC. Separate account assets are stated at market value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect market value. For its guaranteed, non-registered separate account, the liability includes interest credited to the policies.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The development of policy reserves and deferred policy acquisition costs for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     NYLIAC issues certain variable products with various types of guaranteed minimum death benefits features. NYLIAC currently reserves for expected payments resulting from these features. NYLIAC bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market.

     NYLIAC regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed and asset-backed securities is based on historical experience and estimates of future payment experience on the underlying assets. Actual prepayment speeds will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

     As a subsidiary of a mutual life insurance company, NYLIAC is subject to a tax on its equity base. The rates applied to NYLIAC's equity base are determined annually by the IRS after comparison of mutual life insurance company earnings for the year to the average earnings of the 50 largest stock life insurance companies for the prior three years. Due to the timing of earnings information, estimates of the current year's tax rate must be made by management. The ultimate amounts of equity base tax incurred may vary considerably from the original estimates.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2001, NYLIAC adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," ("SFAS 133") as amended by Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133," ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivatives be recorded on the balance sheet at their fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in a $14 million decrease in other comprehensive income with a corresponding increase of $14 million in net income, net of taxes. Upon its adoption of SFAS No. 133, NYLIAC reclassified $646 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative effect adjustment of $12 million increasing other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001. The net impact on other comprehensive income of these adjustments was a decrease of $2 million, after tax.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, NYLIAC has determined an estimated fair value using either a discounted cash flow approach, including provisions for credit risk generally based upon the assumption such securities will be held to maturity, broker dealer quotations, or management's pricing model.

     At December 31, 2001 and 2000, the maturity distribution of fixed maturities was as follows (in millions):

                                                              2001                       2000
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $   628      $   639       $   712      $   710
Due after one year through five years                   3,736        3,838         2,915        2,906
Due after five years through ten years                  5,060        5,088         2,464        2,408
Due after ten years                                     3,267        3,277         2,841        2,707
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government agency             1,047        1,085           956          990
  Other mortgage-backed securities                      4,337        4,415         4,153        4,225
  Other asset-backed securities                         1,307        1,315         1,033        1,047
                                                      -------      -------       -------      -------
     Total Available for Sale                         $19,382      $19,657       $15,074      $14,993
                                                      =======      =======       =======      =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)


                                                                                         2000
                                                                                -----------------------
                                                                                AMORTIZED    ESTIMATED
HELD TO MATURITY                                                                  COST       FAIR VALUE
----------------                                                                ---------    ----------
Due in one year or less                                                           $ 49          $ 49
Due after one year through five years                                              213           298
Due after five years through ten years                                             171           170
Due after ten years                                                                179           179
Asset-backed securities                                                             15            15
                                                                                  ----          ----
     Total Held to Maturity                                                       $627          $711
                                                                                  ====          ====

     At December 31, 2001 and 2000, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                            2001
                                                     ---------------------------------------------------
                                                     AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST         GAINS         LOSSES      FAIR VALUE
------------------                                   ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government Corporations and
  agencies                                            $   773        $ 22          $  4        $   791
U.S. agencies, state and municipal                        274          20            --            294
Foreign Governments                                       110           3             1            112
Corporate                                              12,581         380           231         12,730
Other mortgage-backed securities                        4,337         100            22          4,415
Other asset-backed securities                           1,307          30            22          1,315
                                                      -------        ----          ----        -------
     Total Available for Sale                         $19,382        $555          $280        $19,657
                                                      =======        ====          ====        =======

                                                                            2000
                                                     ---------------------------------------------------
                                                     AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST         GAINS         LOSSES      FAIR VALUE
------------------                                   ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government Corporations and
  agencies                                            $   735        $ 24          $  1        $   758
U.S. agencies, state and municipal                        221          12             1            232
Foreign Governments                                        51           1            --             52
Corporate                                               8,881         146           348          8,679
Other mortgage-backed securities                        4,153          88            16          4,225
Other asset-backed securities                           1,033          24            10          1,047
                                                      -------        ----          ----        -------
     Total Available for Sale                         $15,074        $295          $376        $14,993
                                                      =======        ====          ====        =======
HELD TO MATURITY
Corporate                                             $   612        $ 92          $  8        $   696
Other                                                      15          --            --             15
                                                      -------        ----          ----        -------
     Total Held to Maturity                           $   627        $ 92          $  8        $   711
                                                      =======        ====          ====        =======

EQUITY SECURITIES

     Estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and a matrix pricing model for private placement securities. At December 31, 2001 and 2000, the distribution of gross unrealized gains and losses on equity securities was as follows (in millions):

                  UNREALIZED    UNREALIZED    ESTIMATED
          COST      GAINS         LOSSES      FAIR VALUE
          ----    ----------    ----------    ----------
  2001    $103       $ 6           $14           $ 95
  2000    $124       $14           $12           $126

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS

     NYLIAC's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair market value of the mortgage loan portfolio at December 31, 2001 and 2000 is estimated to be $2,227 million and $2,046 million, respectively. Fair market values are determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2001 and 2000, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to approximately $27 million and $54 million, respectively, at a fixed market rate of interest. These commitments are diversified by property type and geographic region.

     The general reserve provision for losses on mortgage loans was $4 million at both December 31, 2001 and 2000. There were no specific provisions for losses as of December 31, 2001 and 2000.

     NYLIAC accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is generally recognized on a cash basis. Cash payments on loans in the process of foreclosure are generally treated as a return of principal.

     At December 31, 2001 and 2000, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                   2001        2000
                                                 --------    --------
Property Type:
  Office buildings                                $  776      $  809
  Retail                                             394         396
  Apartments                                         194         167
  Residential                                        494         369
  Other                                              280         252
                                                  ------      ------
     Total                                        $2,138      $1,993
                                                  ======      ======
Geographic Region:
  Central                                         $  573      $  565
  Pacific                                            329         268
  Middle Atlantic                                    469         469
  South Atlantic                                     528         512
  New England                                        170         145
  Other                                               69          34
                                                  ------      ------
     Total                                        $2,138      $1,993
                                                  ======      ======

OTHER INVESTMENTS

     Other investments consist primarily of an investment in a limited liability company, limited partnership interests in real estate, as well as directly owned investments in real estate. The components of other investments as of December 31, 2001 and 2000 were as follows (in millions):

                                                              2001    2000
                                                              ----    ----
Limited liability company                                     $873    $185
Limited partnerships                                            22      38
Real estate                                                     18      34
Other                                                            4       3
                                                              ----    ----
     Total other investments                                  $917    $260
                                                              ====    ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

OTHER INVESTMENTS -- (CONTINUED)

     Accumulated depreciation on real estate at December 31, 2001 and 2000, was $5 million and $8 million, respectively. Depreciation expense totaled $1 million in 2001, $1 million in 2000 and $3 million in 1999.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $14 million and $13 million at December 31, 2001 and 2000, respectively, were on deposit with Governmental authorities or trustees as required by certain insurance laws and are included on the accompanying Balance Sheet.

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2001, 2000 and 1999, are as follows (in millions):

                                                 2001      2000      1999
                                                ------    ------    ------
Fixed maturities                                $1,238    $1,121    $1,013
Equity securities                                    6         7        10
Mortgage loans                                     155       147       134
Policy loans                                        47        46        41
Other investments                                   45        26        33
                                                ------    ------    ------
  Gross investment income                        1,491     1,347     1,231
Investment expenses                                (39)      (32)      (51)
                                                ------    ------    ------
     Net investment income                      $1,452    $1,315    $1,180
                                                ======    ======    ======

     During 1999 a fixed maturity investment that had been classified as held to maturity was transferred to available for sale and subsequently sold due to credit deterioration. The investment had an amortized cost of $10,052,000, and the sale resulted in a realized gain of $82,000.

     For the years ended December 31, 2001, 2000 and 1999, realized investment gains (losses) computed under the specific identification method are as follows (in millions):

                                                2001                           2000                           1999
                                      -------------------------      -------------------------      -------------------------
                                      GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                      -----              ------      -----              ------      -----              ------
REALIZED GAINS (LOSSES):
Fixed maturities                      $163               $(217)      $ 80               $(157)      $ 64                $(87)
Equity securities                       11                  (9)        17                  (7)        34                  (8)
Mortgage loans                          --                  (1)         8                  (1)         4                  --
Derivative instruments                   1                  (7)        --                  --         --                  --
Other investments                       10                  (1)        25                  (4)         7                  (2)
                                      ----               -----       ----               -----       ----                ----
     Subtotal                         $185               $(235)      $130               $(169)      $109                $(97)
                                      ====               =====       ====               =====       ====                ====
Total net investment gains (losses)             $(50)                          $(39)                          $12
                                                ====                           ====                           ===

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on fixed maturities available for sale are included in the Balance Sheet as a component of "Accumulated other comprehensive income (loss)". Changes in these amounts include reclassification adjustments to avoid double counting in "Comprehensive income" items that are part

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS (LOSSES) -- (CONTINUED)

of "Net income" for a period that also had been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, 2001, 2000 and 1999 are as follows (in millions):

                                                             2001    2000     1999
                                                             ----    -----    -----
Net unrealized investments gains (losses), beginning of the
  year                                                       $(31)   $(191)   $ 201
                                                             ----    -----    -----
Cumulative effect of a change in accounting principle          (2)      --       --
                                                             ----    -----    -----
Changes in net unrealized investment gains (losses)
  attributable to:
  Investments:
     Net unrealized investment gains (losses) arising
       during the period                                      172      220     (612)
     Less: Reclassification adjustments for gains (losses)
       included in net income                                 (64)     (41)       1
                                                             ----    -----    -----
     Change in net unrealized investment gains (losses),
       net of adjustments                                     236      261     (613)
Impact of net unrealized investment gains (losses) on:
     Policyholders' account balance                            --       (3)      (7)
     Deferred policy acquisition costs                        (99)     (98)     228
                                                             ----    -----    -----
Change in net unrealized investment gains (losses)            137      160     (392)
                                                             ----    -----    -----
Net unrealized investment gains (losses), end of year        $104    $ (31)   $(191)
                                                             ====    =====    =====

     Net unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax expense (benefit) of $93 million, $118 million and $(330) million for the years ended December 31, 2001, 2000 and 1999, respectively.

     Reclassification adjustments reported in the above table for the years ended December 31, 2001, 2000 and 1999 are net of income tax benefit of $34 million, $22 million and $0 million, respectively.

     Policyholders' account balance reported in the above table are net of income tax benefit of $2 million and $3 million for the years ended December 31, 2000 and 1999, respectively.

     Deferred policy acquisition costs in the above table for the years ended December 31, 2001, 2000 and 1999 are net of income tax expense (benefit) of $(53) million, $(53) million and $122 million, respectively.

NOTE 5 -- INSURANCE LIABILITIES

     NYLIAC's annuity contracts are primarily deferred annuities. The carrying value, which approximates fair value, of NYLIAC's liabilities for deferred annuities at December 31, 2001 and 2000, was $10,247 million and $7,944 million, respectively.

NOTE 6 -- SEPARATE ACCOUNTS

     NYLIAC maintains eight non-guaranteed, registered separate accounts for its variable deferred annuity and variable life products. NYLIAC maintains investments in the registered separate accounts of $67 million and $40 million at December 31, 2001 and 2000, respectively. The assets of the separate accounts, which are carried at market value, represent investments in shares of the New York Life sponsored MainStay VP Series Fund and other non-proprietary funds.

     NYLIAC maintains one guaranteed separate account for universal life insurance policies. This account provides a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of this separate account are carried at market value.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs (DAC) for the years ended December 31, 2001, 2000 and 1999 is as follows (in millions):

                                                              2001      2000      1999
                                                             ------    ------    ------
Balance at beginning of year before adjustment
  for unrealized gains (losses) on investments               $1,630    $1,326    $1,028
Current year additions                                          558       444       372
Amortized during year                                          (179)     (140)      (74)
                                                             ------    ------    ------
Balance at end of year before adjustment for unrealized
  gains (losses) on investments                               2,009     1,630     1,326
Adjustment for unrealized gains (losses) on investments        (122)       30       181
                                                             ------    ------    ------
Balance at end of year                                       $1,887    $1,660    $1,507
                                                             ======    ======    ======

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense included in the accompanying Statement of Income is as follows (in millions):

                                                          2001    2000    1999
                                                          ----    ----    ----
Current:
  Federal before prior years adjustment                   $ 32    $ 15    $ 56
  Prior years adjustment                                   (24)    (18)     (4)
  State and local                                            2       2       4
                                                          ----    ----    ----
                                                            10      (1)     56
                                                          ====    ====    ====
Deferred:
  Federal                                                   21      54      57
                                                          ----    ----    ----
Net income tax expense                                    $ 31    $ 53    $113
                                                          ====    ====    ====

     The components of the net deferred tax liability as of December 31, 2001 and 2000 are as follows (in millions):

                                                              2001    2000
                                                              ----    ----
Deferred tax assets:
  Future policyholder benefits                                $358    $303
  Employee and agents benefits                                  57      53
                                                              ----    ----
     Gross deferred tax assets                                 415     356
                                                              ====    ====
Deferred tax liabilities:
  Deferred policy acquisition costs                            513     406
  Investments                                                   63      13
  Other                                                         26      24
                                                              ----    ----
     Gross deferred tax liabilities                            602     443
                                                              ----    ----
       Net deferred tax liability                             $187    $ 87
                                                              ====    ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

     Set forth below is a reconciliation of the Federal income tax rate to the effective tax rate for 2001, 2000 and 1999:

                                                            2001     2000     1999
                                                           ------    -----    -----
Statutory federal income tax rate                            35.0%    35.0%    35.0%
Current year equity base tax                                 12.5     13.6      5.9
True down of prior year equity base tax                     (20.1)    (9.2)      --
Tax exempt income                                            (4.9)    (4.2)    (1.4)
Other                                                         0.9     (1.2)    (0.4)
                                                           ------    -----    -----
Effective tax rate                                           23.4%    34.0%    39.1%
                                                           ======    =====    =====

     NYLIAC's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1995. There were no material effects on NYLIAC's results of operations as a result of these audits. NYLIAC believes that its recorded income tax liabilities are adequate for all open years.

     In March 2002, the Job Creation and Worker Assistance Act of 2002 was passed to provide tax relief and stimulate the economy. This law requires a "tax holiday" related to the Company's equity base tax for the three year period beginning 2001. The Company has accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount will be reflected as an adjustment to current income taxes incurred in 2002.

NOTE 9 -- REINSURANCE

     NYLIAC has entered into cession reinsurance agreements on a coinsurance basis with non-affiliated companies and on a yearly renewable term basis with affiliated and non-affiliated companies. Under the affiliated agreements included in the accompanying Statement of Income are $2 million, $2.3 million and $1.5 million of ceded premiums at December 31, 2001, 2000 and 1999, respectively.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     NYLIAC uses derivative financial instruments to manage interest rate, currency, commodity and market risk. These derivative financial instruments include foreign exchange forward contracts, foreign currency options, equity total return swaps, interest rate swaps, commodity swaps and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     NYLIAC deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the future creditworthiness of counterparties. NYLIAC uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. NYLIAC formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. For cashflow hedges of interest rate risk, NYLIAC uses either qualitative assessment, if appropriate or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cashflows method is used to measure hedge ineffectiveness when appropriate. NYLIAC does not have any fair value hedges at December 31, 2001. NYLIAC will discontinue hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires or is sold, terminated, or exercised, (iii) the derivative is de-

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT -- (CONTINUED)

designated as a hedge instrument, (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available for sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). During 2001, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There are no cashflow hedges of forecasted transactions as of December 31, 2001. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2001 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $4 million.

     NYLIAC may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, NYLIAC assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in net investment gains or losses. If NYLIAC is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value. As of December 31, 2001, there were no such embedded derivatives that could not be separated from their host contracts.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     NYLIAC participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2001 and 2000, $829 million and $755 million, respectively, of NYLIAC's fixed maturities and equity securities were on loan to others. Collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively, is obtained. The market value of securities

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

LOANED SECURITIES AND REPURCHASE AGREEMENTS -- (CONTINUED)

loaned is monitored on a daily basis with additional collateral obtained as necessary. Such assets reflect the extent of NYLIAC's involvement in securities lending, not NYLIAC's risk of loss.

     NYLIAC enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for approximately one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2001 of $284 million ($132 million at December 31,
2000) approximates fair value. The investments acquired with the funds received from the securities sold are included in other investments in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides NYLIAC with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges NYLIAC for the identified costs associated with these services and facilities under the terms of a Service Agreement between New York Life and NYLIAC. Such costs, amounting to $458 million for the year ended December 31, 2001 ($476 million for 2000 and $393 million for 1999) are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, NYLIAC is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. NYLIAC was allocated $10 million for its share of the net periodic post-retirement benefits expense in 2001 ($7 million and $12 million in 2000 and 1999, respectively) and $(6) million for the post-employment benefits expense in 2001 ($2 million in 2000 and $3 million in 1999) under the provisions of the Service Agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, in 1999 New York Life concluded a comprehensive expense reduction program expected to streamline processes and improve profitability. As a result of job eliminations and early retirement benefits as defined in management's termination plan, NYLIAC was allocated $16 million for its share of these restructuring costs in 1999, which are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     For the year ended December 31, 2001, NYLIAC recorded annuity and universal life fees of $8 million from New York Life Investment Management, LLC, a wholly owned subsidiary of New York Life for administration and advisory fees.

     At December 31, 2001 and 2000, NYLIAC had a net liability of $157 million and $111 million, respectively for the above described services which are included in other liabilities in the accompanying Balance Sheet.

     In 2001, NYLIAC received a capital contribution in the amount of $300 million from its parent company, New York Life.

     In 1999 NYLIAC sold a $197 million Corporate Sponsored Variable Universal Life (CSVUL) policy and a $82 million Corporate Sponsored Universal Life (CSUL) policy to a Voluntary Employee Benefit Association (VEBA) trust. This trust was established to fund New York Life's retired employees medical and dental benefits. In addition, in 1999 NYLIAC sold a Corporate Owned Life (COLI) policy to New York Life for $180 million in premiums. This policy was sold on the same basis as policies sold to unrelated customers.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $20 million, $8 million, and $52 million during 2001, 2000 and 1999, respectively.

     Total interest paid was $21 million, $12 million and $30 million during 2001, 2000 and 1999, respectively.

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department recognizes only

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 14 -- STATUTORY FINANCIAL INFORMATION -- (CONTINUED)

statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

     At December 31, 2001 and 2000, statutory stockholder's equity was $1,335 million and $1,098 million, respectively. Statutory net income/(loss) for the years ended December 31, 2001, 2000 and 1999 was $(82.6) million, $0.4 million and $63 million, respectively.

     The State of Delaware Insurance Department has adopted the NAIC's Codification of Statutory Accounting Principles guidance, effective January 1, 2001. The effect of adoption was a net increase in statutory surplus of approximately $27 million.

     NYLIAC is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of NYLIAC's surplus or one hundred percent of net gain from operations.

     No dividends were paid or declared for the years ended December 31, 2001, 2000 and 1999.

     As of December 31, 2001, the amount of available and accumulated funds derived from earned surplus from which NYLIAC can pay dividends is $530 million. The maximum amount of dividends which may be paid in 2002 without prior approval is $133 million.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation

In our opinion, the accompanying balance sheet and the related statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036
March 12, 2002

                                   APPENDIX A
                                 ILLUSTRATIONS



     The following tables demonstrate the way in which your policy works. The tables are based on the sex, age, and underwriting class for each of the insureds, initial Life Insurance Benefit and premium as follows:



     The tables are for a policy issued to a male with Preferred underwriting class and issue age 55, and a female with Preferred underwriting class and issue age 50 with a planned annual premium of $15,000, a Target Premium of $12,662.14, an initial face amount of $1,000,000 and no riders. It assumes that 100% of the net premium is allocated to the Separate Account.


     The tables show how the Life Insurance Benefit, cash value and cash surrender value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6% or 12%. The tables will assist in the comparison of the Life Insurance Benefit, cash value and cash surrender value of the policy with other variable life insurance plans.


     The Life Insurance Benefit, cash value and cash surrender value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below those averages for the period. They would also be different depending on the allocation of the assets of the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6% or 12%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payments were not paid on the policy anniversary during the period of time illustrated.



     Tables 1 and 3 reflect all deductions and charges under the policy and assume that the cost of insurance charges are based on the current cost of insurance rates. These deductions and charges include all charges from planned premium payments and the cash value at their current levels.



     For Series 1, Table 1 reflects a daily mortality and expense risk charge assessed against the Separate Account equal to an annual rate of 0.60% (on a current basis) of the assets in the Separate Account and a daily asset based administrative charge assessed against the Separate Account equal to an annual rate of 0.10% on the assets of the Investment Divisions of the Separate Account.



     For Series 2, Table 3 reflects a monthly mortality and expense risk charge equal to an annual rate of 0.60% (on a current basis) of the cash value allocated to the Separate Account, and a monthly asset based administrative charge equal to an annual rate of 0.10% on the cash value allocated to the Separate Account.



     Tables 2 and 4 reflect all deductions and charges under the policy and assume that the cost of insurance charges are based on the guaranteed cost of insurance rates. These deductions and charges include all charges from planned premium payments and the cash value at their guaranteed maximum levels.



     For Series 1, Table 2 reflects a daily mortality and expense risk charge assessed against the Separate Account equal to an annual rate of 0.90% (on a guaranteed basis) of the assets in the Separate Account and a daily asset based administrative charge assessed against the Separate Account equal to an annual rate of 0.10% on the assets of the Investment Divisions of the Separate Account.



     For Series 2, Table 4 reflects a monthly mortality and expense risk charge equal to an annual rate of 0.90% (on a guaranteed basis) of the assets of the cash value allocated to the Separate Account and a monthly asset based administrative charge equal to an annual rate of 0.10% of the cash value allocated to the Separate Account.

     All tables reflect total assumed investment advisory fees together with other expenses incurred by the funds of 0.91% of the average daily net assets of the Funds. This total is based upon (a) 0.55% of the average daily net assets, which is an average of the management fees of each Investment Division; (b) 0.12% of average daily net assets of the Funds which is an average of the actual administrative fees for each Investment Division; and (c) 0.24% of average daily net assets of the Funds which is an average of the Funds which is an average of the other expenses after expense reimbursement for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.



     Taking into account the assumed charges for mortality and expense risks and administrative fees and the average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6% and 12% would correspond to illustrated net investment returns for Series 1 of -1.60%, 4.30% and 10.21%, respectively, based on the current charge for mortality and expense risks, and -1.89%, 3.99% and 9.88%, respectively, based on the guaranteed maximum charge for mortality and expense risks. For Series 2, the gross rates of return of 0%, 6%, and 12% would correspond to illustrated net investment returns of -0.91%, 5.03% and 10.98%, respectively, based on the current and guaranteed charges.


     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

     The second column of each table shows the amount which would accumulate if an amount equal to the planned premiums were invested and earned interest, after taxes, at 5% per year, compounded annually.

     NYLIAC will furnish upon request a comparable illustration using the ages, sexes and underwriting classifications of the insureds for any initial Life Insurance Benefit and premium requested. In addition to an illustration assuming Policy charges at their maximum, we will furnish an illustration assuming current policy charges and current cost of insurance rates.

                                    SERIES 1


                                    TABLE 1

     FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                            MALE ISSUE AGE:  55, PREFERRED
                            FEMALE ISSUE AGE:  50, PREFERRED
                            PLANNED ANNUAL PREMIUM:  $15,000
                            TARGET PREMIUM:  $12,662.00
                            INITIAL FACE AMOUNT:  $1,000,000
                            LIFE INSURANCE BENEFIT OPTION 1

                            ASSUMING CURRENT CHARGES


                                       END OF YEAR DEATH BENEFIT(2)        END OF YEAR CASH VALUE(2)
                                        ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
              TOTAL PREMIUMS PAID       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 VALUE(2)     PLUS INTEREST AT 5%    ---------------------------------   -----------------------------
POLICY YEAR   AS OF END OF YEAR(1)      0%          6%          12%        0%        6%         12%
-----------   --------------------   ---------   ---------   ---------   -------   -------   ---------
     1                15,750         1,000,000   1,000,000   1,000,000    11,970    12,722      13,475
     2                32,288         1,000,000   1,000,000   1,000,000    24,270    26,529      28,882
     3                49,652         1,000,000   1,000,000   1,000,000    36,336    40,891      45,822
     4                67,884         1,000,000   1,000,000   1,000,000    48,686    56,365      65,001
     5                87,029         1,000,000   1,000,000   1,000,000    60,840    72,506      86,141
     6               107,130         1,000,000   1,000,000   1,000,000    72,802    89,344     109,443
     7               128,237         1,000,000   1,000,000   1,000,000    84,561   106,895     135,114
     8               150,398         1,000,000   1,000,000   1,000,000    96,090   125,160     163,368
     9               173,668         1,000,000   1,000,000   1,000,000   107,396   144,174     194,473
    10               198,102         1,000,000   1,000,000   1,000,000   118,486   163,973     228,727
    15               339,862         1,000,000   1,000,000   1,000,000   172,873   278,651     463,208
    20               520,789         1,000,000   1,000,000   1,455,809   219,440   417,106     841,508
    30             1,046,412         1,000,000   1,049,142   3,218,773   267,425   782,942   2,402,069

                      END OF YEAR
                 CASH SURRENDER VALUE
              ASSUMING HYPOTHETICAL GROSS
              ANNUAL INVESTMENT RETURN OF
 VALUE(2)    -----------------------------
POLICY YEAR    0%        6%         12%
-----------  -------   -------   ---------
     1         9,438    10,189      10,943
     2        21,737    23,996      26,349
     3        33,803    38,359      43,289
     4        46,154    53,833      62,468
     5        58,308    69,974      83,608
     6        70,270    86,812     106,910
     7        82,281   104,616     132,834
     8        94,064   123,134     161,342
     9       105,623   142,401     192,700
    10       116,967   162,454     227,208
    15       172,620   278,398     462,954
    20       219,440   417,106     841,508
    30       267,425   782,942   2,402,069


------------
(1) All premiums are illustrated as if made at the beginning of the Policy Year.
(2) Assumes no Policy loan or partial withdrawal has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                    SERIES 1


                                    TABLE 2

     FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                            MALE ISSUE AGE:  55, PREFERRED
                            FEMALE ISSUE AGE:  50, PREFERRED
                            PLANNED ANNUAL PREMIUM:  $15,000
                            TARGET PREMIUM:  $12,662.00
                            INITIAL FACE AMOUNT:  $1,000,000
                            LIFE INSURANCE BENEFIT OPTION 1

                            ASSUMING GUARANTEED CHARGES


                                       END OF YEAR DEATH BENEFIT(2)        END OF YEAR CASH VALUE(2)
                                        ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
              TOTAL PREMIUMS PAID       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 VALUE(2)     PLUS INTEREST AT 5%    ---------------------------------   -----------------------------
POLICY YEAR   AS OF END OF YEAR(1)      0%          6%          12%        0%        6%         12%
-----------   --------------------   ---------   ---------   ---------   -------   -------   ---------
     1                15,750         1,000,000   1,000,000   1,000,000    11,726    12,465      13,205
     2                32,288         1,000,000   1,000,000   1,000,000    23,751    25,965      28,268
     3                49,652         1,000,000   1,000,000   1,000,000    35,457    39,912      44,726
     4                67,884         1,000,000   1,000,000   1,000,000    47,307    54,795      63,202
     5                87,029         1,000,000   1,000,000   1,000,000    58,801    70,139      83,369
     6               107,130         1,000,000   1,000,000   1,000,000    69,920    85,937     105,372
     7               128,237         1,000,000   1,000,000   1,000,000    80,641   102,181     129,369
     8               150,398         1,000,000   1,000,000   1,000,000    90,939   118,858     155,531
     9               173,668         1,000,000   1,000,000   1,000,000   100,785   135,953     184,049
    10               198,102         1,000,000   1,000,000   1,000,000   110,144   153,446     215,129
    15               339,862         1,000,000   1,000,000   1,000,000   149,090   247,248     419,887
    20               520,789         1,000,000   1,000,000   1,270,045   162,587   341,967     734,130
    30             1,046,412                 *   1,000,000   2,457,525         *   449,713   1,833,974

                      END OF YEAR
                 CASH SURRENDER VALUE
              ASSUMING HYPOTHETICAL GROSS
              ANNUAL INVESTMENT RETURN OF
 VALUE(2)    -----------------------------
POLICY YEAR    0%        6%         12%
-----------  -------   -------   ---------
     1         9,194     9,933      10,672
     2        21,218    23,433      25,736
     3        32,925    37,380      42,193
     4        44,775    52,262      60,669
     5        56,269    67,606      80,837
     6        67,387    83,404     102,840
     7        78,362    99,901     127,090
     8        88,913   116,832     153,505
     9        99,012   134,181     182,276
    10       108,624   151,927     213,610
    15       148,837   246,995     419,633
    20       162,587   341,967     734,130
    30             *   449,713   1,833,974


------------
(1) All premiums are illustrated as if made at the beginning of the Policy Year.
(2) Assumes no Policy loan or partial withdrawal has been made.
 * Without additional Premiums above the annual planned premium, the Policy would lapse in this scenario.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                    SERIES 2


                                    TABLE 3

     FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                            MALE ISSUE AGE:  55, PREFERRED
                            FEMALE ISSUE AGE:  50, PREFERRED
                            PLANNED ANNUAL PREMIUM:  $15,000
                            TARGET PREMIUM:  $12,662.00
                            INITIAL FACE AMOUNT:  $1,000,000
                            LIFE INSURANCE BENEFIT OPTION 1

                            ASSUMING CURRENT CHARGES


                                       END OF YEAR DEATH BENEFIT(2)        END OF YEAR CASH VALUE(2)
                                        ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
              TOTAL PREMIUMS PAID       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 VALUE(2)     PLUS INTEREST AT 5%    ---------------------------------   -----------------------------
POLICY YEAR   AS OF END OF YEAR(1)      0%          6%          12%        0%        6%         12%
-----------   --------------------   ---------   ---------   ---------   -------   -------   ---------
     1                15,750         1,000,000   1,000,000   1,000,000    11,969    12,721      13,474
     2                32,288         1,000,000   1,000,000   1,000,000    24,268    26,527      28,879
     3                49,652         1,000,000   1,000,000   1,000,000    36,333    40,887      45,816
     4                67,884         1,000,000   1,000,000   1,000,000    48,683    56,359      64,992
     5                87,029         1,000,000   1,000,000   1,000,000    60,836    72,498      86,127
     6               107,130         1,000,000   1,000,000   1,000,000    72,797    89,333     109,423
     7               128,237         1,000,000   1,000,000   1,000,000    84,554   106,880     135,087
     8               150,398         1,000,000   1,000,000   1,000,000    96,082   125,141     163,331
     9               173,668         1,000,000   1,000,000   1,000,000   107,386   144,150     194,425
    10               198,102         1,000,000   1,000,000   1,000,000   118,475   163,944     228,665
    15               339,862         1,000,000   1,000,000   1,000,000   172,850   278,578     463,019
    20               520,789         1,000,000   1,000,000   1,454,997   219,401   416,957     841,039
    30             1,046,412         1,000,000   1,048,528   3,215,875   267,324   782,483   2,399,907

                      END OF YEAR
                 CASH SURRENDER VALUE
              ASSUMING HYPOTHETICAL GROSS
              ANNUAL INVESTMENT RETURN OF
 VALUE(2)    -----------------------------
POLICY YEAR    0%        6%         12%
-----------  -------   -------   ---------
     1         9,437    10,188      10,942
     2        21,736    23,994      26,346
     3        33,801    38,355      43,284
     4        46,150    53,827      62,459
     5        58,304    69,966      83,595
     6        70,264    86,801     106,891
     7        82,275   104,601     132,808
     8        94,056   123,115     161,305
     9       105,613   142,377     192,652
    10       116,955   162,424     227,146
    15       172,597   278,325     462,765
    20       219,401   416,957     841,039
    30       267,324   782,483   2,399,907


------------
(1) All premiums are illustrated as if made at the beginning of the Policy Year.
(2) Assumes no Policy loan or partial withdrawal has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                    SERIES 2


                                    TABLE 4

     FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                            MALE ISSUE AGE:  55, PREFERRED
                            FEMALE ISSUE AGE:  50, PREFERRED
                            PLANNED ANNUAL PREMIUM:  $15,000
                            TARGET PREMIUM:  $12,662.00
                            INITIAL FACE AMOUNT:  $1,000,000
                            LIFE INSURANCE BENEFIT OPTION 1

                            ASSUMING GUARANTEED CHARGES


                                       END OF YEAR DEATH BENEFIT(2)        END OF YEAR CASH VALUE(2)
                                        ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
              TOTAL PREMIUMS PAID       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 VALUE(2)     PLUS INTEREST AT 5%    ---------------------------------   -----------------------------
POLICY YEAR   AS OF END OF YEAR(1)      0%          6%          12%        0%        6%         12%
-----------   --------------------   ---------   ---------   ---------   -------   -------   ---------
     1                15,750         1,000,000   1,000,000   1,000,000    11,726    12,463      13,203
     2                32,288         1,000,000   1,000,000   1,000,000    23,750    25,961      28,264
     3                49,652         1,000,000   1,000,000   1,000,000    35,457    39,905      44,719
     4                67,884         1,000,000   1,000,000   1,000,000    47,309    54,785      63,191
     5                87,029         1,000,000   1,000,000   1,000,000    58,805    70,124      83,353
     6               107,130         1,000,000   1,000,000   1,000,000    69,925    85,916     105,350
     7               128,237         1,000,000   1,000,000   1,000,000    80,648   102,153     129,338
     8               150,398         1,000,000   1,000,000   1,000,000    90,948   118,821     155,489
                                                                                       135
     9               173,668         1,000,000   1,000,000   1,000,000   100,797      ,907     183,993
    10               198,102         1,000,000   1,000,000   1,000,000   110,158   153,388     215,058
    15               339,862         1,000,000   1,000,000   1,000,000   149,116   247,103     419,672
    20               520,789         1,000,000   1,000,000   1,269,152   162,609   341,663     733,614
    30             1,046,412                 *   1,000,000   2,454,690         *   448,523   1,831,858

                      END OF YEAR
                 CASH SURRENDER VALUE
              ASSUMING HYPOTHETICAL GROSS
              ANNUAL INVESTMENT RETURN OF
 VALUE(2)    -----------------------------
POLICY YEAR    0%        6%         12%
-----------  -------   -------   ---------
     1         9,193     9,931      10,671
     2        21,218    23,429      25,732
     3        32,925    37,373      42,187
     4        44,777    52,252      60,659
     5        56,272    67,591      80,821
     6        67,393    83,384     102,817
     7        78,369    99,874     127,059
     8        88,922   116,795     153,463
     9        99,024   134,134     182,221
    10       108,639   151,869     213,538
    15       148,863   246,850     419,418
    20       162,609   341,663     733,614
    30             *   448,523   1,831,858


------------
(1) All premiums are illustrated as if made at the beginning of the Policy Year.
(2) Assumes no Policy loan or partial withdrawal has been made.
 * Without additional Premiums above the annual planned premium, the Policy would lapse in this scenario.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                   APPENDIX B
                   VARIATIONS BY JURISDICTION (FOR SERIES 1)


The following lists by jurisdiction any variations to the statements made in this prospectus.

CALIFORNIA

-- Free Look--If you cancel your policy, we will pay you your policy's cash value on the date you return the policy, plus the charges which were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

COLORADO

-- Transfers to the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.

-- The Suicide Exclusion period is one year from the Issue Date.

CONNECTICUT

-- Loan Interest Rate--Due to state regulation, the loan interest rate is fixed at 8.0% and may not be lowered.

DISTRICT OF COLUMBIA

-- Free Look Period--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days after you receive your policy to the General Account. After this 20 day period, we will allocate your net premiums according to your instructions.

FLORIDA

-- Late Period--The late period is the 31 days following the Monthly Deduction
   Day on which the cash surrender value is zero or less than zero. We will mail a notice to the policyowner (and any known assignee) at least 30 days before the end of the late period.

INDIANA

-- Free Look--You may return the policy to any of our registered representatives.

MARYLAND

-- Partial Withdrawals--We have the right to deny any partial withdrawal which would cause the face amount of the policy to drop below $100,000.

-- Additional Benefits through Riders--The GMDB rider is called the Guaranteed
   No Lapse Benefit Rider.

MASSACHUSETTS

-- Transfers to the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.

-- Guaranteed Minimum Death Benefit--This rider is not available.


MICHIGAN

-- Living Benefits Rider--You may exercise the benefit under this rider if the surviving insured has a life expectancy of six months or less.

NEW JERSEY

-- Policy Date--You may not choose a Policy Date that is before your policy's
   Issue Date.

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premium--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- State Tax Charge--We will not increase the charge above 2.0%.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

-- Changing Your Life Insurance Benefit Option--You may make only one change to your Life Insurance Benefit Option each Policy Year.

-- Partial Withdrawals--You may take only one partial withdrawal in the first
   Policy Year, if Life Insurance Benefit Option 1 is in effect.

-- Guaranteed Minimum Death Benefit--This rider is not available.

NEW YORK

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premium--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

-- Changing Your Life Insurance Benefit Option--You may make only one change to your Life Insurance Benefit Option each Policy Year.

-- Policy Termination--Your policy will end on the policy anniversary the younger insured is, or would have been, age 100. The cash surrender value will be paid at that time.

-- Free Look Period--You have ten days from the date you receive your policy. We will allocate the initial premium and any other premium payments you make during the first ten days after you receive your policy to the General Account. After this ten day period, we will allocate your net premiums according to your instructions.

-- Change in Objective of an Investment Division--If there is a change in the investment strategy of any Investment Division, you have the option of converting, without evidence of insurability, your policy within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. You may elect to convert your policy to a new fixed benefit survivorship life insurance policy, for an amount of insurance not greater than the Life Insurance Benefit of the original policy, on the date of conversion. The new policy will be based on the same issue ages, sexes and underwriting classes as your original Policy, but will not offer variable investment options such as the Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.

-- Maximum Transfer from the Fixed Account--The maximum amount you may transfer from the Fixed Account to the Investment Divisions during any Policy Year is 25% of the amount in the Fixed Account at the beginning of the Policy Year.

-- Policy Split Option--You must provide evidence of insurability for any exercise of this option. Also, in addition to divorce and certain tax law changes, the policy may be split in the event of the annulment of the insureds.

-- Extended Term Insurance--On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

-- Guaranteed Minimum Death Benefit--This rider is not available.


-- First-to-Die Monthly Deduction Waiver--This rider is not available.


NORTH CAROLINA

-- Free Look Period--You have until the later of 20 days from the date you receive your Policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days after you receive your policy to the General Account. After this 20 day period, we will allocate your net premiums according to your instructions.

OREGON

-- State Tax Charge--In Oregon, this tax is referred to as a "tax charge back" and only applies to policies issued after May 19, 2000. The rate may not be changed for the life of the policy.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

PENNSYLVANIA

-- Policy Split Option--Due to state regulations, the policy cannot be split in the event of the divorce of the insureds.

-- Misstatement of Age or Sex--In the event of such misstatement, we will adjust the Life Insurance Benefit provided by your policy, but we will not adjust the cash value.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers to the Fixed Account each Policy Year.

-- Loan Repayment--Where we have sent a notice that your policy is in danger of terminating because the amount of your unpaid loan plus accrued loan interest exceeds the cash surrender value of your policy, we will only terminate your policy if you do not make the necessary payments within 61 days from the date we mail the notice.



-- Late Period--We will not terminate your policy until 61 days after the date we mail a notice to you informing you that the cash surrender value of your policy is insufficient to cover the required monthly deductions.



   TEXAS



-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.



-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.



-- Changing Your Life Insurance Benefit Option--You may make only one change in your Life Insurance Benefit Option each Policy Year.



-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers to the Fixed Account each Policy Year.



-- Unplanned Premium--You are allowed a maximum of twelve unplanned premium payments each Policy Year.



-- Partial Withdrawals--You may take only one partial withdrawal in the first
  Policy Year, if Life Insurance Benefit Option 1 is in effect.



-- Guaranteed Minimum Death Benefit--This rider is not available.



VERMONT



-- Vermont law requires that insurance contracts and policies offered to married persons and their families be made available to parties to a civil union and their families, unless federal law prohibits such action or limits the benefits available under the policy to persons recognized as married under federal law. You should ask your registered representative how this law may impact your policy and the benefits available under it.

                                   APPENDIX B
                   VARIATIONS BY JURISDICTION (FOR SERIES 2)



The following lists by jurisdiction any variations to the statements made in this prospectus.



CALIFORNIA



-- Free Look--If you cancel your policy, we will pay you your policy's cash value on the date you return the policy, plus the charges which were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.



COLORADO



-- Transfers to the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.



-- The Suicide Exclusion period is one year from the Issue Date.



CONNECTICUT



-- Loan Interest Rate--Due to state regulation, the loan interest rate is fixed at 8.0% and may not be lowered.



DISTRICT OF COLUMBIA



-- Free Look Period--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days after you receive your policy to the General Account. After this 20 day period, we will allocate your net premiums according to your instructions.



FLORIDA



-- Late Period--The late period is the 31 days following the Monthly Deduction
  Day on which the cash surrender value is zero or less than zero. We will mail a notice to the policyowner (and any known assignee) at least 30 days before the end of the late period.



INDIANA



-- Free Look--You may return the policy to any of our registered representatives.



MICHIGAN



-- Living Benefits Rider--You may exercise the benefit under this rider if the surviving insured has a life expectancy of six months or less.

                                   APPENDIX C
                           MAXIMUM SURRENDER CHARGES

The following table shows the maximum surrender charges per $1,000 of initial face amount which could be assessed under a policy depending on issue ages and assuming no changes have been made to the face amount. Columns 1 through 3 show the calculation of surrender charges in all Policy Years for a policy ("Policy A") which insures 2 males, ages 90 and 84, in the standard underwriting classification. Columns 4 through 6 show the calculation of surrender charges in all Policy Years for a policy ("Policy B") which insures 2 males, both of whom are age 90, in the standard underwriting classification. Because the length of the surrender charge schedule varies based on the issue age of the younger insured, the absolute maximum (as shown in Column 7) that can be charged under a policy would, for Policy Years 5 through 15, be assessed under Policy A and would, for Policy Years 1 through 4, be assessed under Policy B.

The surrender charges shown in the table apply only to policies issued to male insureds of the ages and underwriting classifications specified and are not representative of the surrender charges which would be assessed under other policies. For surrender charges which would be applicable under your policy, please contact your registered representative.

                       TABLE OF MAXIMUM SURRENDER CHARGES
                       PER $1,000 OF INITIAL FACE AMOUNT

                             POLICY A                             POLICY B
                     MALE AGE 90/MALE AGE 84              MALE AGE 90/MALE AGE 90
                ----------------------------------   ----------------------------------
                                 Target Premium/$1,000 of initial face
                $105.00                       amount                         $120.13
                             20% of Target Premium/$1,000 of initial face
                $ 21.00                                            amount    $ 24.03

                  (1)        (2)           (3)         (4)        (5)           (6)          (7)
                20% OF    SURRENDER     SURRENDER    20% OF    SURRENDER     SURRENDER     MAXIMUM
       POLICY   TARGET      CHARGE       CHARGE      TARGET      CHARGE       CHARGE      SURRENDER
        YEAR    PREMIUM   PERCENTAGE   (3)=(1)X(2)   PREMIUM   PERCENTAGE   (6)=(4)X(5)    CHARGE*
       ------   -------   ----------   -----------   -------   ----------   -----------   ---------
          1      21.00       100%         27.00**     24.03       100%         30.03**      30.03
          2      21.00       100%         21.00       24.03       100%         24.03        24.03
          3      21.00       100%         21.00       24.03       100%         24.03        24.03
          4      21.00       100%         21.00       24.03       100%         24.03        24.03
          5      21.00       100%         21.00       24.03        80%         19.22        21.00
          6      21.00       100%         21.00       24.03        60%         14.42        21.00
          7      21.00        90%         18.90       24.03        40%          9.61        18.90
          8      21.00        80%         16.80       24.03        20%          4.81        16.80
          9      21.00        70%         14.70       24.03         0%          0.00        14.70
         10      21.00        60%         12.60       24.03         0%          0.00        12.60
         11      21.00        50%         10.50       24.03         0%          0.00        10.50
         12      21.00        40%          8.40       24.03         0%          0.00         8.40
         13      21.00        30%          6.30       24.03         0%          0.00         6.30
         14      21.00        20%          4.20       24.03         0%          0.00         4.20
         15      21.00        10%          2.10       24.03         0%          0.00         2.10
         16+     21.00         0%          0.00       24.03         0%          0.00         0.00

---------------

 * The greater of Columns 3 or 6.
** The surrender charge reflects an additional contract charge of $50 per month the first year. Based on the initial face amount of $100,000, this would be $6/$1,000 annually. See "Additional Charge on a Surrender in the First Policy Year."

                                    PART II

                          UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING

         Reference is made to Article VIII of the Depositor's By-Laws.

         New York Life maintains Directors and Officers Liability/Company Reimbursement ("D&O") insurance which covers directors, officers and trustees of New York Life, its subsidiaries, and its subsidiaries and certain affiliates including the Depositor while acting in their capacity as such. The total annual aggregate of D&O coverage is $150 million applicable to all insureds under the D&O policies. There is no assurance that such coverage will be maintained by New York Life or for the Depositor in the future as, in the past, there have been large variances in the availability of D&O insurance for financial institutions.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


         REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

         New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the Flexible Premium Survivorship Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

                       CONTENTS OF REGISTRATION STATEMENT

    This Registration Statement comprises the following papers and documents:

    The facing sheet.


    The prospectus consisting of 137 pages.


    The undertaking to file reports.

    The undertaking pursuant to Rule 484.

    The representation as to the reasonableness of aggregate fees and charges.

    The signatures.


    Written consents of the following persons:


    (a)  Thomas F. English, Esq.


    (b)  Robert Haack, Senior Actuarial Associate


    (c)  PricewaterhouseCoopers LLP

    The following exhibits:

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

    (1)  (a)     Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed as Exhibit 1.(1) to the initial Registration Statement on Form S-6 for NYLIAC
                 Variable Universal Life Separate Account-I (File No.
                 33-64410), re-filed in accordance with Regulation S-T, 17 CFR
                 232.102(e) as Exhibit 1.(1) to Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference.

    (1)  (b)     Resolution of the Board of Directors of NYLIAC authorizing filings relating to the Policy with the Securities and Exchange Commission - Previously filed as Exhibit 1. (1)(b) to
                 Registrant's Pre-Effective Amendment No. 1 on Form S-6 and incorporated herein by reference.

    (2)          Not applicable.

    (3)(a)(1) Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit 1.(3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(3)(a)(1) to Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 33-64410), and incorporated herein by reference.

    (3)(a)(2) Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC - Previously filed as Exhibit 1.(3)(a)(2) to Post-Effective Amendment No. 3 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 33-64410), and incorporated herein by reference.

    (3)(b)       Not applicable.

    (3)(c)       Not applicable.

    (4)          Not applicable.

    (5)(a) Policy - Previously filed as Exhibit 1.(5)(a) to Registrant's initial Registration Statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.


    (5)(a)(1) Form of Policy for Survivorship Variable Universal Life Policies (No. 302-150) - Previously filed as Exhibit (5)(a)(l) to Registrant's Post-Effective Amendment No. 5 on Form S-6 (File No. 333-39157), filed 1/24/02 and incorporated herein by reference.


    (5)(b) Guaranteed Minimum Death Benefit Rider for Survivorship Variable Adjustable Life Insurance - Previously filed as
                 Exhibit 1.(5)(b) to Registrant's initial Registration Statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.

    (5)(c)(1) Form of Level First-To-Die Term Rider for Survivorship Variable Adjustable Life Insurance - Previously filed as Exhibit 1.(5)(c) to Registrant's initial Registration Statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.

    (5)(c)(2) Amended Form of Level First-to-Die Term Rider for Survivorship Variable Adjustable Life Insurance - Previously filed as
                 Exhibit 1. (5)(c)(2) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

    (5)(d)(1) Form of First-To-Die Monthly Deduction Waiver Rider for Survivorship Variable Adjustable Life Insurance - Previously filed as Exhibit 1.(5)(d) to Registrant's initial registration statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.

    (5)(d)(2) Amended Form of First-to-Die Monthly Deduction Waiver Rider for Survivorship Variable Adjustable Life Insurance - previously filed as Exhibit 1. (5)(d)(2) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

    (5)(e) Supplementary Term Rider for Survivorship Variable Adjustable Life Insurance - Previously filed as Exhibit 1.(5)(a) to Registrant's initial registration statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.

    (5)(f) Accelerated Benefits Rider for Survivorship Variable Adjustable Life Insurance - Previously filed as Exhibit 1.(5)(a) to Registrant's initial registration statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.


    (5)(g) Life Extension Rider - Previously filed as Exhibit (5)(g) to Registrant's Post-Effective Amendment No. 5 on Form S-6 (File No. 333-39157), filed 1/24/02 and incorporated herein by reference.


    (6)(a)       Certificate of Incorporation of NYLIAC - Previously filed as
                 Exhibit 1.(6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(a) to the initial Registration Statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 7/3/96 and incorporated herein by reference.

    (6)(b)(1) By-Laws of NYLIAC - Previously filed as Exhibit 1.(6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 7/3/96 and incorporated herein by reference.

    6(b)(2)      Amended By-Laws of NYLIAC - Previously filed as Exhibit 1.
                 (6)(b)(2) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

    (7)          Not applicable.

    (8)          Not applicable.

    (9)(a) Stock Sale Agreement between NYLIAC and New York Life MFA Series Fund, Inc. - Previously filed as Exhibit 1. (9) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 (File No. 33-64410) and as Exhibit 1.(9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

    (9)(b) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended
                 - Previously filed as Exhibit 1.(9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

    (9)(c) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed as Exhibit 1.(9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

    (9)(d) Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed as Exhibit 1.(9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

    (9)(e) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed as Exhibit 1.(9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

    (9)(f) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC - Previously filed as Exhibit 1.(9)(b)(5) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

    (9)(g) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and NYLIAC - Previously filed as Exhibit 1.(9)(b)(6) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

    (9)(h) Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

    (9)(i) Form of Participation Agreement among Dreyfus Investment Portfolios. The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (9)(r) to Registrant's Pre-Effective Amendment No. 1 to the registration statement on Form S-6 (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

    (9)(j) Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC - Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (9)(s) to Registrant's Pre-Effective Amendment No. 1 to the registration statement on Form S-6 (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.


    (10) Form of Application - Previously filed as Exhibit 1.(10) to the initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 33-64410), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(10) to Post-Effective Amendment No. 4 to Registrant's registration statement on Form S-6 , and incorporated herein by reference.


2. Opinion and Consent of Thomas F. English, Esq. - Filed herewith.


3.               Not applicable.

4.               Not applicable.

5.               Not applicable.


6.               Opinion and Consent of Robert Haack, Senior Actuarial Associate
                 - Filed herewith.



7.               Consent of PricewaterhouseCoopers LLP - Filed herewith.


8 (a) Powers of Attorney for the Directors and Officers of NYLIAC - Previously filed as Exhibit 1.(9)(c) to Pre-Effective Amendment No. 2 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 4/25/97 and incorporated herein by reference for the following:

                 Jay S. Calhoun, Vice President, Treasurer and Director
                   (Principal Financial Officer)
                 Richard M. Kernan, Jr., Director
                 Robert D. Rock, Senior Vice President and Director
                 Frederick J. Sievert, President and Director (Principal
                   Executive Officer)
                 Stephen N. Steinig, Senior Vice President, Chief Actuary and
                   Director
                 Seymour Sternberg, Director

8 (b) Power of Attorney for Maryann L. Ingenito, Vice President and Controller (Principal Accounting Officer) - Previously filed as
                 Exhibit 1.(9)(d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

8 (c) Power of Attorney for Howard I. Atkins, Executive Vice President (Principal Financial Officer) - previously filed as
                 Exhibit 8(c) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

8 (d) Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the survivorship variable adjustable life insurance policies - previously filed as Exhibit 8 (d) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 and incorporated herein by reference.

8 (e) Power of Attorney for Certain Directors of NYLIAC - Previously filed as Exhibit 10 (e) to Post-Effective Amendment No. 6 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 33-87382), filed 4/25/98 and incorporated herein by reference for the following:

                 George J. Trapp, Director
                 Frank M. Boccio, Director
                 Phillip J. Hildebrand, Director
                 Michael G. Gallo, Director
                 Solomon Goldfinger, Director
                 Howard I. Atkins, Director


8 (f) Power of Attorney for John A. Cullen, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit
                 (10)(f) to Post-Effective Amendment No. 21 to the registration statement on Form N-4 for NYLIAC MFA Separate Account - I (File No. 2-86083), filed 4/13/00 and incorporated herein by reference.

8 (g) Power of Attorney for Gary G. Benanav, Director and Executive Vice President - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(o) to Registrant's initial registration statement on Form S-6 (File No. 333-47728), filed 10/11/00 and incorporated herein by reference.


8 (h) Power of Attorney for Theodore A.Mathas, Director - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
                 Exhibit 10(h) to Post-Efective Amendment No. 13 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 10/3/01 and incorporated herein by reference.



8 (i) Power of Attorney for Anne F. Pollack, Director, Senior Vice President and Chief Investment Officer - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(r) to Post-Effective Amendment No. 11 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/24/02 and incorporated herein by reference.

                                   SIGNATURES



    Pursuant to the requirements of the Securities Act of 1933, the Registrant, NYLIAC Variable Universal Life Separate Account-I, certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 11th day of April, 2002.



                                          NYLIAC VARIABLE UNIVERSAL LIFE
                                          SEPARATE ACCOUNT-I
                                                  (Registrant)

                                          By /s/ Melvin J. Feinberg
                                            -----------------------------------
                                                  Melvin J. Feinberg
                                                  Senior Vice President

                                          NEW YORK LIFE INSURANCE AND
                                          ANNUITY CORPORATION
                                                  (Depositor)

                                          By /s/ Melvin J. Feinberg
                                            -----------------------------------
                                                  Melvin J. Feinberg
                                                  Senior Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:


Gary G. Benanav*                    Director
Frank M. Boccio*                    Director
John A. Cullen*                     Vice President and Controller (Principal
                                    Accounting Officer)
Michael G. Gallo*                   Director
Solomon Goldfinger*                 Director
Phillip J. Hildebrand*              Director
Theodore A. Mathas*                 Director
Anne F. Pollack*                    Director
Robert D. Rock*                     Director
Frederick J. Sievert*               Director and President (Principal Executive Officer)
Seymour Sternberg*                  Director
George J. Trapp*                    Director


*By   /s/ Melvin J. Feinberg
    ------------------------------
    Melvin J. Feinberg
    Attorney-in-Fact

    April 11, 2002


* Pursuant to Powers of Attorney previously filed.

                                EXHIBIT INDEX


Exhibit
Number              Description
------              -----------




2.               Opinion and Consent of Thomas F. English, Esq.


6.               Opinion and Consent of Robert Haack, Senior Actuarial Associate


7.               Consent of PricewaterhouseCoopers LLP